As filed with the U.S. Securities and Exchange Commission on March 6, 1997 Registration Nos. 33-64401 and 811-07431



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 4

                        UBS PRIVATE INVESTOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (617) 423-0800

                               Philip W. Coolidge
             6 St. James Avenue, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                                    Copy to:

                               Burt Liebert, Esq.
     Wilkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)
[X] on March 13, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has previously registered an indefinite number of its shares of common stock (par value $0.0001 per share) under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 with respect to its series, UBS Tax Exempt Bond Fund, UBS Bond Fund, UBS U.S. Equity Fund and UBS International Equity Fund (for their fiscal years ending December 31, 1996), on or before February 28, 1997.


     UBS Investor Portfolios Trust has also executed this Registration
Statement.

                        UBS PRIVATE INVESTOR FUNDS, INC.
                                  UBS BOND FUND
                              UBS U.S. EQUITY FUND
                          UBS INTERNATIONAL EQUITY FUND
                              CROSS-REFERENCE SHEET

                                     PART A

 FORM N-1A
ITEM NUMBER                                                                          CAPTION IN PROSPECTUS
-----------                                                                   ------------------------------------

     1.       Cover Page....................................................  Outside Cover Page of Prospectus
     2.       Synopsis......................................................  Investors for Whom the Fund is
                                                                                Designed
     3.       Condensed Financial Information...............................  Financial Highlights
     4.       General Description of Registrant.............................  Organization; Master-Feeder
                                                                                Structure; Investment Objective
                                                                                and Policies; Additional
                                                                                Investment Information and Risk
                                                                                Factors; Investment Restrictions
     5.       Management of the Fund........................................  Management; Shareholder Services;
                                                                                Expenses
    5A.       Management's Discussion of Fund Performance..................   Not applicable
     6.       Capital Stock and Other Securities............................  Dividends and Distributions; Net
                                                                                Asset Value; Organization; Taxes;
                                                                                Master-Feeder Structure
     7.       Purchase of Securities Being Offered..........................  Purchase of Shares; Net Asset Value
     8.       Redemption or Repurchase......................................  Redemption of Shares; Net Asset
                                                                                Value
     9.       Pending Legal Proceedings.....................................  Not applicable

                                     PART B

 FORM N-1A                                                                            CAPTION IN STATEMENT
ITEM NUMBER                                                                        OF ADDITIONAL INFORMATION
-----------                                                                   ------------------------------------

    10.       Cover Page....................................................  Outside Front Cover Page
    11.       Table of Contents.............................................  Table of Contents
    12.       General Information and History...............................  General; Investment Adviser and Funds Services Agent
    13.       Investment Objectives and Policies............................  Investment Objectives and Policies;
                                                                                Investment Restrictions; Portfolio
                                                                                Transactions
    14.       Management of the Fund........................................  Directors and Trustees
    15.       Control Persons and Principal Holders of Securities...........  Directors and Trustees
    16.       Investment Advisory and Other Services........................  Investment Adviser and Funds
                                                                                Services Agent; Administrator;
                                                                                Distributor; Custodian;
                                                                                Shareholder Services; Independent
                                                                                Accountants; Expenses
    17.       Brokerage Allocation and Other Practices......................  Portfolio Transactions
    18.       Capital Stock and Other Securities............................  General; Organization
    19.       Purchase, Redemption and Pricing of Securities Being
                Offered.....................................................  Purchase of Shares; Redemption of
                                                                                Shares; Exchange of Shares;
                                                                                Dividends and Distributions; Net
                                                                                Asset Value
    20.       Tax Status....................................................  Taxes
    21.       Underwriters..................................................  Distributor; Purchase of Shares; Net
                                                                                Asset Value
    22.       Calculation of Performance Data...............................  Dividends & Distributions; Net Asset Value
    23.       Financial Statements..........................................  Financial Statements



     PART C. Information required to be included in Part C is set forth under the appropriately numbered items included in Part C of this Registration Statement.

                                EXPLANATORY NOTE


     This post-effective amendment no. 2 (the "Amendment") to the Registrant's registration statement on Form N-1A (File No. 33-64401) is being filed with respect to UBS Bond Fund, UBS U.S. Equity Fund and UBS International Equity Fund, each a series of shares of the Registrant (collectively, the "Funds"), solely in order to bring the Funds' audited financial statements up to date and to make other non-material changes. The Amendment does not affect the Registrant's currently effective Prospectus and Statement of Additional Information with respect to UBS Tax Exempt Bond Fund, each of which is hereby incorporated herein by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

UBS
BOND
FUND

--------------------

UBS
Private Investor
Funds, Inc.



Prospectus
March 13, 1997

PROSPECTUS

UBS BOND FUND
6 ST. JAMES AVENUE
BOSTON, MASSACHUSETTS 02116
FOR INFORMATION CALL (800) 914-8566

UBS  Bond Fund  (the 'Fund')  is designed for  investors seeking  a higher total return from a portfolio of debt securities issued by foreign and domestic companies than that generally available from a portfolio of short-term obligations in exchange for some risk of capital.

The Fund is a diversified, no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law.

UNLIKE OTHER MUTUAL FUNDS THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN UBS BOND PORTFOLIO (THE 'PORTFOLIO'). THE PORTFOLIO IS A SERIES OF UBS INVESTOR PORTFOLIOS TRUST (THE 'TRUST'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND EMPLOYS A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE THAT IS MORE FULLY DESCRIBED UNDER THE SECTION CAPTIONED 'MASTER-FEEDER STRUCTURE'.

The Portfolio is advised by the New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank').


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated March 13, 1997 (the 'SAI'), provides further discussion of certain topics referred to in this Prospectus and other matters that may be of interest to investors. The SAI has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and is available without charge upon written request from the Company or the Distributor (as defined herein) at the addresses set forth on the back cover of the Prospectus or by calling (800) 914-8566.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNION BANK OF SWITZERLAND OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE. WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS DATED MARCH 13, 1997.

UBS BOND FUND
INVESTORS FOR WHOM THE FUND IS DESIGNED

UBS  Bond Fund  (the 'Fund')  is designed for  investors seeking  a higher total return from a portfolio of debt securities issued by domestic and foreign companies than that generally available from a portfolio of short-term obligations in exchange for some risk of capital. The Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Bond
Portfolio (the 'Portfolio'). The Portfolio is a series of UBS Investor Portfolios Trust (the 'Trust'), an open-end management investment company. The Portfolio has the same investment objective as the Fund. Because the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The net asset value of shares of the Fund fluctuates with changes in the value of the investments in the Portfolio. See 'Investment Objective and Policies -- Quality Information.'

The Portfolio may make various types of investments in seeking its objective. Among the permissible investments for the Portfolio are bonds and debt instruments of domestic and foreign companies. The Portfolio may also invest in futures contracts, options, forward contracts on foreign currencies and certain privately placed securities. For further information about these investments and related investment techniques, see 'Investment Objective and Policies' discussed below.

The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of UBS Private Investor Funds, Inc. (the 'Company'). The minimum subsequent investment for all investors is $5,000. These minimums may be waived at the Fund's discretion. See 'Purchase of Shares.' If shareholders reduce their total investment in shares of the Fund to less than $10,000, their investment will be subject to mandatory redemption. See 'Redemption of Shares -- Mandatory Redemption.' The Fund is one of several series of the Company, an open-end management investment company organized as a Maryland corporation.

This Prospectus describes the Fund's investment objective and policies, management and operations to enable investors to decide if the Fund suits their investment needs. The Fund operates through a two-tier master-feeder investment fund structure. The Company's Board of Directors (the 'Directors' or the 'Board') believes that this structure provides Fund shareholders with the opportunity to achieve certain economies of scale that would otherwise be unavailable if the shareholders' investments were not pooled with other investors sharing similar investment objectives.

The following table illustrates that Fund investors incur no shareholder transaction expenses: their investments in the Fund are subject only to the operating expenses set forth below for the Fund and the Portfolio, as a percentage of average daily net assets of the Fund. The Directors believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings 'Management', 'Expenses' and 'Shareholder Services.'


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.....................................................................   None
Sales Load Imposed on Reinvested Dividends..........................................................   None
Deferred Sales Load.................................................................................   None
Redemption Fees.....................................................................................   None
Exchange Fees.......................................................................................   None

EXPENSE TABLE
ANNUAL OPERATING EXPENSES*
Advisory Fees, After Fee Waiver**.................................................................   0.00%
Rule 12b-1 Fees...................................................................................   None
Other Expenses, After Expense Reimbursements***...................................................   0.80%
                                                                                                     ----
Total Operating Expenses, After Fee Waivers and Expense Reimbursements*...........................   0.80%
                                                                                                     ----
                                                                                                     ----


* Expenses are expressed as a percentage of the Fund's average daily net assets and are based on the expenses incurred during the period April 2, 1996 (commencement of operations) through December 31, 1996, after any applicable fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, Total Operating Expenses would be equal, on an annual basis, to 4.13% of the Fund's average daily net assets. See 'Management.'


** The New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank') has agreed to waive fees and reimburse the Fund for any of its operating expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 0.80% of the Fund's average daily net assets. The Branch may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund. The Portfolio's advisory fee would be equal, on an annual basis, to 0.45% of the average daily net assets of the Portfolio if there were no fee waiver in effect. See 'Management -- Adviser and Funds Services Agent' and 'Expenses.'

*** The fees and expenses in Other Expenses include fees payable to Signature Broker-Dealer Services, Inc. ('Signature') under an Administrative Services Agreement with the Fund, fees payable to Signature Financial Group (Grand Cayman) Ltd. ('Signature-Cayman') under an Administrative Services Agreement with the Portfolio, fees payable to Investors Bank & Trust Company (the 'Custodian' or the 'Transfer Agent') as custodian of the Fund and the Portfolio and transfer agent of the Fund, and fees payable by the Fund to Eligible Institutions providing shareholder services under various shareholder servicing agreements. For a more detailed description of contractual fee arrangements, including fee waivers and expense reimbursements, and of the fees and expenses included in Other Expenses, see 'Management' and 'Shareholder Services.'

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


 1 Year.....................................................   $ 8
 3 Years....................................................    26
 5 Years....................................................    44
10 Years....................................................    99


The above Expense Table is designed to assist investors in understanding the various direct and indirect costs and expenses that Fund investors are expected to bear and reflects the expenses of the Fund and the Fund's share of the Portfolio's expenses. In connection with the above Example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See 'Purchase of Shares', 'Exchange of Shares' and 'Redemption of Shares.' THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES, AND ASSUMES THE CONTINUATION OF THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS REPRESENTED IN THE ABOVE 'EXPENSE TABLE.' IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The table below shows certain information concerning the investment results for the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996. The Financial Highlights should be read in conjunction with the audited financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information (the 'SAI').


Per share data for a share outstanding during the indicated period:




                                                                       FOR THE PERIOD
                                                                       APRIL 2, 1996*
                                                                      THROUGH DECEMBER
                                                                          31, 1996
                                                                      -----------------
Net asset value, beginning of period.............................          $100.00
                                                                      -----------------
Income from investment operations:
     Net investment income.......................................             4.12
     Net realized and unrealized gain on investments, foreign
       currency contracts and foreign currency translations......             0.14
                                                                      -----------------
     Total income from investment operations.....................             4.26
                                                                      -----------------
Less Dividends and Distributions to Shareholders:
     Dividends from net investment income........................            (4.11)
     Distributions from net realized gains.......................            (0.02)
                                                                      -----------------
     Total dividends and distributions...........................            (4.13)
                                                                      -----------------
Net asset value, end of period...................................          $100.13
                                                                      -----------------
                                                                      -----------------
Total Return.....................................................             4.36%(1)
Ratios/Supplemental Data:
     Net assets, end of period (000s omitted)....................          $ 7,500
     Ratio of expenses to average net assets(2)..................             0.80%(3)
     Ratio of net investment income to average net assets(2).....             5.61%(3)



------------


 * Commencement of investment operations.
(1) Not Annualized.



(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS Bond Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 3.33% (annualized).



(3) Annualized.


HISTORICAL PERFORMANCE OF COMPARABLE DISCRETIONARY ACCOUNTS. The following table sets forth (i) the composite average annual total returns for the one, three, five and ten year periods ended December 31, 1996 for all discretionary accounts described below that have been managed for at least one full quarter by UBS Asset Management (New York) Inc., a wholly-owned subsidiary of the Bank ('UBSAM NY'), (ii) the average annual total return for the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996, and (iii) the average annual total return during the same periods for the Lehman Government/Corporate Intermediate Bond Index. The discretionary accounts described in (i) above have substantially the same investment objective and policies and are managed in a manner substantially the same as the Portfolio. While the Portfolio will be managed by the Branch, the management of the Portfolio will be substantially the same as by UBSAM NY and will be carried out by personnel who performed these services for the discretionary accounts at UBSAM NY, who will be employed by the Branch for this purpose. The composite total returns for such accounts have been adjusted to deduct all of the Fund's annual total operating expenses of 0.80% of average daily net assets as set forth in the Fee Table above. The composite total returns are time-weighted and weighted by individual account size and reflect the reinvestment of interest. The discretionary accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by federal securities and tax laws on the Portfolio that, if applied to the accounts, may have adversely affected their performance results. The composite total returns of these discretionary accounts does not represent the historical performance of the Portfolio and should not be viewed as a prediction of future performance of the Portfolio. Lehman Government/Corporate Intermediate Bond Index (the 'Index') is an unmanaged composite of intermediate duration consisting of publicly-issued, fixed-rate, non-convertible, domestic bonds. The total returns of the Index do not include management fees or commissions.


                                                               COMPOSITE
                                                             TOTAL RETURN
                                                             OF ADVISER'S
                                                             DISCRETIONARY      LEHMAN GOV'T/CORP.
  AVERAGE ANNUAL TOTAL RETURN FOR THE:      UBS BOND FUND      ACCOUNTS       INTERMEDIATE BOND INDEX
-----------------------------------------   -------------    -------------    -----------------------
Period April 2, 1996* through December
  31, 1996...............................        4.36%             N/A                  4.85%
One Year Ended December 31, 1996.........         N/A             3.14%                 4.05%
Three Years Ended December 31, 1996......         N/A             4.90%                 5.57%
Five Years Ended December 31, 1996.......         N/A             6.11%                 6.49%
Ten Years Ended December 31, 1996........         N/A             7.15%                 7.89%


------------

* Commencement of operations.

MASTER-FEEDER STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate investment company with the same investment objective as the Fund. The investment objective of the Fund and the Portfolio may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund or a majority of the investors in the Portfolio, respectively, after 30 days' prior notice.

This  master-feeder  structure  has  been  developed  relatively  recently,   so
shareholders should carefully consider this investment approach.

In addition to selling an interest in the Portfolio to the Fund, the Portfolio may sell interests in the Portfolio to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, other entities investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund's. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Signature at (617) 423-0800.

The Fund may withdraw its investment in the Portfolio at any time if the Board determines that it is in the Fund's best interest to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the Fund's assets in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require the Fund to withdraw its investments in the Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in the Fund's having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of its operations. Except as permitted by
                                      -5-
the Securities and Exchange Commission (the'SEC'), whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of Fund shareholders and will cast all of its votes proportionately as instructed by the Fund's shareholders. See 'Organization' in the SAI. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Company in the same proportion as the Fund shareholders who do, in fact, vote.

For more information about the Portfolio's investment objective, policies and restrictions, see 'Investment Objective and Policies', 'Additional Investment Information and Risk Factors' and 'Investment Restrictions'. For more information about the Portfolio's management and expenses, see 'Management'. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see 'Investment Restrictions'.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, together with the policies each employs to seek to achieve its objective. Additional information about the investment policies of the Fund and the Portfolio appears in the SAI under 'Investment Objectives and Policies.' The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

The objective of the Portfolio is to provide a high total return from a portfolio of debt securities issued by domestic and foreign companies, consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus net income. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its investment objective.

The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. The Fund may also be a convenient way to add fixed income exposure to diversify an investor's existing portfolio.

The Adviser actively manages the Portfolio's duration (defined below), the allocation of securities across market sectors and the selection of specific securities within sectors. Based on fundamental economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's opinion regarding future interest rates. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the anticipated increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, asset-backed securities and mortgage related securities. The Adviser intends to identify and purchase specific securities that it believes are undervalued using quantitative tools, analyses of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Adviser intends to keep at least 65% of the Portfolio's assets invested in bonds. Bonds are debt instruments such as debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities, zero coupon securities, government obligations and money market instruments. See 'Corporate Bonds' and 'Government Obligations' below.

Duration is a measure of a bond's price sensitivity, expressed in years. It is a measure of interest rate risk of a bond calculated by taking into consideration the number of years until the average dollar, in present value terms, is received from principal and interest payments. For example, for a bond with a duration of four years, every 1% change in yield will result in a 4% change in price in the opposite direction. The Portfolio's benchmark is the Lehman Government/Corporate Intermediate Bond Index, which currently has a duration of approximately 3.28 years. The Portfolio intends to have a duration between 0.5 years shorter and 0.5 years longer than its benchmark. The maturities of the Portfolio's individual securities may vary widely from its duration, however, and may be as long as 30 years.

The Portfolio intends to manage its securities actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See 'Taxes' below. The annual portfolio turnover rate for the Fund is expected to be under 100%.

CORPORATE BONDS. The Portfolio may invest in a broad range of corporate bonds of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables that generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment than anticipated because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower than the interest rates on the prepaid securities. In addition, the value of zero coupon securities, which do not pay interest, is more volatile than that of interest bearing debt securities with the same maturity. Although zero coupon securities do not pay interest to the holders thereof, federal income tax law requires the Fund to recognize a portion of such securities' discount as income each year. This income must be distributed to shareholders along with other income earned by the Fund. See 'Dividends and Distributions.' The Portfolio does not intend to invest in common stock but may invest to a limited degree in convertible debt or preferred stocks. The Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it may hedge its foreign currency exposure. The Portfolio may purchase nonpublicly offered debt securities. See 'Illiquid Investments; Privately Placed and Other Unregistered Securities.' See 'Additional Investment Information and Risk Factors' for further information on foreign investments and convertible securities.

GOVERNMENT OBLIGATIONS. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association ('GNMA Certificates'), the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value. See 'Investment Objectives and Policies' in the SAI for a more detailed discussion of the Portfolio's investments in government securities.

The Portfolio may also invest in municipal obligations, which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See 'Additional Investment Information and Risk Factors' for further information on foreign investments.

MONEY MARKET INSTRUMENTS. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest, without limit, in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see 'Investment Objectives and Policies' in the SAI.

QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least sixty-five percent (65%) of its investment in bonds will consist of securities that are rated at least A by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Corporation ('Standard & Poor's') or that are unrated and in the Adviser's opinion are of comparable quality. Up to thirty percent (30%) of the Portfolio's bonds may consist of debt securities rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in the Adviser's opinion are of comparable quality. Up to five percent (5%) of the Portfolio's bonds may be invested in debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in the Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

The Portfolio may also purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, engage in mortgage dollar roll transactions, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indices, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see 'Additional Investment Information and Risk Factors.'

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the Portfolio will maintain a segregated account with the Custodian consisting of a portfolio of high grade, liquid debt securities with a value at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities (excluding the obligations created by these commitments).

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Board of Trustees (the 'Trustees'). In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral's value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in repurchase agreements maturing in more than seven days and certain other investments that may be considered illiquid are limited. See 'Illiquid Investments; Privately Placed and Other Unregistered Securities' below.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, including limitations on the use of reverse repurchase agreements, see 'Investment Objectives and Policies' in the SAI and 'Investment Restrictions' below.

SECURITIES LENDING. Subject to applicable investment restrictions, the Portfolio may lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all the facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or affiliate or placement agent of the Company, the Portfolio, or the Adviser, Administrator or Distributor, unless otherwise permitted by applicable law.

FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in foreign securities. Investments in securities of foreign issuers and in obligations of foreign branches of domestic banks involve somewhat different investment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in countries other than in the United States.

The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the foreign issuer. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Because investments in foreign securities involve foreign currencies, the value of assets as measured in U.S. dollars may be affected, favorably or unfavorably, by changes in currency exchange rates and in exchange control regulations, including currency blockage. See 'Foreign Currency Exchange Transactions' below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolio may, from time-to-time, enter into foreign currency exchange transactions. The Portfolio may enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, use forward currency contracts to purchase or sell foreign currencies, use currency futures contracts or purchase or sell options thereon or purchase or sell currency options.

A forward foreign currency exchange contract is an obligation of the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Currency options give the buyer the right, but not the obligation, to purchase or sell a fixed amount of a specific currency at a fixed price at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Portfolio will not enter into these foreign currency exchange transactions for speculative purposes. Foreign currency exchange transactions do not eliminate fluctuations in the local currency prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the local currency prices of these securities should decline.

A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may use these techniques to hedge against a change in foreign currency exchange rates (with the U.S. dollar or other foreign currencies) that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, these transactions also limit any potential gain that might be realized should the value of the hedged currency increase. Additionally, the premiums paid by the Portfolio for currency or futures options increase the Portfolio's transaction costs. Similarly, the cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The precise matching of these transactions and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date such a transaction is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in illiquid investments or investments that are not readily marketable. In addition, the Portfolio will not invest more than 10% of the market value of its total assets in restricted securities (not including Rule 144A securities) that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (the 'Securities Act'). Subject to those non-fundamental policy limitations, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act, and cannot be offered for public sale in the United States without first being registered. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. Repurchase agreements maturing in more than seven days are considered illiquid investments and, as such, are subject to the limitations set forth in this paragraph. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees of the Trust will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described below. These instruments are commonly known as derivatives.

The Portfolio may purchase and sell exchange traded and over-the-counter ('OTC') put and call options on fixed income securities or indices of fixed income securities, enter into forward contracts, purchase and sell futures contracts on indices of fixed income securities, purchase and sell put and call options on futures contracts on indices of fixed income securities and purchase and sell options on currencies. The Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for investment purposes in lieu of investing directly in the corresponding securities or instruments. Such use of derivatives may be considered speculative.

The Portfolio may use these techniques to manage its exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, may tend to increase market exposure. For example, if the Portfolio wishes to obtain exposure to a particular market or market sector but does not wish to purchase the relevant securities, it could, as an alternative, purchase a futures contract on an index of such securities or related securities. Such a purchase would not constitute a hedging transaction and could be considered speculative. However, the Portfolio will use futures contracts or options in this manner only for the purpose of obtaining the same level of exposure to a particular market or market sector that it could have obtained by purchasing the relevant securities and will not use futures contracts or options to leverage its exposure beyond this level. The use of options and futures may involve some leverage; such leverage is reduced by the requirement of the SEC to 'cover' such obligations. See 'Cover -- Segregated Accounts' below. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Portfolio's use of these transactions is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the Portfolio's use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, such strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's opportunity to realize gains as well as limiting its exposure to losses. The

Portfolio could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur costs, including commissions and premiums, in connection with these transactions and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase and sell put and call options on securities, currencies, indices of securities and futures contracts, or purchase and sell futures contracts for the purposes described herein.

The Commodity Exchange Act prohibits U.S. persons, such as the Fund, from buying or selling certain foreign futures contracts or options on such contracts.
Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ('CFTC') regulations or CFTC staff advisories, interpretations and no action letters.

In addition, in order to assure that the Portfolio will not be considered a 'commodity pool' for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules, or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, currencies, indices of securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. American style options may be exercised on any day up to their expiration date. European style options may be exercised only on their expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option and related transaction costs if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, however, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decrease. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of a U.S. exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin if and as the position becomes unprofitable.

OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions and may purchase and sell put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out before then. There is no assurance, however, that a liquid market will exist when a Portfolio wishes to close out a particular position.

When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Purchasing futures contracts may tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly, as discussed above. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts on securities similar to those held by the Portfolio, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that these standardized instruments will not exactly match the Portfolio's current or anticipated investments. The Portfolio may invest in futures contracts and options thereon based on currencies or on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments. The Portfolio may also enter into transactions in futures contracts and options for non-hedging purposes, as discussed above.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit 'initial margin' with the Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ('FCM'). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional 'variation margin' payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

COVER -- SEGREGATED ACCOUNTS. The Portfolio will segregate liquid, high grade debt securities in connection with its use of options and futures contracts to the extent required by the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see 'Investment Objectives and Policies' in the SAI.

INVESTMENT RESTRICTIONS

The investment objective of the Fund and the Portfolio, together with the investment restrictions described below and in the SAI, except as noted, are deemed fundamental policies, i.e., they may be changed only by the 'vote of a majority of the outstanding voting securities' (as defined in the Investment
Company Act of 1940 (the '1940 Act')), of the Fund or the Portfolio, respectively. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment restrictions.

As a diversified investment company, 75% of the total assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Portfolio may not: (i) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government securities; (ii) enter into reverse repurchase agreements or other permitted borrowings that constitute senior securities under the 1940 Act, exceeding in the aggregate one-third of the value of the Portfolio's total assets; or (iii) borrow money, except from banks for extraordinary or emergency purposes, or mortgage, pledge or hypothecate any assets except in connection with any such borrowings or permitted reverse repurchase agreements in amounts up to one-third of the value of the Portfolio's total assets at the time of such borrowing, or purchase securities while borrowings and other senior securities exceed 5% of its total assets. For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see 'Investment Restrictions' and 'Additional Information' in the SAI.

MANAGEMENT

DIRECTORS AND  TRUSTEES.  Pursuant to  the  Trust's Declaration  of  Trust,  the
Trustees of the Trust establish the Portfolio's general policies, are responsible for the overall management of the Trust, and review the actions of the Adviser, Administrator and other service providers. Similarly, the Directors of the Company set the Company's general policies, are responsible for the overall management of the Company, and review the performance of its service providers. Additional information about the Company's Board of

Directors and officers appears in the SAI under the heading 'Directors and Trustees'. The Trustees of the Trust are also the Directors of the Company, which raises certain conflicts of interest. The Company and the Trust have each adopted written procedures reasonably designed to deal with these conflicts, should they arise. The officers of the Company are also employees of Signature or its affiliates.

ADVISER AND FUNDS SERVICES AGENT. The Company has not retained the services of an investment adviser with respect to the Fund because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of the Branch as investment adviser. The Branch, which operates out of offices located at 1345 Avenue of the Americas, New York, New York, is licensed by the Superintendent of Banks of the State of New York under the banking laws of the State of New York and is subject to state and federal banking laws and regulations applicable to a foreign bank that operates a state licensed branch in the United States.


The Bank has branches, agencies, representative offices and subsidiaries in Switzerland and in more than 40 cities outside Switzerland, including, in the United States, New York City, Houston, Los Angeles and San Francisco. In addition to the receipt of deposits and the making of loans and advances, the Bank through its offices and subsidiaries engages in a wide range of banking and financial activities typical of the world's major international banks, including fiduciary, investment advisory and custodial services and foreign exchange in the United States, Swiss, Asian and Euro-capital markets. The Bank is one of the world's leading asset managers and has been active in New York City since 1946. At December 31, 1996, the Bank (including its consolidated subsidiaries) had total assets of $326.7 billion and equity capital and reserves of 17.1 billion.


The Branch provides investment advice and portfolio management to the Portfolio. Subject to the supervision of the Trustees, the Branch makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. See 'Investment Adviser' in the SAI.

The  Adviser  uses  a  sophisticated,  disciplined,  collaborative  process  for managing all asset classes. Louis N. Cohen is primarily responsible for the day-to-day management and implementation of the Adviser's process for the Portfolio. Mr. Cohen is also a portfolio manager of UBS Asset Management (New
York) Inc., a position he has held since March 1991. Previously, Mr. Cohen was employed by PaineWebber, Inc. as a credit officer from April 1990 through March 1991. Mr. Cohen is currently managing several portfolios and is responsible for all credit research relating to the issuers in which these portfolios invest. Mr. Cohen has previously managed the investments of an offshore mutual fund. Mr. Cohen received both a B.A. and M.B.A. from New York University and has seventeen years of investment experience. The Branch has not previously advised a mutual fund, but has considerable experience managing portfolios with similar investment objectives. This may be viewed as a risk of investing in this Fund.

In addition to the above-listed investment advisory services, the Branch also provides the Fund and the Portfolio with certain related administrative services. Subject to the supervision of the Directors and Trustees, respectively, the Branch is responsible for: establishing performance standards for the third-party service providers of the Fund and Portfolio and overseeing and evaluating the performance of such entities; providing and presenting quarterly management reports to the Directors and the Trustees; supervising the preparation of reports for Fund and Portfolio shareholders; and establishing voluntary expense limitations for the Fund and providing any resultant expense reimbursement to the Fund.

The Branch provides its administrative services to the Fund pursuant to a Funds Services Agreement between the Branch and the Company. The Branch does not receive a fee from the Company or the Fund pursuant to the terms of the Funds Services Agreement.

Under the Trust's Investment Advisory Agreement, the Portfolio pays the Adviser a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.45% of the Portfolio's average daily net assets. The Branch has voluntarily agreed to waive its fees and reimburse the Fund for any of its direct and indirect expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 0.80% of the Fund's average daily net assets. The Branch may modify or discontinue this fee waiver and expense limitation at any time in the future with 30 days' prior notice to the Fund. See 'Expenses'.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE BRANCH OR ANY OTHER BANK.

ADMINISTRATORS. Under Administrative Service Agreements with the Company and the Trust, Signature and Signature-Cayman serve as the Administrators of the Fund and the Portfolio, respectively (in such capacities, the 'Administrators'). In these capacities, Signature and Signature-Cayman administer all aspects of the Fund's and the Portfolio's day-to-day operations, subject to the supervision of the Adviser, and the Directors and Trustees, as applicable, except as set forth under 'Adviser and Funds Services Agent', 'Distributor', 'Custodian' and 'Shareholder Services'. The Administrators (i) furnish general office facilities and ordinary clerical and related services for day-to-day operations including recordkeeping responsibilities; (ii) take responsibility for compliance with all applicable federal and state securities and other regulatory requirements; and
(iii) perform administrative and managerial oversight of the activities of the custodian, transfer agent and other agents or independent contractors of the Fund and the Portfolio. Signature is also responsible for monitoring the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').

Under the Company's Administrative Services Agreement, the Fund has agreed to pay Signature a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee from the Fund on average daily net assets in excess of $200 million.

Under the Trust's Administrative Services Agreement, the Portfolio has agreed to pay Signature-Cayman a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Portfolio's average daily net assets.

DISTRIBUTOR. Under the Distribution Agreement, Signature, located at 6 St. James Avenue, Boston, MA 02116, serves as the distributor of Fund shares (in such capacity, the 'Distributor'). The Distributor is a wholly-owned direct subsidiary of Signature Financial Group, Inc. and is a registered broker-dealer. The Distributor does not receive a fee pursuant to the terms of the Distribution Agreement.

CUSTODIAN. Investors Bank & Trust Company, whose principal offices are located at 89 South Street, Boston, Massachusetts 02111, serves as the custodian for the Portfolio and the Fund and transfer and dividend disbursing agent for the Fund. See 'Custodian' in the SAI. The Custodian also maintains offices at 1 First Canadian Place, Suite 2800, Toronto, Ontario M5X1C8.

SHAREHOLDER SERVICES

The Company has entered into a shareholder servicing agreement with the Branch, and may enter into additional shareholder servicing agreements with one or more financial institutions (together with the Branch, 'Eligible Institutions') such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or broker-dealer. Pursuant to each shareholder servicing agreement, an Eligible Institution, as agent for its customers who are purchasing shares of the Fund, will perform the following services for these investors, among other things: coordinating shareholder accounts and records, assisting investors seeking to purchase or redeem Fund shares, providing performance information relating to the Fund, and responding to shareholder inquiries. The Company has agreed to pay each Eligible Institution a fee for these services equal, on an annual basis, to 0.25% of the average daily net assets of the Fund represented by shares of the Fund owned during the period for which payment is being made by customers of the Eligible Institution. Under the terms of the shareholder servicing agreements, Eligible Institutions may delegate one or more of their responsibilities to other entities at their expense.

EXPENSES


In addition to the fees of the Branch, Signature-Cayman, Signature, and Investors Bank & Trust Company, the Fund will be responsible for other expenses, including brokerage costs and litigation and extraordinary expenses. The Branch has voluntarily agreed to limit the total operating expenses of the Fund, excluding extraordinary expenses, to an annual rate of 0.80% of the Fund's average daily net assets. The Branch may modify or discontinue this voluntary expense limitation at any time in the future with 30 days' prior notice to the Fund.

The Fund and the Portfolio may allocate brokerage transactions to their affiliates and the Adviser's affiliates only if the commissions received by such affiliates are fair and reasonable when compared to the commissions paid to unaffiliated brokers in connection with comparable transactions. See 'Portfolio Transactions' in the SAI.

PURCHASE OF SHARES

GENERAL INFORMATION ON PURCHASES. Investors may purchase Fund shares only through the Distributor. All purchase orders must be accepted by the
Distributor. The Company also reserves the right to determine the purchase orders that it will accept and reserves the right to cease offering its shares at any time. The shares of the Fund may be purchased only in those states where they may be lawfully sold.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange (the 'NYSE') is open for regular trading.

The shares of the Fund are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt and acceptance of a purchase order by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'. The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of the Company. The minimum subsequent investment in the Fund for all investors is $5,000. The minimum initial investment for employees of the Bank or its affiliates is $5,000. The minimum subsequent investment is $1,000. For purposes of the minimum investment requirements, the Fund may aggregate investments by related shareholders. These minimum investment requirements may be waived at the Fund's discretion. Investors will receive the number of full and fractional shares of the Fund equal to the dollar amount of their subscription divided by the net asset value per share of the Fund as next determined on the day that the investor's subscription is accepted. See 'Purchase of Shares' in the SAI.

Purchase orders in proper form received by the Distributor prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, are effective and executed at the net asset value next determined that day. Purchase orders received after 4:00 p.m. New York time or the close of the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Investors become record shareholders of the Fund on the next business day ('day two') after they place their subscription order, provided the Custodian receives payment for the shares on day two. As record shareholders, investors are entitled to earn dividends. Settlement date for purchases is the next business day following trade date.

Customers of Eligible Institutions should request a representative of their Eligible Institution to assist them in placing a purchase order with the Distributor.

Shareholders who do not currently maintain a relationship with an Eligible Institution may purchase shares of the Fund directly from the Distributor by wire transfer or mail.

The Transfer Agent will maintain the accounts for all shareholders who purchase Fund shares directly through the Distributor. For account balance information and shareholder services, such shareholders should contact the Transfer Agent at
(888) UBS-FUND or in writing at UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

By wire: Purchases may be made by federal funds wire. To place a purchase order with the Fund, the shareholder must telephone the Transfer Agent at (888) UBS-FUND for specific instructions.

Subject to the minimum purchase requirements discussed above, shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order.

A completed account application must promptly follow any wire order for an initial purchase. Completed account applications should be mailed or sent via facsimile. Shareholders should contact the Transfer Agent for further instructions regarding account applications. Account applications are not required for subsequent purchases; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

By mail: Subject to the minimum purchase requirements discussed above, shareholders may purchase shares of the Fund through the Distributor by completing an account application and mailing it, together with a check payable to 'UBS Private Investor Funds, Inc.', to UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

Checks are subject to collection at full value. For shares purchased by check, dividend payments and redemption proceeds, if any, will be delayed until such funds are collected, which may take up to 15 days from the date of purchase.

REDEMPTION OF SHARES

GENERAL INFORMATION ON REDEMPTIONS. A shareholder may redeem all or any number of the shares registered in its name at any time at the net asset value next determined after a redemption request in proper form is received by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'.

A redemption order will be effected provided the Distributor receives such an order prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. The redemption of Fund shares is effective and is executed at the net asset value next determined that day. Redemption orders received after 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the account designated by the redeeming shareholder or mailed to the shareholder's address of record, in accordance with the shareholder's instructions.

Shareholders will continue to earn dividends through the day of redemption.

Customers of Eligible Institutions must request a representative of their Eligible Institution to assist them in placing a redemption order. Shareholders whose accounts are maintained by the Transfer Agent may redeem Fund shares by telephone or mail.

By telephone: Telephone redemptions may be made by calling the Transfer Agent at
(888) UBS-FUND. Redemption orders will be accepted until 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. Telephone redemption requests are limited to those shareholders who have previously elected this service. Such shareholders risk possible loss of principal and income in the event of a telephone redemption not authorized by them. The Fund and the Transfer Agent will employ reasonable procedures to verify that telephone redemption instructions are genuine and will require that shareholders electing such an option provide a form of personal identification. The failure by the Fund or the Transfer Agent to employ such procedures may cause the Fund or the Transfer Agent to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days' notice to shareholders.

By mail: Redemption requests may also be mailed to the Transfer Agent, identifying the Fund, the dollar amount or number of shares to be redeemed and the shareholder's account number. The request must be signed in exactly the same manner as the account is registered (e.g., if there is more than one owner of the shares, all must sign). In all cases, all signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's standards and procedures; if the guarantor institution belongs to one of the Medallion Signature programs, it must use the specific 'Medallion Guaranteed' stamp (guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. The redemption request in proper form should be sent to UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-01537.

MANDATORY REDEMPTION. If the value of a shareholder's holdings in the Fund falls below $10,000 because of a redemption of shares, the shareholder's remaining shares may be redeemed 60 days after written notice unless the account is increased to $10,000 or more. For example, a shareholder whose initial and only investment is $10,000 may be subject to mandatory redemption resulting from any redemption that causes his or her investment to fall below $10,000.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions may not be processed unless the redemption request is submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. As discussed under 'Taxes' below, the Fund may be required to impose 'back-up' withholding of federal income tax on dividends, distributions and redemptions when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check to the Distributor for the purchase of Fund shares and shares are purchased with funds made available by the Distributor before the check has cleared, the transmittal of redemption proceeds from the sale of those shares will not occur until the check used to purchase such shares has cleared, which may take up to 15 days. Redemption delays may be avoided by purchasing shares by federal funds wire.

The right of redemption may be suspended or the date of payment postponed for such periods as the 1940 Act or the SEC may permit. See 'Redemption of Shares' in the SAI.

EXCHANGE OF SHARES

An investor may exchange Fund shares for shares of any other series of the Company without charge. An exchange may be made so long as after the exchange the investor has shares, in each series in which it remains an investor, with a value equal to or greater than each such series' minimum investment amount. See 'Purchase of Shares' in the prospectuses of the other Company series for the minimum investment amounts for each of those funds. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. See appropriate section relating to the purchase and redemption of shares in this and other prospectuses. See also 'Additional Information' below for an explanation of the telephone exchange policy.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securities laws may restrict the availability of the exchange privilege.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ('IRA') for investment in Fund shares. Subject to certain restrictions imposed by applicable tax laws, self-employed individuals may purchase shares of the Fund through tax-deductible contributions to existing retirement plans known as Self-Employed Retirement Plans ('SERPs'). Fund shares may also be a suitable investment for '401(k) Plans' which subject to certain restrictions allow their participants to invest in qualified pension plans on a tax-deferred basis. The Fund does not currently act as sponsor to such plans.

The minimum initial investment for all such retirement plans is $2,000. The minimum for all subsequent investments is $500.

Under the Code, individuals may make IRA contributions of up to $2,000 annually, which may be, depending on the contributor's participation in an employer-sponsored plan and income level, wholly or partly tax-deductible.
However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to one or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Investors should be aware that they may be subject to penalties or additional  taxes  on  contributions  to  or  withdrawals  from  IRAs  or  other retirement plans under certain circumstances. Prior to a withdrawal, shareholders may be required to certify as to their age and awareness of such restrictions in writing. Clients of Eligible Institutions desiring information concerning investments through IRAs or other retirement plans should contact their Eligible Institution. Clients who do not maintain a relationship with an Eligible Institution may obtain such information by calling the Transfer Agent at (888) UBS-FUND.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare daily, and pay monthly, dividends from its daily net investment income. The Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund.

Substantially all of the Fund's realized net capital gains, if any, will be declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Declared dividends and distributions are payable on the payment date to shareholders of record on the record date.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected, in writing, to have them paid in cash. Dividends and distributions to be paid in cash are credited to the account designated by the shareholder or sent by check to the shareholder's address of record, in accordance with the shareholder's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

To the extent that shareholders of the Fund elect to receive their dividends in cash, rather than electing to reinvest such dividends in additional shares, the cash used to make these distributions must be provided from the Fund's assets, which may include a partial redemption of the Fund's interest in the Portfolio. The Portfolio will be required to use its own cash or the proceeds from the sales of its securities in order to fund its income distributions and redemptions. Moreover, in the case of zero coupon bonds, the Portfolio generally will not have received any income from the issuer of such a security. Consequently, the Portfolio must rely on other sources (e.g., proceeds from the sale of assets or other income) to meet such distribution requirements. To the extent the Fund makes such cash distributions, the Fund, and indirectly the Portfolio, will not be able to invest that cash in income producing securities. Consequently, the current income of the Fund and the Portfolio may ultimately be reduced.

NET ASSET VALUE

The Fund's net asset value per share equals the value of the Fund's total assets (i.e., the value of its investment in the Portfolio plus its other assets) less the amount of its liabilities, divided by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to the service providers of the Fund and the Portfolio, are accrued daily. Securities for which market quotations are readily available are valued at market value. All other securities will be valued at 'fair value'. See 'Net Asset Value' in the SAI for information on the valuation of the Portfolio's assets and liabilities.

The Fund computes its net asset value once daily at the close of business on Monday through Friday, except that the net asset value is not computed for the Fund on a day in which no orders to purchase or redeem Fund shares have been received or on any day on which the NYSE is closed, including the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund expects to close for purchases and redemptions at the same time.

ORGANIZATION

UBS PRIVATE INVESTOR FUNDS, INC.

UBS Private Investor Funds, Inc., a Maryland corporation incorporated on November 16, 1995, is an open-end management investment company registered under the 1940 Act and organized as a series fund. The Company is currently authorized to issue shares in four series: The UBS Bond Fund Series; The UBS Tax Exempt Bond Fund Series; The UBS International Equity Fund Series; and The UBS U.S. Equity Fund Series. Each outstanding share of the Company will have a pro rata interest in the assets of its series, but it will have no interest in the assets of any other Company series. Only shares of The UBS Bond Fund Series are offered through this Prospectus.

Shareholder inquiries by clients of Eligible Institutions should be directed to their Eligible Institution, while other shareholders should address their inquiries to the Transfer Agent.

Shareholders of the Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights.

Shares are fully paid and nonassessable when issued by the Company. The Company does not intend to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by its Articles of Incorporation or the 1940 Act. For further organizational information, including certain shareholder rights, see 'Organization' in the SAI.

UBS INVESTOR PORTFOLIOS TRUST

UBS Investor Portfolios Trust, a master trust fund formed under New York law, was organized on February 9, 1996. The Declaration of Trust permits the Trustees to issue interests divided into one or more subtrusts or series. To date, three series have been authorized, of which UBS Bond Portfolio is one.

The Declaration of Trust provides that no Trustee, shareholder, officer, employee, or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Portfolio, but that only the Trust property shall be liable.

The Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all the obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investment in the Portfolio.

TAXES

Each Fund has qualified and intends to remain qualified as a regulated investment company (a 'RIC') under Subchapter M of the Code. As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. The Portfolio intends to qualify as a partnership for federal income tax purposes. As such, the Portfolio generally should not be subject to tax. The status of the Fund as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

Distributions of net long-term capital gains in excess of net short-term capital losses are taxable to Fund shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether received in the form of cash or reinvested in additional shares. Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to Fund shareholders, whether such distributions are received in the form of cash or reinvested in additional shares. Annual statements as to the current federal tax status of distributions will be mailed to shareholders after the end of the taxable year for the Fund. Distributions to corporate shareholders of the Fund will not qualify for the dividends-received deduction because the income of the Fund will not consist of dividends paid by United States corporations.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, and to the extent that, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November, or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Distributions of net long-term capital gains will have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders. Shareholders should be aware that, under applicable regulations, the Fund may be fined up to $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to any uncertified account in any year, a corresponding charge may be made against that account.

This discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxes and with respect to the applicability of state or local taxes. See 'Taxes' in the SAI.

ADDITIONAL INFORMATION

The Fund will send its shareholders annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and periodic statements reflecting all account activity, including dividends and any distributions whether reinvested in additional shares or paid in cash.

Shareholders of certain Eligible Institutions may be given the privilege to initiate transactions automatically by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company, the Branch, the Eligible Institution, the Transfer Agent or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Company and its service providers will employ reasonable procedures, including requiring investors to give a form of personal identification and tape recording of telephonic instructions, to confirm that telephonic instructions by investors are genuine; if it does not, it or the service provider may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indices, including data from Lipper Analytical Services, Inc., Lehman Government/Corporate Intermediate Bond Index, Micropal Inc., Morningstar Inc., Ibbotson Associates, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Average, the Frank Russell Indices, the EAFE Index, the Financial Times World Stock Index and other industry publications.

The Fund may advertise 'yield'. Yield refers to the net income generated by an investment in the Fund over a stated 30-day period. This income is then annualized -- i.e., the amount of income generated by the investment during the 30-day period is assumed to be generated each 30-day period for 12 periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

The Fund may also advertise 'total return'. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all Fund distributions and dividends were reinvested on the reinvestment dates and less all recurring fees during the period and assuming the redemption of such investment at the end of each period.

These methods of calculating yield and total return are required by regulations of the SEC. Yield and total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may be obtained by clients of an Eligible Institution by calling the Eligible Institution, while other shareholders may address their inquiries to the Transfer Agent.

TABLE OF CONTENTS

Investors for Whom the Fund is Designed..........................................................     2
Financial Highlights.............................................................................     4
Master-Feeder Structure..........................................................................     5
Investment Objective and Policies................................................................     6
Additional Investment Information and Risk Factors...............................................     8
Investment Restrictions..........................................................................    14
Management.......................................................................................    14
Shareholder Services.............................................................................    16
Expenses.........................................................................................    16
Purchase of Shares...............................................................................    17
Redemption of Shares.............................................................................    18
Exchange of Shares...............................................................................    19
Retirement Plans.................................................................................    19
Dividends and Distributions......................................................................    20
Net Asset Value..................................................................................    20
Organization.....................................................................................    20
Taxes............................................................................................    21
Additional Information...........................................................................    22

--------------------------------------------------------------------------------

INVESTMENT ADVISER                                   Union Bank of Switzerland,
                                                     New York Branch
                                                     1345 Avenue of the Americas
                                                     New York, NY 10105

ADMINISTRATOR AND DISTRIBUTOR                        Signature Broker-Dealer Services, Inc.
                                                     6 St. James Avenue
                                                     Boston, Massachusetts 02116

CUSTODIAN AND TRANSFER AGENT                         Investors Bank & Trust Company
                                                     89 South Street
                                                     Boston, Massachusetts 02111

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION MAY NOT LAWFULLY BE MADE.

['RECYCLED'LOGO]

UBS
U.S. EQUITY
FUND

--------------------

UBS
Private Investor
Funds, Inc.



Prospectus
March 13, 1997

PROSPECTUS

UBS U.S. EQUITY FUND
6 ST. JAMES AVENUE
BOSTON, MASSACHUSETTS 02116
FOR INFORMATION CALL (800) 914-8566

UBS U.S. Equity Fund (the 'Fund') seeks to provide long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. In order to accomplish this, the Adviser intends to invest in undervalued stocks having above market dividend yields with emphasis on those securities which have the potential for long-term earnings growth and increasing dividend payments. It is the intention of the Adviser (defined below) that the average dividend yield of the common stocks held by the Fund be at least 50% greater than that of the Standard and Poor's 500 Composite Stock Price Index (the 'S&P 500 Index') and have less price volatility than the S&P 500 Index. There is no assurance that the Fund will achieve its stated objective.

The Fund is a diversified, no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law.

UNLIKE OTHER MUTUAL FUNDS THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN UBS U.S. EQUITY PORTFOLIO (THE 'PORTFOLIO'). THE PORTFOLIO IS A SERIES OF UBS INVESTOR PORTFOLIOS TRUST, (THE 'TRUST'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND EMPLOYS A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE THAT IS MORE FULLY DESCRIBED UNDER THE SECTION CAPTIONED 'MASTER-FEEDER STRUCTURE'.

The Portfolio is advised by the New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank').


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated March 13, 1997 (the 'SAI'), provides further discussion of certain topics referred to in this Prospectus and other matters that may be of interest to investors. The SAI has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and is available without charge upon written request from the Company or Distributor (as defined herein) at the addresses set forth on the back cover of the Prospectus, or by calling (800) 914-8566.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNION BANK OF SWITZERLAND OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE. WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS DATED MARCH 13, 1997.

UBS U.S. EQUITY FUND
INVESTORS FOR WHOM THE FUND IS DESIGNED

UBS U.S. Equity Fund (the 'Fund') is designed for investors seeking long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not intended to provide investors with a means for speculating on short-term market movements. The Fund seeks to achieve its investment objective by investing all of its investable assets in UBS U.S. Equity Portfolio (the 'Portfolio'). The Portfolio is a series of UBS Investor Portfolios Trust (the 'Trust'), an open-end management investment company. The Portfolio has the same investment objective as the Fund. Because the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The net asset value of shares of the Fund fluctuates with changes in the value of the investments in the Portfolio.

The Portfolio may make various types of investments in seeking its objective. Among the permissible investments for the Portfolio are equity securities of domestic issuers, including common stocks and securities which are convertible into common stocks. The Portfolio may also invest in futures contracts, options and certain privately placed securities. The Portfolio's investments in securities of smaller or less established issuers involve risks and may be more volatile and less liquid than the securities of larger or more established domestic issuers. For further information about these investments and related investment techniques, see 'Investment Objective and Policies' discussed below.

The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of UBS Private Investor Funds, Inc. (the 'Company'). The minimum subsequent investment for all investors is $5,000. These minimums may be waived at the Fund's discretion. See 'Purchase of Shares'. If shareholders reduce their total investment in shares of the Fund to less than $10,000, their investment will be subject to mandatory redemption. See 'Redemption of Shares -- Mandatory Redemption'. The Fund is one of several series of the Company, an open-end management investment company organized as a Maryland corporation.

This Prospectus describes the investment objective and policies, management and operations of the Fund to enable investors to decide if the Fund suits their investment needs. The Fund operates through a two-tier master-feeder investment fund structure. The Company's Board of Directors (the 'Directors' or the 'Board') believes that this structure provides Fund shareholders with the opportunity to achieve certain economies of scale that would otherwise be unavailable if the shareholders' investments were not pooled with other investors sharing similar investment objectives.

The following table illustrates that investors in the Fund incur no shareholder transaction expenses: their investments in the Fund are subject only to the operating expenses set forth below for the Fund and the Portfolio, as a percentage of average daily net assets of the Fund. The Directors believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings 'Management,' 'Expenses' and 'Shareholder Services'.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.....................................................................   None
Sales Load Imposed on Reinvested Dividends..........................................................   None
Deferred Sales Load.................................................................................   None
Redemption Fees.....................................................................................   None
Exchange Fees.......................................................................................   None

EXPENSE TABLE
ANNUAL OPERATING EXPENSES*
Advisory Fees, After Fee Waiver**...................................................................   0.00%
Rule 12b-1 Fees.....................................................................................   None
Other Expenses, After Expense Reimbursements***.....................................................   0.90%
                                                                                                       ----
Total Operating Expenses, After Fee Waivers and Expense Reimbursements*.............................   0.90%
                                                                                                       ----
                                                                                                       ----


* Expenses are expressed as a percentage of the Fund's average daily net assets and are based on the expenses incurred during the period April 2, 1996 (commencement of operations) through December 31, 1996, after any applicable fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, Total Operating Expenses would be equal, on an annual basis, to 3.55% of the Fund's average daily net assets. See 'Management'.


** The New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank') has agreed to waive fees and reimburse each of the Fund and the Portfolio for any of their respective operating expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 0.90% of the Fund's average daily net assets. The Branch may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund. The Portfolio's advisory fee would be equal, on an annual basis, to 0.60% of the average daily net assets of the Portfolio if there were no fee waiver in effect. See 'Management -- Adviser and Funds Services Agent' and 'Expenses'.

*** The fees and expenses in Other Expenses include fees payable to Signature Broker-Dealer Services, Inc. ('Signature') under an Administrative Services Agreement with the Fund, fees payable to Signature Financial Group (Grand Cayman) Ltd. ('Signature-Cayman') under an Administrative Services Agreement with the Portfolio, fees payable to Investors Bank & Trust Company (the 'Custodian' or the 'Transfer Agent') as custodian of the Fund and the Portfolio and transfer agent of the Fund, and fees payable by the Fund to Eligible Institutions providing shareholder services under various shareholder servicing agreements. For a more detailed description of contractual fee arrangements, including fee waivers and expense reimbursements, and of the fees and expenses included in Other Expenses, see 'Management' and 'Shareholder Services'.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


1 Year....................................................   $  9
3 Years...................................................     29
5 Years...................................................     50
10 Years..................................................    111


The above Expense Table is designed to assist investors in understanding the various direct and indirect costs and expenses that Fund investors are expected to bear and reflects the expenses of the Fund and the Fund's share of the Portfolio's expenses. In connection with the above Example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See 'Purchase of Shares', 'Exchange of Shares' and 'Redemption of Shares'. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES, AND ASSUMES THE CONTINUATION OF THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS REPRESENTED IN THE ABOVE 'EXPENSE TABLE'. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The table below shows certain information concerning the investment results for the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996. The Financial Highlights should be read in conjunction with the audited financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information (the 'SAI').


Per share data for a share outstanding during the indicated period:





                                                                        FOR THE PERIOD
                                                                        APRIL 2, 1996*
                                                                            THROUGH
                                                                       DECEMBER 31, 1996
                                                                       -----------------

Net asset value, beginning of period................................        $100.00
                                                                       -----------------
Loss from Investment Income:
     Net investment income..........................................           2.05
     Net realized and unrealized gain on investments................           6.69
                                                                       -----------------
     Total income from investment operations........................           8.74
                                                                       -----------------
Less dividends to shareholders:
     Dividends from net investment income...........................          (2.04)
                                                                       -----------------
Net asset value, end of period......................................        $106.70
                                                                       -----------------
                                                                       -----------------
Total Return........................................................           8.74%(1)
Ratios/Supplemental Data:
     Net assets, end of period (000's omitted)......................        $ 9,466
     Ratio of expenses to average net assets(2).....................           0.90%(3)
     Ratio of net investment income to average net assets(2)........           3.04%(3)



------------



* Commencement of investment operations.



(1) Not annualized.



(2) Includes the Fund's share of UBS Investor Portfolios Trust-- UBS U.S. Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.65% (annualized).



(3) Annualized.



HISTORICAL PERFORMANCE OF COMPARABLE DISCRETIONARY ACCOUNTS. The following table sets forth (i) the composite total return for the period December 31, 1996 (commencement date) through December 31, 1996 and the year ended December 31, 1996 for all discretionary accounts described below that have been managed for at least one full quarter by UBS Asset Management (New York) Inc., a wholly-owned subsidiary of the Bank ('UBSAM NY'), (ii) the average annual total return for the Fund for the period April 2, 1996 (commencement of operations) through June 30, 1996, and (iii) the annual total return during the same year for the S&P 500 Index. The discretionary accounts described in (i) above have substantially the same investment objective and policies and are managed in a manner substantially the same as the Portfolio. While the Portfolio will be managed by the Branch, the management of the Portfolio will be substantially the same as by UBSAM NY and will be carried out by personnel who performed these services for the discretionary accounts at UBSAM NY, who will be employed by the Branch for this purpose. The composite total return for such accounts has been adjusted to deduct all of the Fund's annual total operating expenses of 0.90% of average daily net assets as set forth in the Fee Table above. No such accounts were managed by UBSAM NY or the Branch prior to 1995. The composite total return is time-weighted and weighted by individual account size and reflects the reinvestment of dividends and interest. The discretionary accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by federal securities and tax laws on the Portfolio that, if applied to the accounts, may have adversely affected their performance results. The composite total return of these discretionary accounts does not represent the historical performance of the Portfolio and should not be viewed as a prediction of future performance of the Portfolio. The S&P 500 Index (the 'Index') is an unmanaged index that includes 500 U.S. stocks and is a common measure of the performance of the U.S. stock market. The total returns of the Index do not include management fees or commissions.



                                                               AVERAGE ANNUAL TOTAL RETURN FOR THE
                                                  -------------------------------------------------------------
                                                     PERIOD FROM                                PERIOD FROM
                                                    APRIL 2, 1996*                            JANUARY 1, 1995*
                                                       THROUGH             YEAR ENDED             THROUGH
                                                  DECEMBER 31, 1996     DECEMBER 31, 1996    DECEMBER 31, 1996
                                                  ------------------    -----------------    ------------------
Composite total return of Adviser's
  discretionary accounts.......................            N/A                13.82%                25.63%

S&P 500 Index..................................          15.27%               22.99%                30.01%
UBS U.S. Equity Fund...........................           8.74%                N/A                   N/A


------------

*  Commencement date.

MASTER-FEEDER STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate investment company with the same investment objective as the Fund. The investment objective of the Fund and the Portfolio may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund or a majority of the investors in the Portfolio, respectively, after 30 days' prior notice.

This   master-feeder  structure  has  been  developed  relatively  recently,  so shareholders should carefully consider this investment approach.

In addition to selling an interest in the Portfolio to the Fund, the Portfolio may sell interests in the Portfolio to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, other entities investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund's. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Signature at (617) 423-0800.

The Fund may withdraw its investment in the Portfolio at any time if the Board determines that it is in the Fund's best interest to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the Fund's assets in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require the Fund to withdraw its investments in the Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in the Fund's having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of its operations. Except as permitted by the Securities and Exchange Commission (the 'SEC'), whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of Fund shareholders and will cast all of its votes proportionately as instructed by the Fund's shareholders. See 'Organization' in the SAI. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Company in the same proportion as the Fund shareholders who do, in fact, vote.

For more information about the Portfolio's investment objective, policies and restrictions, see 'Investment Objective and Policies', 'Additional Investment Information and Risk Factors' and 'Investment Restrictions'. For more information about the Portfolio's management and expenses, see 'Management'. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see 'Investment Restrictions'.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, together with the policies each employs to seek to achieve its objective.
Additional information about the investment policies of the Fund and the Portfolio appears in the SAI under 'Investment Objectives and Policies'. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

The Portfolio's objective is to provide long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. In order to accomplish this, the Adviser intends to invest in undervalued stocks having above market dividend yields with emphasis on those securities which have the potential for long-term earnings growth and increasing dividend payments. The average dividend yield of the Portfolio's common stocks is expected to be at least 50% greater than that of the S&P 500 Index. It is also the objective of the Portfolio that the Portfolio's investments have less price volatility than the S&P 500 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in income-producing equity securities of domestic issuers, including dividend-paying common stocks and securities which are convertible into common stocks. The Portfolio intends to invest in securities that generate relatively high levels of dividend income and have the potential for capital appreciation. These generally include common stocks of established, high-quality U.S. corporations. In addition, the Portfolio will seek to diversify its investment over a carefully selected list of securities in order to moderate the risks inherent in equity investments.


The Portfolio will invest in an equity security following a fundamental analysis of the issuing company. An important part of this analysis will be the examination of the company's ability to maintain its dividend. The Adviser believes that dividend income has proved to be an important component of total return. For example, during the ten-year period ended December 31, 1996 reinvested dividend income accounted for approximately 25% of the total return of the S&P 500 Index. Also, the Adviser believes that dividend income tends to be a more stable source of total return than capital appreciation. While the price of a company's common stock can be significantly affected by market fluctuations and other short-term factors, its dividend level usually has greater stability. For this reason, securities that pay a high level of dividend income tend to be less volatile in price than comparable securities that pay a lower level of dividend income.


Although the Portfolio intends to invest primarily in equity securities, it may invest up to 20% of its assets in certain cash investments and certain short-term fixed income securities. See 'Investment Objectives and Policies -- Quality and Diversification Requirements' in the SAI. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to take a temporarily defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities. The Portfolio may also purchase nonpublicly offered debt securities. See 'Additional Investment Information and Risk Factors -- Illiquid Investments; Privately Placed and Other Unregistered Securities'.

The Portfolio may also utilize equity futures contracts and options to a limited extent. Specifically, the Portfolio may enter into futures contracts and options provided that such positions are established for hedging purposes only. See 'Futures Contracts'.

The Portfolio intends to manage its securities actively in pursuit of its investment objective. Although it generally seeks to invest for the long-term, the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Portfolio will not exceed 100%. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

EQUITY INVESTMENTS. Under normal circumstances, the Adviser intends to invest at least 80% of the Portfolio's assets in the equity securities of domestic issuers. These investments will consist of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of established domestic companies. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. See 'Additional Investment Information and Risk Factors'. The Portfolio invests in domestic securities listed on domestic securities exchanges and securities traded in domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. See 'Additional Investment Information and Risk Factors'.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the Portfolio will maintain a segregated account with the Custodian consisting of a portfolio of high grade, liquid debt securities with a value at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities (excluding the obligations created by these commitments).

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Board of Trustees (the 'Trustees'). In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral's value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in repurchase agreements maturing in more than seven days and certain other investments that may be considered illiquid are limited. See 'Illiquid Investments; Privately Placed and Other Unregistered Securities' below.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, including limitations on the use of reverse repurchase agreements, see 'Investment Objectives and Policies' in the SAI.

SECURITIES LENDING. Subject to applicable investment restrictions, the Portfolio may lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all the facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or affiliate or placement agent of the Company, the Portfolio, or the Adviser, Administrator or Distributor, unless otherwise permitted by applicable law.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in illiquid investments or investments that are not readily marketable. In addition, the Portfolio will not invest more than 10% of the market value of its total assets in restricted securities (not including Rule 144A securities) that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (the 'Securities Act'). Subject to those non-fundamental policy limitations, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act, and cannot be offered for public sale in the United States without first being registered. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. Repurchase agreements maturing in more than seven days are considered illiquid investments and, as such, are subject to the limitations set forth in this paragraph. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees of the Trust will monitor the Adviser's implementation of these guidelines on a periodic basis.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments although it intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. The Portfolio may make money market investments pending other investments or settlements, for liquidity or in adverse market conditions. Such money market investments may include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see 'Investment Objectives and Policies' in the SAI.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described below. These instruments are commonly known as derivatives.

The Portfolio may purchase and sell exchange traded and over-the-counter ('OTC') put and call options on equity securities or indices of equity securities, enter into forward contracts, purchase and sell futures contracts on indices of equity securities and purchase or sell put and call options on futures contracts on indices of equity securities. The Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for investment purposes in lieu of investing directly in the corresponding securities or instruments. Such use of derivatives may be considered speculative.

The Portfolio may use these techniques to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, may tend to increase market exposure. For example, if the Portfolio wishes to obtain exposure to a particular market or market sector but does not wish to purchase the relevant securities, it could, as an alternative, purchase a futures contract on an index of such securities or related securities. Such a purchase would not constitute a hedging transaction and could be considered speculative. However, the Portfolio will use futures contracts or options in this manner only for the purpose of obtaining the same level of exposure to a particular market or market sector that it could have obtained by purchasing the relevant securities and will not use futures contracts or options to leverage its exposure beyond this level. The use of options and futures may involve some leverage; such leverage is reduced by the requirement of the SEC to 'cover' such obligations. See 'Cover -- Segregated Accounts' below. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Portfolio's use of these transactions is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the Portfolio's use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, such strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's opportunity to realize gains as well as limiting its exposure to losses. The Portfolio could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur costs, including commissions and premiums, in connection with these transactions and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts for the purposes described herein.

In addition, in order to assure that the Portfolio will not be considered a 'commodity pool' for purposes of Commodity Futures Trading Commission ('CFTC') rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions as defined under CFTC rules, or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. American style options may be exercised on any day up to their expiration date. European style options may be exercised only on their expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option and related transaction costs if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, however, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decrease. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of a U.S. exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin if and as the position becomes unprofitable.

OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions and may purchase and sell put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out before then. There is no assurance, however, that a liquid market will exist when a Portfolio wishes to close out a particular position.

When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Purchasing futures contracts may tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly, as discussed above. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts on securities similar to those held by the Portfolio, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that these standardized instruments will not exactly match the Portfolio's current or anticipated investments. The Portfolio may invest in futures contracts and options thereon based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments. The Portfolio may also enter into transactions in futures contracts and options for non-hedging purposes, as discussed above.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit 'initial margin' with the Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ('FCM'). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional 'variation margin' payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

COVER -- SEGREGATED ACCOUNTS. The Portfolio will segregate liquid, high-grade debt securities in connection with its use of options and futures contracts to the extent required by the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see 'Investment Objectives and Policies' in the SAI.

INVESTMENT RESTRICTIONS

The investment objective of the Fund and the Portfolio, together with the investment restrictions described below and in the SAI, except as noted, are deemed fundamental policies, i.e., they may be changed only by the 'vote of a majority of the outstanding voting securities' (as defined in the

Investment Company Act of 1940 (the '1940 Act')), of the Fund or the Portfolio, respectively. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment restrictions.

As a diversified investment company, 75% of the total assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Portfolio may not: (i) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government securities; (ii) enter into reverse repurchase agreements or other permitted borrowings that constitute senior securities under the 1940 Act, exceeding in the aggregate one-third of the value of the Portfolio's total assets; or (iii) borrow money, except from banks for extraordinary or emergency purposes, or mortgage, pledge or hypothecate any assets except in connection with any such borrowings or permitted reverse repurchase agreements in amounts up to one-third of the value of the Portfolio's total assets at the time of such borrowing, or purchase securities while borrowings and other senior securities exceed 5% of its total assets. For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see 'Investment Restrictions' and 'Additional Information' in the SAI.

MANAGEMENT

DIRECTORS AND TRUSTEES. Pursuant to the Trust's Declaration of Trust, the Trustees of the Trust establish the Portfolio's general policies, are responsible for the overall management of the Trust, and review the actions of the Adviser, Administrator and other service providers. Similarly, the Directors of the Company set the Company's general policies, are responsible for the overall management of the Company, and review the performance of its service providers. Additional information about the Company's Board of Directors and officers appears in the SAI under the heading 'Directors and Trustees'. The Trustees of the Trust are also the Directors of the Company, which raises certain conflicts of interest. The Company and the Trust have each adopted written procedures reasonably designed to deal with these conflicts, should they arise. The officers of the Company are also employees of Signature or its affiliates.

ADVISER AND FUNDS SERVICES AGENT. The Company has not retained the services of an investment adviser with respect to the Fund because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of the Branch as investment adviser. The Branch, which operates out of offices located at 1345 Avenue of the Americas, New York, New York, is licensed by the Superintendent of Banks of the State of New York under the banking laws of the State of New York and is subject to state and federal banking laws and regulations applicable to a foreign bank that operates a state licensed branch in the United States.


The Bank has branches, agencies, representative offices and subsidiaries in Switzerland and in more than 40 cities outside Switzerland, including, in the United States, New York City, Houston, Los Angeles and San Francisco. In addition to the receipt of deposits and the making of loans and advances, the Bank, through its offices and subsidiaries engages in a wide range of banking and financial activities typical of the world's major international banks, including fiduciary, investment advisory and custodial services and foreign exchange in the United States, Swiss, Asian and Euro-capital markets. The Bank is one of the world's leading asset managers and has been active in New York City since 1946. At December 31, 1996 the Bank (including its consolidated subsidiaries) had total assets of 326.7 billion and equity capital and reserves of 17.1 billion.


The Adviser provides investment advice and portfolio management to the Portfolio. Subject to the supervision of the Trustees, the Adviser makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. See 'Investment Adviser and Funds Services Agent' in the SAI.

The Adviser uses a sophisticated, disciplined, collaborative process for managing all asset classes. Nancy C. Tengler is primarily responsible for the day-to-day management and implementation of the Adviser's process for the Portfolio. Ms. Tengler is also the Managing Director -- Senior Portfolio Manager of UBS Asset Management (New York) Inc.'s Value Equities Group. She has held this position since December 1994. Previously, Ms. Tengler was the President and Senior Portfolio Manager for Spare Tengler Kaplan & Bischel from August 1989 through June 1994. Ms. Tengler is currently managing several portfolios and researching investment opportunities in several industries, including the pharmaceutical and business services industries. Ms. Tengler co-authored a book entitled Relative Dividend Yield -- Common Stock Investing for Income and Appreciation, and has thirteen years of investment experience. Ms. Tengler has previously managed the investments of a mutual fund. Ms. Tengler received a B.A. degree from Point Loma College. The Branch has not previously advised a mutual fund, but has considerable experience managing portfolios with similar investment objectives. This may be viewed as a risk of investing in this Fund.

In addition to the above-listed investment advisory services, the Branch also provides the Fund and the Portfolio with certain related administrative services. Subject to the supervision of the Directors and Trustees, respectively, the Branch is responsible for: establishing performance standards for the third-party service providers of the Fund and Portfolio and overseeing and evaluating the performance of such entities; providing and presenting quarterly management reports to the Directors and the Trustees; supervising the preparation of reports for Fund and Portfolio shareholders; and establishing voluntary expense limitations for the Fund and providing any resultant expense reimbursement to the Fund.

The Branch provides its administrative services to the Fund pursuant to a Funds Services Agreement between the Branch and the Company. The Branch does not receive a fee from the Company or the Fund pursuant to the terms of the Funds Services Agreement.

Under the Trust's Investment Advisory Agreement, the Portfolio pays the Adviser a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.60% of the Portfolio's average daily net assets. The Branch has voluntarily agreed to waive its fees and reimburse the Fund and the Portfolio for any of their respective direct and indirect expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 0.90% of the Fund's average daily net assets. The Branch may modify or discontinue this fee waiver and expense limitation at any time in the future with 30 days' prior notice to the Fund. See 'Expenses'.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE BRANCH OR ANY OTHER BANK.

ADMINISTRATORS. Under Administrative Services Agreements with the Company and the Trust, Signature and Signature-Cayman serve as the Administrators of the Fund and the Portfolio, respectively (in such capacities, the 'Administrators'). In these capacities, Signature and Signature-Cayman administer all aspects of the Fund's and the Portfolio's day-to-day operations, subject to the supervision of the Adviser and the Directors and Trustees, respectively, except as set forth under 'Adviser and Funds Services Agent', 'Distributor', 'Custodian' and 'Shareholder Services'. The Administrators (i) furnish general office facilities and ordinary clerical and related services for day-to-day operations including recordkeeping responsibilities; (ii) take responsibility for compliance with all applicable federal and state securities and other regulatory requirements; and
(iii) perform administrative and managerial oversight of the activities of the custodian, transfer agent and other agents or independent contractors of the Fund and the Portfolio. Signature is also responsible for monitoring the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').

Under the Company's Administrative Services Agreement, the Fund has agreed to pay Signature a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee from the Fund on average daily net assets in excess of $200 million.

Under the Trust's Administrative Services Agreement, the Portfolio has agreed to pay Signature-Cayman a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Portfolio's average daily net assets.

DISTRIBUTOR. Under the Distribution Agreement, Signature, located at 6 St. James Avenue, Boston, MA 02116, serves as the distributor of Fund shares (in such capacity, the 'Distributor'). The Distributor is a wholly-owned direct subsidiary of Signature Financial Group, Inc. and is a registered broker-dealer. The Distributor does not receive a fee pursuant to the terms of the Distribution Agreement.

CUSTODIAN. Investors Bank & Trust Company, whose principal offices are located at 89 South Street, Boston, Massachusetts 02111, serves as the custodian for the Portfolio and the Fund and transfer and dividend disbursing agent for the Fund. See 'Custodian' in the SAI. The Custodian also maintains offices at 1 First Canadian Place, Suite 2800, Toronto, Ontario M5X1C8.

SHAREHOLDER SERVICES

The Company has entered into a shareholder servicing agreement with the Branch, and may enter into additional shareholder servicing agreements with one or more financial institutions (together with the Branch, 'Eligible Institutions') such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or broker-dealer. Pursuant to each shareholder servicing agreement, an Eligible Institution, as agent for its customers who are purchasing shares of the Fund, will perform the following services for these investors, among other things: coordinating shareholder accounts and records, assisting investors seeking to purchase or redeem Fund shares, providing performance information relating to the Fund, and responding to shareholder inquiries. The Company has agreed to pay each Eligible Institution a fee for these services equal, on an annual basis, to 0.25% of the average daily net assets of the Fund represented by shares of the Fund owned during the period for which payment is being made by customers of the Eligible Institution. Under the terms of the shareholder servicing agreements, Eligible Institutions may delegate one or more of their responsibilities to other entities at their expense.

EXPENSES


In addition to the fees of the Branch, Signature, Signature-Cayman, and Investors Bank & Trust Company, the Fund will be responsible for other expenses, including brokerage costs and litigation and extraordinary expenses. The Branch has voluntarily agreed to limit the total operating expenses of the Fund, excluding extraordinary expenses, to an annual rate of 0.90% of the Fund's average daily net assets. The Branch may modify or discontinue this voluntary expense limitation at any time in the future with 30 days' prior notice to the Fund.


The Fund and the Portfolio may allocate brokerage transactions to their affiliates and the Adviser's affiliates only if the commissions received by such affiliates are fair and reasonable when compared to the commissions paid to unaffiliated brokers in connection with comparable transactions. See 'Portfolio Transactions' in the SAI.

PURCHASE OF SHARES

GENERAL INFORMATION ON PURCHASES. Investors may purchase Fund shares only through the Distributor. All purchase orders must be accepted by the
Distributor. The Company also reserves the right to determine the purchase orders that it will accept and reserves the right to cease offering its shares at any time. The shares of the Fund may be purchased only in those states where they may be lawfully sold.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange (the 'NYSE') is open for regular trading.

The shares of the Fund are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt and acceptance of a purchase order by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'. The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of the Company. The minimum subsequent investment in the Fund for all investors is $5,000. The minimum initial investment for employees of the Bank or its affiliates is $5,000. The minimum subsequent investment is $1,000. For purposes of the minimum investment requirements, the Fund may aggregate investments by related shareholders. These minimum investment requirements may be waived at the Fund's discretion. Investors will receive the number of full and fractional shares of the Fund equal to the dollar amount of their subscription divided by the net asset value per share of the Fund as next determined on the day that the investor's subscription is accepted. See 'Purchase of Shares' in the SAI.

Purchase orders in proper form received by the Distributor prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, are effective and executed at the net asset value next determined that day. Purchase orders received after 4:00 p.m. New York time or the close of the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Investors become record shareholders of the Fund on the day they place their subscription order, provided it is received by the Distributor before 4:00 p.m. As record shareholders, investors are entitled to earn dividends. Settlement date for purchases is the next business day following trade date.

Customers of Eligible Institutions should request a representative of their Eligible Institution to assist them in placing a purchase order with the Distributor. Shareholders who do not currently maintain a relationship with an Eligible Institution may purchase shares of the Fund directly from the Distributor by wire transfer or mail.

The Transfer Agent will maintain the accounts for all shareholders who purchase Fund shares directly through the Distributor. For account balance information and shareholder services, such shareholders should contact the Transfer Agent at
(888) UBS-FUND or in writing at UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

By wire: Purchases may be made by federal funds wire. To place a purchase order with the Fund, the shareholder must telephone the Transfer Agent at (888) UBS-FUND for specific instructions.

Subject to the minimum purchase requirements discussed above, shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order.

A completed account application must promptly follow any wire order for an initial purchase. Completed account applications should be mailed or sent via facsimile. Shareholders should contact the Transfer Agent for further instructions regarding account applications. Account applications are not required for subsequent purchases; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

By mail: Subject to the minimum purchase requirements discussed above, shareholders may purchase shares of the Fund through the Distributor by completing an account application and mailing it, together with a check payable to 'UBS Private Investor Funds, Inc.', to UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

Checks are subject to collection at full value. For shares purchased by check, dividend payments and redemption proceeds, if any, will be delayed until such funds are collected, which may take up to 15 days from the date of purchase.

REDEMPTION OF SHARES

GENERAL INFORMATION ON REDEMPTIONS. A shareholder may redeem all or any number of the shares registered in its name at any time at the net asset value next determined after a redemption request in proper form is received by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'.

A redemption order will be effected provided the Distributor receives such an order prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. The redemption of Fund shares is effective and is executed at the net asset value next determined that day. Redemption orders received after 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the account designated by the redeeming shareholder or mailed to the shareholder's address of record, in accordance with the shareholder's instructions.

Shareholders will not be record holders for dividend purposes on the day that they redeem Fund shares.

Customers of Eligible Institutions must request a representative of their Eligible Institution to assist them in placing a redemption order. Shareholders whose accounts are maintained by the Transfer Agent may redeem Fund shares by telephone or mail.

By telephone: Telephone redemptions may be made by calling the Transfer Agent at
(888) UBS-FUND. Redemption orders will be accepted until 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. Telephone redemption requests are limited to those shareholders who have previously elected this service. Such shareholders risk possible loss of principal and income in the event of a telephone redemption not authorized by them. The Fund and the Transfer Agent will employ reasonable procedures to verify that telephone redemption instructions are genuine and will require that shareholders electing such an option provide a form of personal identification. The failure by the Fund or the Transfer Agent to employ such procedures may cause the Fund or the Transfer Agent to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days' notice to shareholders.

By mail: Redemption requests may also be mailed to the Transfer Agent, identifying the Fund, the dollar amount or number of shares to be redeemed and the shareholder's account number. The request must be signed in exactly the same manner as the account is registered (e.g., if there is more than one owner of the shares, all must sign). In all cases, all signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's standards and procedures; if the guarantor institution belongs to one of the Medallion Signature programs, it must use the specific 'Medallion Guaranteed' stamp (guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. The redemption request in proper form should be sent to UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

MANDATORY REDEMPTION. If the value of a shareholder's holdings in the Fund falls below $10,000 because of a redemption of shares, the shareholder's remaining shares may be redeemed 60 days after written notice unless the account is increased to $10,000 or more. For example, a shareholder whose initial and only investment is $10,000 may be subject to mandatory redemption resulting from any redemption that causes his or her investment to fall below $10,000.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions may not be processed unless the redemption request is submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. As discussed under 'Taxes' below, the Fund may be required to impose 'back-up' withholding of federal income tax on dividends, distributions and redemptions when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check to the Distributor for the purchase of Fund shares and shares are purchased with funds made available by the Distributor before the check has cleared, the transmittal of redemption proceeds from the sale of those shares will not occur until the check used to purchase such shares has cleared, which may take up to 15 days. Redemption delays may be avoided by purchasing shares by federal funds wire.

The right of redemption may be suspended or the date of payment postponed for such periods as the 1940 Act or the SEC may permit. See 'Redemption of Shares' in the SAI.

EXCHANGE OF SHARES

An investor may exchange Fund shares for shares of any other series of the Company, without charge. An exchange may be made so long as after the exchange the investor has shares, in each series in which it remains an investor, with a value equal to or greater than each such series' minimum investment amount. See 'Purchase of Shares' in the prospectuses of the other Company series for the minimum investment amounts for each of those funds. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. See appropriate section relating to the purchase and redemption of shares in this and other prospectuses. See also 'Additional Information' below for an explanation of the telephone exchange policy.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securities laws may restrict the availability of the exchange privilege.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ('IRA') for investment in Fund shares. Subject to certain restrictions imposed by applicable tax laws, self-employed individuals may purchase shares of the Fund through tax-deductible contributions to existing retirement plans known as Self-Employed Retirement Plans ('SERPs'). Fund shares may also be a suitable investment for '401(k) Plans' which subject to certain restrictions allow their participants to invest in qualified pension plans on a tax-deferred basis. The Fund does not currently act as sponsor to such plans.

The minimum initial investment for all such retirement plans is $2,000. The minimum for all subsequent investments is $500.

Under the Code, individuals may make IRA contributions of up to $2,000 annually, which may be, depending on the contributor's participation in an employer-sponsored plan and income level, wholly or partly tax-deductible. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to one or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs or other retirement plans under certain circumstances. Prior to a withdrawal, shareholders may be required to certify as to their age and awareness of such restrictions in writing. Clients of Eligible Institutions desiring information concerning investments through IRAs or other retirement plans should contact their Eligible Institution. Clients who do not maintain a relationship with an Eligible Institution may obtain such information by calling the Transfer Agent at (888) UBS-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid annually. The Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund.

Substantially all of the Fund's realized net capital gains, if any, will be declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Declared dividends and distributions are payable on the payment date to shareholders of record on the record date.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected, in writing, to have them paid in cash. Dividends and distributions to be paid in cash are credited to the account designated by the shareholder or sent by check to the shareholder's address of record, in accordance with the shareholder's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

The Fund's net asset value per share equals the value of the Fund's total assets (i.e., the value of its investment in the Portfolio plus its other assets) less the amount of its liabilities, divided by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to the service providers of the Fund and the Portfolio, are accrued daily. Securities for which market quotations are readily available are valued at market value. All other securities will be valued at 'fair value'. See 'Net Asset Value' in the SAI for information on the valuation of the Portfolio's assets and liabilities.

The Fund computes its net asset value once daily at the close of business on Monday through Friday, except that the net asset value is not computed for the Fund on a day in which no orders to purchase or redeem Fund shares have been received or on any day on which the New York Stock Exchange is closed, including the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund expects to close for purchases and redemptions at the same time.

ORGANIZATION

UBS PRIVATE INVESTOR FUNDS, INC.

UBS Private Investor Funds, Inc., a Maryland corporation incorporated on November 16, 1995, is an open-end management investment company registered under the 1940 Act and organized as a series fund. The Company is currently authorized to issue shares in four series: The UBS Bond Fund Series; The UBS Tax Exempt Bond Fund Series; The UBS International Equity Fund Series; and The UBS U.S. Equity Fund Series. Each outstanding share of the Company will have a pro rata interest in the assets of its series, but it will have no interest in the assets of any other Company series. Only shares of The UBS U.S. Equity Fund Series are offered through this Prospectus.

Shareholder inquiries by clients of Eligible Institutions may be directed to their Eligible Institution and other shareholders may address their inquiries to the Transfer Agent.

Shareholders of the Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and nonassessable when issued by the Company. The Company does not intend to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by its Articles of Incorporation or the 1940 Act. For further organizational information, including certain shareholder rights, see 'Organization' in the SAI.

UBS INVESTOR PORTFOLIOS TRUST

UBS Investor Portfolios Trust, a master trust fund formed under New York law, was organized on February 9, 1996. The Declaration of Trust permits the Trustees to issue interests divided into one or more subtrusts or series. To date, three series have been authorized, of which UBS U.S. Equity Portfolio is one.

The Declaration of Trust provides that no Trustee, shareholder, officer, employee, or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Portfolio, but that only the Trust property shall be liable.

The Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all the obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investment in the Portfolio.

TAXES

Each Fund has qualified and intends to remain qualified as a regulated investment company (a 'RIC') under Subchapter M of the Code. As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. The Portfolio intends to qualify as a partnership for federal income tax purposes. As such, the Portfolio generally should not be subject to tax. The status of the Fund as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

Dividends from net investment income and distributions from realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to Fund shareholders whether such distributions are received in the form of cash or reinvested in additional shares. To the extent that dividends distributed to shareholders are designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, such dividends are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net long-term capital gains in excess of net short-term capital losses are taxable to Fund shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether received in the form of cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the dividends-received deduction. Annual statements as to the current federal tax status of distributions will be mailed to shareholders after the end of the taxable year for the Fund.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, and to the extent that, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November, or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Distributions of net investment income or net long-term capital gains will have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders. Shareholders should be aware that, under applicable regulations, the Fund may be fined up to $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to any uncertified account in any year, a corresponding charge may be made against that account.

This discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxes and with respect to the applicability of state or local taxes. See 'Taxes' in the SAI.

ADDITIONAL INFORMATION

The Fund will send its shareholders annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and periodic statements reflecting all account activity, including dividends and any distributions whether reinvested in additional shares or paid in cash.

Shareholders of certain Eligible Institutions may be given the privilege to initiate transactions automatically by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company, the Branch, the Eligible Institution, the Transfer Agent or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Company and its service providers will employ reasonable procedures, including requiring investors to give a form of personal identification and tape recording of telephonic instructions, to confirm that telephonic instructions by investors are genuine; if it does not, it or the service provider may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indices, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, S&P 500 Index, the Dow Jones Average, the Frank Russell Indices, the Financial Times World Stock Index and other industry publications.

The Fund may advertise 'total return'. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all Fund distributions and dividends were reinvested on the reinvestment dates and less all recurring fees during the period and assuming the redemption of such investment at the end of each period. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may be obtained by clients of an Eligible Institution by calling the Eligible Institution and other shareholders may address their inquiries to the Transfer Agent.

TABLE OF CONTENTS

Investors for Whom the Fund is Designed..........................................................     2
Financial Highlights.............................................................................     4
Master-Feeder Structure..........................................................................     5
Investment Objective and Policies................................................................     6
Additional Investment Information and Risk Factors...............................................     7
Investment Restrictions..........................................................................    11
Management.......................................................................................    12
Shareholder Services.............................................................................    14
Expenses.........................................................................................    14
Purchase of Shares...............................................................................    14
Redemption of Shares.............................................................................    15
Exchange of Shares...............................................................................    17
Retirement Plans.................................................................................    17
Dividends and Distributions......................................................................    17
Net Asset Value..................................................................................    18
Organization.....................................................................................    18
Taxes............................................................................................    19
Additional Information...........................................................................    20

--------------------------------------------------------------------------------

INVESTMENT ADVISER                                   Union Bank of Switzerland,
                                                     New York Branch
                                                     1345 Avenue of the Americas
                                                     New York, NY 10105

ADMINISTRATOR AND DISTRIBUTOR                        Signature Broker-Dealer Services, Inc.
                                                     6 St. James Avenue
                                                     Boston, Massachusetts 02116

CUSTODIAN AND TRANSFER AGENT                         Investors Bank & Trust Company
                                                     89 South Street
                                                     Boston, Massachusetts 02111

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION MAY NOT LAWFULLY BE MADE.

['RECYCLED'LOGO]

UBS
INTERNATIONAL
EQUITY
FUND

--------------------

UBS
Private Investor
Funds, Inc.



Prospectus
March 13, 1997

PROSPECTUS

UBS INTERNATIONAL EQUITY FUND
6 ST. JAMES AVENUE
BOSTON, MASSACHUSETTS 02116
FOR INFORMATION CALL (800) 914-8566

UBS International Equity Fund (the 'Fund') seeks to provide a high total return from a portfolio of equity securities of foreign corporations. It is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the United States.

The Fund is a diversified, no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law.

UNLIKE OTHER MUTUAL FUNDS THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN UBS INTERNATIONAL EQUITY PORTFOLIO (THE 'PORTFOLIO'). THE PORTFOLIO IS A SERIES OF UBS INVESTOR PORTFOLIOS TRUST (THE 'TRUST'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND EMPLOYS A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE THAT IS MORE FULLY DESCRIBED UNDER THE SECTION CAPTIONED 'MASTER-FEEDER STRUCTURE'.

The Portfolio is advised by the New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank') and UBS International Investment London Limited (the 'Sub-Adviser' and, together with the Adviser, the 'Advisers').


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated March 13, 1997, (the 'SAI'), provides further discussion of certain topics referred to in this Prospectus and other matters that may be of interest to investors. The SAI has been filed with the Securities and Exchange Commission, incorporated herein by reference, and is available without charge upon written request from the Company or the Distributor (as defined herein) at the addresses set forth on the back cover of the Prospectus, or by calling (800) 914-8566.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNION BANK OF SWITZERLAND OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE. WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS DATED MARCH 13, 1997.

UBS INTERNATIONAL EQUITY FUND
INVESTORS FOR WHOM THE FUND IS DESIGNED

UBS International Equity Fund (the 'Fund') is designed for investors who want to participate in the risks and returns associated with equity securities issued by foreign corporations. The Fund seeks to achieve its investment objective by investing all of its investable assets in UBS International Equity Portfolio (the 'Portfolio'). The Portfolio is a series of UBS Investor Portfolios Trust (the 'Trust'), an open-end management investment company. The Portfolio has the same investment objective as the Fund. Because the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The net asset value of shares of the Fund fluctuates with changes in the value of the investments in the Portfolio.

The Portfolio may make various types of investments in seeking its objective. Among the permissible investments for the Portfolio are common stocks and other securities with equity characteristics issued by foreign companies. The Portfolio may also invest in futures contracts, options, forward contracts on foreign currencies and certain privately placed securities. The Portfolio's investments in securities of foreign issuers, including issuers in emerging markets, involve unique investment risks and may be more volatile and less liquid than the securities of domestic issuers. For further information about these investments and related investment techniques, see 'Investment Objective and Policies' discussed below.

The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of UBS Private Investor Funds, Inc. (the 'Company'). The minimum subsequent investment for all investors is $5,000. These minimums may be waived at the Fund's discretion. See 'Purchase of Shares'. If shareholders reduce their total investment in shares of the Fund to less than $10,000, their investment will be subject to mandatory redemption. See 'Redemption of Shares -- Mandatory Redemption'. The Fund is one of several series of the Company, an open-end management investment company organized as a Maryland corporation.

This Prospectus describes the investment objective and policies, management and operations of the Fund to enable investors to decide if the Fund suits their investment needs. The Fund operates through a two-tier master-feeder investment fund structure. The Company's Board of Directors (the 'Directors' or the 'Board') believes that this structure provides Fund shareholders with the opportunity to achieve certain economies of scale that would otherwise be unavailable if the shareholders' investments were not pooled with other investors sharing similar investment objectives.

The following table illustrates that investors in the Fund incur no shareholder transaction expenses: their investments in the Fund are subject only to the operating expenses set forth below for the Fund and the Portfolio, as a percentage of average daily net assets of the Fund. The Directors believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings 'Management', 'Expenses' and 'Shareholder Services'.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.....................................................................   None
Sales Load Imposed on Reinvested Dividends..........................................................   None
Deferred Sales Load.................................................................................   None
Redemption Fees.....................................................................................   None
Exchange Fees.......................................................................................   None

EXPENSE TABLE
ANNUAL OPERATING EXPENSES*
Advisory Fees, After Fee Waiver**...................................................................   0.08%
Rule 12b-1 Fees.....................................................................................   None
Other Expenses, After Expense Reimbursements***.....................................................   1.31%
                                                                                                       ----
Total Operating Expenses, After Fee Waivers
  and Expense Reimbursements*.......................................................................   1.39%
                                                                                                       ----
                                                                                                       ----



* Expenses are expressed as a percentage of the Fund's average daily net assets and are based on the expenses incurred during the period April 2, 1996 (commencement of operations) through December 31, 1996, after any applicable fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, Total Operating Expenses would be equal, on an annual basis, to 3.05% of the Fund's average daily net assets. See 'Management'.



** The New York Branch (the 'Branch' or the 'Adviser') of Union Bank of Switzerland (the 'Bank') has agreed to waive fees and reimburse the Fund for any of its operating expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 95% of the Fund's average daily net assets. The Branch may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund. The Portfolio's advisory fee would be equal, on an annual basis, to 0.85% of the average daily net assets of the Portfolio if there were no fee waiver in effect. See 'Management -- Adviser and Funds Services Agent' and 'Expenses'.


*** The fees and expenses in Other Expenses include fees payable to Signature Broker-Dealer Services, Inc. ('Signature') under an Administrative Services Agreement with the Fund, fees payable to Signature Financial Group (Grand Cayman) Ltd. ('Signature-Cayman') under an Administrative Services Agreement with the Portfolio, fees payable to Investors Bank & Trust Company (the 'Custodian' or the 'Transfer Agent') as custodian of the Fund and the Portfolio and transfer agent of the Fund, and fees payable by the Fund to Eligible Institutions providing shareholder services under various shareholder servicing agreements. For a more detailed description of contractual fee arrangements, including fee waivers and expense reimbursements, and of the fees and expenses included in Other Expenses, see 'Management' and 'Shareholder Services'.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


 1 Year...................................................   $ 14
 3 Years..................................................     44
 5 Years..................................................     76
10 Years..................................................    166


The above Expense Table is designed to assist investors in understanding the various direct and indirect costs and expenses that Fund investors are expected to bear and reflects the expenses of the Fund and the Fund's share of the Portfolio's expenses. In connection with the above Example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See 'Purchase of Shares', 'Exchange of Shares' and 'Redemption of Shares'. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES, AND ASSUMES THE CONTINUATION OF THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS REPRESENTED IN THE ABOVE 'EXPENSE TABLE'. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The table below shows certain information concerning the investment results for the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996. The Financial Highlights should be read in conjunction with the audited financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information (the 'SAI').


Per share data for a share outstanding during the indicated period:





                                                                           FOR THE PERIOD
                                                                           APRIL 2, 1996*
                                                                              THROUGH
                                                                            DECEMBER 31,
                                                                                1996
                                                                           --------------


Net asset value, beginning of period....................................      $ 100.00
                                                                           --------------
Income from Investment Operations:
     Net investment income..............................................          1.08
     Net realized and unrealized gain on investments, foreign currency
       contracts and foreign currency translations......................          3.54
                                                                           --------------
     Total income from investment operations............................          4.62
                                                                           --------------
Less Dividends and Distribution to Shareholders:
     Dividends from net investment income...............................         (1.05)
     Distributions from net realized gains..............................         (0.73)
                                                                           --------------
     Total dividends and distributions..................................         (1.78)
                                                                           --------------
Net asset value, end of period..........................................      $ 102.84
                                                                           --------------
                                                                           --------------
Total Return............................................................          4.65%(1)
RATIO/SUPPLEMENTAL DATA:
     Net assets end of period (000s omitted)............................      $ 26,624
     Ratio of expenses to average net assets(2).........................          1.39%(3)
     Ratio of net investment income to average net assets(2)............          1.78%(3)



------------



* Commencement of investment operations.



(1) Not annualized.



(2) Includes  the  Fund's  share  of   UBS  Investor  Portfolios  Trust  --  UBS
    International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.66% (annualized).



(3) Annualized.


Note: Per share amounts have been calculated using the average share method.


HISTORICAL PERFORMANCE OF COMPARABLE DISCRETIONARY ACCOUNTS. The following table sets forth (i) the composite average annual total returns for the one, three and five year periods ended December 31, 1996 and the period from April 1, 1987 (commencement of operations of the relevant accounts) through December 31, 1996 for all discretionary accounts described below that have been managed for at least one full quarter by UBS International Investment London Limited (the 'Sub-Adviser'), (ii) the average annual return for the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996 and (iii) the average  annual  total  return  during the same  periods for the Morgan  Stanley
Capital International EAFE Index. The discretionary accounts described in (i) above have substantially the same investment objective and policies and are managed in a manner substantially the same as the Portfolio. The composite total returns for such accounts have been adjusted to deduct all of the Fund's annual total operating expenses of 1.39% of average daily net assets as set forth in the Fee Table above. The composite total returns are time-weighted and are equally weighted for periods prior to 1994, after which they are size-weighted, and they reflect the reinvestment of dividends and interest. The discretionary accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by federal securities and tax laws on the Portfolio that, if applied to the accounts, may have adversely affected their performance results. The Sub-Adviser believes that the restatement of total returns prior to 1994 would not result in any material changes in the total returns shown. The composite total returns of these discretionary accounts does not represent the historical performance of the Portfolio and should not be viewed as a prediction of future performance of the Portfolio. The Morgan Stanley Capital International EAFE Index (the 'Index') is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The total returns of the Index do not include management fees or commissions.


                                                                       COMPOSITE
                                                                     TOTAL RETURN
                                                                     OF ADVISER'S        MORGAN STANLEY
                                                UBS INTERNATIONAL    DISCRETIONARY    CAPITAL INTERNATIONAL
AVERAGE ANNUAL TOTAL RETURNS FOR THE:              EQUITY FUND         ACCOUNTS            EAFE INDEX
---------------------------------------------   -----------------    -------------    ---------------------

Period April 2, 1996* through
  December 31, 1996..........................          4.65%               N/A                 3.27%
One Year Ended December 31, 1996.............           N/A               8.87%                6.37%
Three Years Ended December 31, 1996..........           N/A               8.77%                8.64%
Five Years Ended December 31, 1996...........           N/A               9.59%                8.48%
Period April 1, 1987* through December 31,
  1996.......................................           N/A               9.09%                6.64%


------------------

* Commencement date.

MASTER-FEEDER STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate investment company with the same investment objective as the Fund. The investment objective of the Fund and the Portfolio may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund or a majority of the investors in the Portfolio, respectively, after 30 days' prior notice.

This  master-feeder  structure  has  been  developed  relatively  recently,   so
shareholders should carefully consider this investment approach.

In addition to selling an interest in the Portfolio to the Fund, the Portfolio may sell interests in the Portfolio to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, other entities investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund's. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Signature at (617) 423-0800.

The Fund may withdraw its investment in the Portfolio at any time if the Board determines that it is in the Fund's best interest to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the Fund's assets in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require the Fund to withdraw its investments in the Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by  the  Portfolio  to  the  Fund.  In  no  event,  however,  will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in the Fund's having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting such securities to cash.
Notwithstanding th e above, there are other means for meeting shareholder redemption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of its operations. Except as permitted by the Securities and Exchange Commission (the 'SEC'), whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of Fund shareholders and will cast
Fund votes proportionately as instructed by the Fund's shareholders. See 'Organization' in the SAI. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Company in the same proportion as the Fund shareholders who do, in fact, vote.

For more information about the Portfolio's investment objective, policies and restrictions, see 'Investment Objective and Policies', 'Additional Investment Information and Risk Factors' and 'Investment Restrictions'. For more information about the Portfolio's management and expenses, see 'Management'. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see 'Investment Restrictions'.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, together with the policies each employs to seek to achieve its objective. Additional information about the investment policies of the Fund and the Portfolio appears in the SAI under Investment Objectives and Policies. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus net income. The Fund is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the United States.

The Portfolio seeks to achieve its investment objective by investing in companies that the Sub-Adviser believes are fundamentally sound and that are typically selling at below market valuations and that the Sub-Adviser believes will grow at above-market rates. The emphasis on value leads to investments in companies with relatively low price/earnings and price/book value ratios and high yields.

The Adviser is responsible for supervising the management of the Portfolio's investments. Consistent with these duties, the Adviser has entered into a Sub-Advisory Agreement with UBS International Investment London Limited ('UBSII' or the 'Sub-Adviser' and, together with the Adviser, the 'Advisers'), whereby the Sub-Adviser is primarily responsible for the day-to-day investment decisions for the Portfolio. The Adviser is solely responsible for paying the Sub-Adviser for these services. The Sub-Adviser is an affiliate of the Adviser.

The Advisers actively manage currency exposure, in conjunction with country and stock allocations, in an attempt to protect the Portfolio's market value. Through the use of forward foreign currency exchange contracts, futures contracts and options on currencies, the Advisers will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive as market conditions warrant, based on fundamental research, technical factors and the judgment of the Advisers' experienced currency managers. For more information on foreign currency exchange transactions, see 'Additional Investment Information and Risk Factors'.

The Portfolio intends to manage its securities actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. It is anticipated that the annual portfolio turnover rate of the Fund will be less than 100%. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

EQUITY INVESTMENTS. Under normal circumstances, the Advisers intend to keep at least 65% of the value of the Portfolio's total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities.

The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. The Portfolio will invest in companies based in at least five foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See 'Additional Investment Information and Risk Factors -- Risk Factors of Foreign Securities'. The Portfolio will invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies, purchase options on currencies and enter into certain hedging transactions that may involve options on securities and securities indices, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see 'Additional Investment Information and Risk Factors'.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

Investments in non-U.S. issuers involve certain risks and considerations not typically associated with investments in U.S. issuers. These risks include greater price volatility, reduced liquidity and the significantly smaller market capitalization of most non-U.S. securities markets, more substantial government involvement in the economy, higher rates of inflation, greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the Portfolio will maintain a segregated account with the Custodian consisting of a portfolio of high-grade, liquid debt securities with a value at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities (excluding the obligations created by these commitments).

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Board of Trustees (the 'Trustees'). In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral's value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in repurchase agreements maturing in more than seven days and certain other investments that may be considered illiquid are limited. See 'Illiquid Investments; Privately Placed and Other Unregistered Securities' below.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, including limitations on the use of reverse repurchase agreements, see 'Investment Objectives and Policies' in the SAI and 'Investment Restrictions' below.

SECURITIES LENDING. Subject to applicable investment restrictions, the Portfolio may lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all the facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or affiliate or placement agent of the Portfolio, or the Adviser, Sub-Adviser, Administrator or Distributor, unless otherwise permitted by applicable law.

RISK FACTORS OF FOREIGN SECURITIES. The Portfolio will invest primarily in foreign securities. Investments in securities of foreign issuers and in obligations of foreign branches of domestic banks involve somewhat different investment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of such investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in countries other than in the United States.

Although the Portfolio invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in developing market countries. Investments in securities of issuers in developing market countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or non-existent volume of trading, resulting in limited liquidity and in price volatility; (iii) certain national policies that may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the foreign issuer. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Because investments in foreign securities involve foreign currencies, the value of assets as measured in U.S. dollars may be affected, favorably or unfavorably, by changes in currency exchange rates and in exchange control regulations, including currency blockage. See 'Foreign Currency Exchange Transactions' below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio will buy and sell securities and will receive interest and dividends in currencies other than the U.S. dollar, the Portfolio may, from time to time, enter into foreign currency exchange transactions. The Portfolio may enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, use forward currency contracts to purchase or sell foreign currencies, use currency futures contracts or purchase or sell options thereon or purchase or sell currency options.

A forward foreign currency exchange contract is an obligation of the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Currency options give the buyer the right, but not the obligation, to purchase or sell a fixed amount of a specific currency at a fixed price at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Portfolio will not enter into these foreign currency exchange transactions for speculative purposes. Foreign currency exchange transactions do not eliminate fluctuations in the local currency prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the local currency prices of these securities should decline.

A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may use these techniques to hedge against a change in foreign currency exchange rates (with the U.S. dollar or other foreign currencies) that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, these transactions also limit any potential gain that might be realized should the value of the hedged currency increase. Additionally, the premiums paid by the Portfolio for currency or futures options increase the Portfolio's transaction costs. Similarly, the cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. Moreover, forward contracts that convert one foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of these transactions and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date such a transaction is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in illiquid investments or investments that are not readily marketable. In addition, the Portfolio will not invest more than 10% of the market value of its total assets in restricted securities (not including Rule 144A securities) that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (the 'Securities Act'). Subject to those non-fundamental policy limitations, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act, and cannot be offered for public sale in the United States without first being registered. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. Repurchase agreements maturing in more than seven days are considered illiquid investments and, as such, are subject to the limitations set forth in this paragraph. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisers and approved by the Trustees of the Trust. The Trustees of the Trust will monitor the Advisers' implementation of these guidelines on a periodic basis.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments although it intends to stay invested in equity securities to the extent practical in light of its objectives and long-term investment perspective. The Portfolio may make money market investments pending other investments or settlements, for liquidity or in adverse market conditions. Such money market investments may include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. The Portfolio may purchase nonpublicly offered debt securities. The Portfolio may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see 'Investment Objectives and Policies' in the SAI.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described below. These instruments are commonly known as derivatives.

The Portfolio may purchase and sell exchange traded and over-the-counter ('OTC') put and call options on equity securities or indices of equity securities, enter into forward contracts, purchase and sell futures contracts on indices of equity securities, purchase and sell put and call options on futures contracts on indices of equity securities and purchase and sell options on currencies. The Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for investment purposes in lieu of investing directly in the corresponding securities or instruments. Such use of derivatives may be considered speculative.

The Portfolio may use these techniques to manage its exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, may tend to increase market exposure. For example, if the Portfolio wishes to obtain exposure to a particular market or market sector but does not wish to purchase the relevant securities, it could, as an alternative, purchase a futures contract on an index of such securities or related securities. Such a purchase would not constitute a hedging transaction and could be considered speculative. However, the Portfolio will use futures contracts or options in this manner only for the purpose of obtaining the same level of exposure to a particular market or market sector that it could have obtained by purchasing the relevant securities and will not use futures contracts or options to leverage its exposure beyond this level. The use of options and futures may involve some leverage; such leverage is reduced by the requirement of the SEC to 'cover' such obligations. See 'Cover -- Segregated Accounts' below. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Advisers and consistent with the Portfolio's objective and policies. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Portfolio's use of these transactions is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the Portfolio's use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, such strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's opportunity to realize gains as well as limiting its exposure to losses. The Portfolio could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur costs, including commissions and premiums, in connection with these transactions and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase and sell put and call options on securities, currencies, indices of securities and futures contracts, or purchase and sell futures contracts for the purposes described herein.

The Commodity Exchange Act prohibits U.S. persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ('CFTC') regulations or CFTC staff advisories, interpretations and no action letters.

In addition, in order to assure that the Portfolio will not be considered a 'commodity pool' for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules, or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, currencies, indices of securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. American style options may be exercised on any day up to their expiration date. European style options may be exercised only on their expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option and related transaction costs if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, however, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decrease. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of a U.S. exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin if and as the position becomes unprofitable.

OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions and may purchase and sell put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out before then. There is no assurance, however, that a liquid market will exist when a Portfolio wishes to close out a particular position.

When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Purchasing futures contracts may tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly, as discussed above. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts on securities similar to those held by the Portfolio, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that these standardized instruments will not exactly match the Portfolio's current or anticipated investments. The Portfolio may invest in futures contracts and options thereon based on currencies or on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments. The Portfolio may also enter into transactions in futures contracts and options for non-hedging purposes, as discussed above.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit 'initial margin' with the Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ('FCM'). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional 'variation margin' payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

COVER -- SEGREGATED ACCOUNTS. The Portfolio will segregate liquid, high-grade debt securities in connection with its use of options and futures contracts to the extent required by the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see 'Investment Objectives and Policies' in the SAI.

INVESTMENT RESTRICTIONS

The investment objective of the Fund and the Portfolio, together with the investment restrictions described below and in the SAI, except as noted, are deemed fundamental policies, i.e., they may be changed only by the 'vote of a majority of the outstanding voting securities' (as defined in the

Investment Company Act of 1940 (the '1940 Act')), of the Fund or the Portfolio, respectively. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment restrictions.

As a diversified investment company, 75% of the total assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Portfolio may not: (i) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government securities; (ii) enter into reverse repurchase agreements or other permitted borrowings that constitute senior securities under the 1940 Act, exceeding in the aggregate one-third of the value of the Portfolio's total assets; or (iii) borrow money, except from banks for extraordinary or emergency purposes, or mortgage, pledge or hypothecate any assets except in connection with any such borrowings or permitted reverse repurchase agreements in amounts up to one-third of the value of the Portfolio's total assets at the time of such borrowing, or purchase securities while borrowings and other senior securities exceed 5% of its total assets. For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see 'Investment Restrictions' in the SAI.

MANAGEMENT

DIRECTORS AND  TRUSTEES.  Pursuant to  the  Trust's Declaration  of  Trust,  the
Trustees of the Trust establish the Portfolio's general policies, are responsible for the overall management of the Trust, and review the actions of the Adviser, Sub-Adviser, Administrator and other service providers. Similarly, the Directors of the Company set the Company's general policies, are responsible for the overall management of the Company, and review the performance of its service providers. Additional information about the Company's Board of Directors and officers appears in the SAI under the heading 'Directors and Trustees'. The Trustees of the Trust are also the Directors of the Company, which raises certain conflicts of interest. The Company and the Trust have each adopted written procedures reasonably designed to deal with these conflicts, should they arise. The officers of the Company are also employees of Signature or its affiliates.

ADVISER AND FUNDS SERVICES AGENT. The Company has not retained the services of an investment adviser with respect to the Fund because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of the Branch as investment adviser and UBSII as investment sub-adviser. The Branch, which operates out of offices located at 1345 Avenue of the Americas, New York, New York, is licensed by the Superintendent of Banks of the State of New York under the banking laws of the State of New York and is subject to state and federal banking laws and regulations applicable to a foreign bank that operates a state licensed branch in the United States. UBSII, with principal offices at Triton Court, 14 Finsbury Square, London, England, EC2A 1PD, is a corporation organized under the laws of the United Kingdom.


The Bank has branches, agencies, representative offices and subsidiaries in Switzerland and in more than 40 cities outside Switzerland, including, in the United States, New York City, Houston, Los Angeles and San Francisco. In addition to the receipt of deposits and the making of loans and advances, the Bank through its offices and subsidiaries (including UBSII) engages in a wide range of banking and financial activities typical of the world's major international banks, including fiduciary, investment advisory and custodial services and foreign exchange in the United States, Swiss, Asian and Euro-capital markets. The Bank is one of the world's leading asset managers and has been active in New York City since 1946. At December 31, 1996, the Bank (including its consolidated subsidiaries) had total assets of $326.7 billion and equity capital and reserves of $17.1 billion. The Branch has not previously advised a mutual fund, but has considerable experience managing portfolios with similar investment objectives. This could be viewed as a risk of investing in this Fund.

The Advisers provide investment advice and portfolio management to the Portfolio. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. See 'Investment Adviser and Funds Services Agent' in the SAI.

In addition to the above-listed investment advisory services, the Branch also provides the Fund and the Portfolio with certain related administrative services. Subject to the supervision of the Directors and Trustees, respectively, the Branch is responsible for: establishing performance standards for the third-party service providers of the Fund and Portfolio and overseeing and evaluating the performance of such entities; providing and presenting quarterly management reports to the Directors and the Trustees; supervising the preparation of reports for Fund and Portfolio shareholders; and establishing voluntary expense limitations for the Fund and providing any resultant expense reimbursement to the Fund.

The Branch provides its administrative services to the Fund pursuant to a Funds Services Agreement between the Branch and the Company. The Branch does not receive a fee from the Company or the Fund pursuant to the terms of the Funds Services Agreement.


Under the Trust's Investment Advisory Agreement, the Portfolio pays the Adviser a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.85% of the Portfolio's average daily net assets. The Branch has voluntarily agreed to waive its fees and reimburse the Fund for any of its direct and indirect expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 0.95% of the Fund's average daily net assets. The Branch may modify or discontinue this fee waiver and expense limitation at any time in the future with 30 days' prior notice to the Fund. See 'Expenses'.


SUB-ADVISER. The Sub-Adviser uses a sophisticated, disciplined, collaborative process for managing all asset classes. Robin Apps is primarily responsible for the day-to-day management and implementation of the Sub-Adviser's process for the Portfolio. Mr. Apps has been a Senior Vice President of the Sub-Adviser since 1990, and is responsible for researching investment opportunities in the Far East. Mr. Apps has previously managed the investments of a Canadian mutual fund. Mr. Apps received a bachelors degree from Birmingham University and has twelve years of investment experience. Mr. Apps is also qualified as an actuary.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser has agreed to pay the Sub-Adviser a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.75% of the Portfolio's first $20 million average daily net assets, and 0.50% of the next $30 million average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $50 million. The Adviser is solely responsible for paying the Sub-Adviser this fee.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE BRANCH OR ANY OTHER BANK.

ADMINISTRATORS. Under Administrative Service Agreements with the Company and the Trust, Signature and Signature-Cayman serve as the Administrators of the Fund and the Portfolio, respectively (in such capacities, the 'Administrators'). In these capacities, Signature and Signature-Cayman administer all aspects of the Fund's and the Portfolio's day-to-day operations, subject to the supervision of the Adviser and the Directors and Trustees, respectively, except as set forth under 'Adviser and Funds Services Agent', 'Distributor', 'Custodian' and 'Shareholder Services'. The Administrators: (i) furnish general office facilities and ordinary clerical and related services for day-to-day operations including recordkeeping responsibilities; (ii) take responsibility for compliance with all applicable federal and state securities and other regulatory requirements; and (iii) perform administrative and managerial oversight of the activities of the custodian, transfer agent and other agents or independent contractors of the Fund and the Portfolio. Signature is also responsible for monitoring the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').

Under the Company's Administrative Services Agreement, the Fund has agreed to pay Signature a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee from the Fund on average daily net assets in excess of $200 million.

Under the Trust's Administrative Services Agreement, the Portfolio has agreed to pay Signature-Cayman a fee, calculated daily and payable monthly, equal, on an annual basis, to 0.05% of the Portfolio's average daily net assets.

DISTRIBUTOR. Under the Distribution Agreement, Signature, located at 6 St. James Avenue, Boston, MA 02116, serves as the distributor of Fund shares (in such capacity, the 'Distributor'). The Distributor is a wholly-owned direct subsidiary of Signature Financial Group, Inc. and is a registered broker-dealer. The Distributor does not receive a fee pursuant to the terms of the Distribution Agreement.

CUSTODIAN. Investors Bank & Trust Company, whose principal offices are located at 89 South Street, Boston, Massachusetts 02111, serves as the custodian for the Portfolio and the Fund and transfer and dividend disbursing agent for the Fund. See 'Custodian' in the SAI. The Custodian also maintains offices at 1 First Canadian Place, Suite 2800, Toronto, Ontario M5X1C8.

SHAREHOLDER SERVICES

The Company has entered into a shareholder servicing agreement with the Branch, and may enter into additional shareholder servicing agreements with one or more financial institutions (together with the Branch, 'Eligible Institutions') such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or broker-dealer. Pursuant to each shareholder servicing agreement, an Eligible Institution, as agent for its customers who are purchasing shares of the Fund, will perform the following services for these investors, among other things: coordinating shareholder accounts and records, assisting investors seeking to purchase or redeem Fund shares, providing performance information relating to the Fund, and responding to shareholder inquiries. The Company has agreed to pay each Eligible Institution a fee for these services equal, on an annual basis, to 0.25% of the average daily net assets of the Fund represented by shares of the Fund owned during the period for which payment is being made by customers of the Eligible Institution. Under the terms of the shareholder servicing agreements, Eligible Institutions may delegate one or more of their responsibilities to other entities at their expense.

EXPENSES


In addition to the fees of the Branch, Signature-Cayman, Signature, and Investors Bank & Trust Company, the Fund will be responsible for other expenses, including brokerage costs and litigation and extraordinary expenses. The Branch has voluntarily agreed to limit the total operating expenses of the Fund (including its share of the Portfolio's expenses), excluding extraordinary expenses, to an annual rate not to exceed 0.95% of the Fund's average daily net assets. The Branch may modify or discontinue this voluntary expense limitation at any time in the future with 30 days' prior notice to the Fund.


The Fund and the Portfolio may allocate brokerage transactions to their affiliates and the Advisers' affiliates only if the commissions received by such affiliates are fair and reasonable when compared to the commissions paid to unaffiliated brokers in connection with comparable transactions. See 'Portfolio Transactions' in the SAI.

PURCHASE OF SHARES

GENERAL INFORMATION ON PURCHASES. Investors may purchase Fund shares only through the Distributor. All purchase orders must be accepted by the
Distributor. The Company also reserves the right to determine the purchase orders that it will accept and reserves the right to cease offering its shares at any time. The shares of the Fund may be purchased only in those states where they may be lawfully sold.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange (the 'NYSE') is open for regular trading.

The shares of the Fund are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt and acceptance of a purchase order by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'. The minimum initial investment in the Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another series of the Company. The minimum subsequent investment in the Fund for all investors is $5,000. The minimum initial investment for employees of the Bank or its affiliates is $5,000.

The minimum subsequent investment is $1,000. For purposes of the minimum investment requirements, the Fund may aggregate investments by related shareholders. These minimum investment requirements may be waived at the Fund's discretion. Investors will receive the number of full and fractional shares of the Fund equal to the dollar amount of their subscription divided by the net asset value per share of the Fund as next determined on the day that the investor's subscription is accepted. See 'Purchase of Shares' in the SAI.

Purchase orders in proper form received by the Distributor prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, are effective and executed at the net asset value next determined that day. Purchase orders received after 4:00 p.m. New York time or the close of the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Investors become record shareholders of the Fund on the day they place their subscription order, provided it is received by the Distributor before 4:00 p.m. As record shareholders, investors are entitled to earn dividends. Settlement date for purchases is the next business day following trade date.

Customers of Eligible Institutions should request a representative of their Eligible Institution to assist them in placing a purchase order with the Distributor. Shareholders who do not currently maintain a relationship with an Eligible Institution may purchase shares of the Fund directly from the Distributor by wire transfer or mail.

The Transfer Agent will maintain the accounts for all shareholders who purchase Fund shares directly through the Distributor. For account balance information and shareholder services, such shareholders should contact the Transfer Agent at
(888) UBS-FUND or in writing at UBS Private Investor Funds, Inc., c/o Investors Bank and Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

By wire: Purchases may be made by federal funds wire. To place a purchase order with the Fund, the shareholder must telephone the Transfer Agent at (888) UBS-FUND for specific instructions.

Subject to the minimum purchase requirements discussed above, shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order.

A completed account application must promptly follow any wire order for an initial purchase. Completed account applications should be mailed or sent via facsimile. Shareholders should contact the Transfer Agent for further instructions regarding account applications. Account applications are not required for subsequent purchases; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

By mail: Subject to the minimum purchase requirements discussed above, shareholders may purchase shares of the Fund through the Distributor by completing an account application and mailing it, together with a check payable to 'UBS Private Investor Funds, Inc.', to: UBS Private Investor Funds, Inc., c/o Investors Bank & Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

Checks are subject to collection at full value. For shares purchased by check, dividend payments and redemption proceeds, if any, will be delayed until such funds are collected, which may take up to 15 days from the date of purchase.

REDEMPTION OF SHARES

GENERAL INFORMATION ON REDEMPTIONS. A shareholder may redeem all or any number of the shares registered in its name at any time at the net asset value next determined after a redemption request in proper form is received by the Distributor. The Fund calculates its net asset value at the close of business. See 'Net Asset Value'.

A redemption order will be effected provided the Distributor receives such an order prior to 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. The redemption of Fund shares is effective and is executed at the net asset value next determined that day. Redemption orders received after 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier, will be executed at the net asset value determined on the next business day. Proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the account designated by the redeeming shareholder or mailed to the shareholder's address of record, in accordance with the shareholder's instructions.

Shareholders will not be recordholders for dividend purposes on the day that they redeem Fund shares.

Customers of Eligible Institutions must request a representative of their Eligible Institution to assist them in placing a redemption order. Shareholders whose accounts are maintained by the Transfer Agent may redeem Fund shares by telephone or mail.

By telephone: Telephone redemptions may be made by calling the Transfer Agent at
(888) UBS-FUND. Redemption orders will be accepted until 4:00 p.m. New York time or the close of regular trading on the NYSE, whichever is earlier. Telephone redemption requests are limited to those shareholders who have previously elected this service. Such shareholders risk possible loss of principal and income in the event of a telephone redemption not authorized by them. The Fund and the Transfer Agent will employ reasonable procedures to verify that telephone redemption instructions are genuine and will require that shareholders electing such an option provide a form of personal identification. The failure by the Fund or the Transfer Agent to employ such procedures may cause the Fund or the Transfer Agent to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days' notice to shareholders.

By mail: Redemption requests may also be mailed to the Transfer Agent, identifying the Fund, the dollar amount or number of shares to be redeemed and the shareholder's account number. The request must be signed in exactly the same manner as the account is registered (e.g., if there is more than one owner of the shares, all must sign). In all cases, all signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's standards and procedures; if the guarantor institution belongs to one of the Medallion Signature programs, it must use the specific 'Medallion Guaranteed' stamp (guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. The redemption request in proper form should be sent to UBS Private Investor Funds, Inc., c/o Investors Bank and Trust Company, P.O. Box 1537 MFD 23, Boston, MA 02205-1537.

MANDATORY REDEMPTION. If the value of a shareholder's holdings in the Fund falls below $10,000 because of a redemption of shares, the shareholder's remaining shares may be redeemed 60 days after written notice unless the account is increased to $10,000 or more. For example, a shareholder whose initial and only investment is $10,000 may be subject to mandatory redemption resulting from any redemption that causes his or her investment to fall below $10,000.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions may not be processed unless the redemption request is submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. As discussed under 'Taxes' below, the Fund may be required to impose 'back-up' withholding of federal income tax on dividends, distributions and redemptions when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check to the Distributor for the purchase of Fund shares and shares are purchased with funds made available by the Distributor before the check has cleared, the transmittal of redemption proceeds from the sale of those shares will not occur until the check used to purchase such shares has cleared, which may take up to 15 days. Redemption delays may be avoided by purchasing shares by federal funds wire.

The right of redemption may be suspended or the date of payment postponed for such periods as the 1940 Act or the SEC may permit. See 'Redemption of Shares' in the SAI.

EXCHANGE OF SHARES

An investor may exchange Fund shares for shares of any other series of the Company, without charge. An exchange may be made so long as after the exchange the investor has shares, in each series in which it remains an investor, with a value equal to or greater than each such series' minimum investment amount. See 'Purchase of Shares' in the prospectuses of the other Company series for the minimum investment amounts for each of those funds. Shares are exchanged on the basis of relative net asset value per share.

Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. See appropriate section relating to the purchase and redemption of shares in this and other prospectuses. See also 'Additional Information' below for an explanation of the telephone exchange policy.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securities laws may restrict the availability of the exchange privilege.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ('IRA') for investment in Fund shares. Subject to certain restrictions imposed by applicable tax laws, self-employed individuals may purchase shares of the Fund through tax-deductible contributions to existing retirement plans known as Self-Employed Retirement Plans ('SERPs'). Fund shares may also be a suitable investment for '401(k) Plans' which subject to certain restrictions allow their participants to invest in qualified pension plans on a tax-deferred basis. The Fund does not currently act as sponsor to such plans.

The minimum initial investment for all such retirement plans is $2,000. The minimum for all subsequent investments is $500.

Under the Code, individuals may make IRA contributions of up to $2,000 annually, which may be, depending on the contributor's participation in an employer-sponsored plan and income level, wholly or partly tax-deductible. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to one or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs or other retirement plans under certain circumstances. Prior to a withdrawal, shareholders may be required to certify as to their age and awareness of such restrictions in writing. Clients of Eligible Institutions desiring information concerning investments through IRAs or other retirement plans should contact their Eligible Institution. Clients who do not maintain a relationship with an Eligible Institution may obtain such information by calling the Transfer Agent at (888) UBS-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid annually. The Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund.

Substantially all of the Fund's realized net capital gains, if any, will be declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Declared dividends and distributions are payable on the payment date to shareholders of record on the record date.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected, in writing, to have them paid in cash. Dividends and distributions to be paid in cash are credited to the account designated by the shareholder or sent by check to the shareholder's address of record, in accordance with the shareholder's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

The Fund's net asset value per share equals the value of the Fund's total assets (i.e., the value of its investment in the Portfolio plus its other assets) less the amount of its liabilities, divided by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to the service providers of the Fund and the Portfolio, are accrued daily. Securities for which market quotations are readily available are valued at market value. All other securities will be valued at 'fair value.' See 'Net Asset Value' in the SAI for information on the valuation of the Portfolio's assets and liabilities.

The Fund computes its net asset value once daily at the close of business on Monday through Friday, except that the net asset value is not computed for the Fund on a day in which no orders to purchase or redeem Fund shares have been received or on any day on which the NYSE is closed, including the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund expects to close for purchases and redemptions at the same time.

Many of the securities held by the Portfolio will consist of securities primarily listed on foreign exchanges, and these securities may trade on days when the Fund's net asset value is not calculated. Consequently, the value of these securities may be significantly affected on days when an investor will be unable to redeem its shares.

ORGANIZATION

UBS PRIVATE INVESTOR FUNDS, INC.

UBS Private Investor Funds, Inc., a Maryland corporation incorporated on November 16, 1995, is an open-end management investment company registered under the 1940 Act and organized as a series fund. The Company is currently authorized to issue shares in four series: The UBS Bond Fund Series; The UBS Tax Exempt Bond Fund Series; The UBS International Equity Fund Series; and The UBS U.S. Equity Fund Series. Each outstanding share of the Company will have a pro rata interest in the assets of its series, but it will have no interest in the assets of any other Company series. Only shares of UBS International Equity Fund Series are offered through this Prospectus.

Shareholder inquiries by clients of Eligible Institutions should be directed to their Eligible Institution, while other shareholders should address their inquiries to the Transfer Agent.

Shareholders of the Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and nonassessable when issued by the Company. The Company does not intend to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by its Articles of Incorporation or the 1940 Act. For further organizational information, including certain shareholder rights, see 'Organization' in the SAI.

UBS INVESTOR PORTFOLIOS TRUST

UBS Investor Portfolios Trust, a master trust fund formed under New York law, was organized on February 9, 1996. The Declaration of Trust permits the Trustees to issue interests divided into one or more subtrusts or series. To date, three series have been authorized, of which UBS International Equity Portfolio is one.

The Declaration of Trust provides that no Trustee, shareholder, officer, employee, or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Portfolio, but that only the Trust property shall be liable.

The Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all the obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investment in the Portfolio.

TAXES

Each Fund has qualified and intends to remain qualified as a regulated investment company (a 'RIC') under Subchapter M of the Code. As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. The Portfolio intends to qualify as a partnership for federal income tax purposes. As such, the Portfolio generally should not be subject to tax. The status of the Fund as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

Distributions of net long-term capital gains in excess of net short-term capital losses are taxable to Fund shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether received in the form of cash or reinvested in additional shares. Distributions of net investment income, realized net short-term capital gains in excess of net long-term capital losses and net gains from certain foreign currency transactions are taxable as ordinary income to shareholders of the Fund whether such distributions are received in the form of cash or reinvested in additional shares. Annual statements as to the current federal tax status of distributions will be mailed to shareholders after the end of the taxable year for the Fund. Distributions to corporate shareholders of the Fund will not qualify for the dividends-received deduction because the income of the Fund will not consist of dividends paid by United States corporations.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, and to the extent that, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.
Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The Portfolio is subject to foreign withholding taxes with respect to income received from sources within certain foreign countries. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat its proportionate share of foreign income taxes paid by the Portfolio as paid directly by the Fund's shareholders. The Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify shareholders in writing each year that it makes the election of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Fund makes the election, each shareholder will be required to include in income its proportionate share of the amount of foreign income taxes paid by the Portfolio and will be entitled to claim either a credit (which is subject to certain limitations), or, if the shareholder itemizes deductions, a deduction for its share of the foreign income taxes in computing its federal income tax liability. No deduction will be permitted to individuals in computing their alternative minimum tax liability.

If the Portfolio or the Fund purchases shares in certain foreign investment entities, referred to as 'passive foreign investment companies,' the Fund may be subject to U.S. Federal income tax, and an additional charge in the nature of interest, on a portion of any 'excess distribution' from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

Distributions of net investment income or net long-term capital gains will have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders. Shareholders should be aware that, under applicable regulations, the Fund may be fined up to $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to any uncertified account in any year, a corresponding charge may be made against that account.

This discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxes and with respect to the applicability of state or local taxes. See 'Taxes' in the SAI.

ADDITIONAL INFORMATION

The Fund will send its shareholders annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. Shareholders will also be sent confirmations of each purchase and redemption and periodic statements reflecting all account activity, including dividends and any distributions whether reinvested in additional shares or paid in cash.

Shareholders of certain Eligible Institutions may be given the privilege to initiate transactions automatically by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company, the Branch, the Eligible Institution, the Transfer Agent or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Company and its service providers will employ reasonable procedures, including requiring investors to give a form of personal identification and tape recording of telephonic instructions, to confirm that telephonic instructions by investors are genuine; if it does not, it or the service provider may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indices, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Average, the Frank Russell Indices, the EAFE Index, the Financial Times World Stock Index and other industry publications.

The Fund may advertise 'total return'. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all Fund distributions and dividends were reinvested on the reinvestment dates and less all recurring fees during the period and assuming the redemption of such investment at the end of each period. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may be obtained by clients of an Eligible Institution by calling the Eligible Institution, while other shareholders may address their inquiries to the Transfer Agent.

TABLE OF CONTENTS


Investors for Whom the Fund is Designed..........................................................     2
Financial Highlights.............................................................................     4
Master-Feeder Structure..........................................................................     5
Investment Objective and Policies................................................................     6
Additional Investment Information and Risk Factors...............................................     7
Investment Restrictions..........................................................................    13
Management.......................................................................................    14
Shareholder Services.............................................................................    16
Expenses.........................................................................................    16
Purchase of Shares...............................................................................    16
Redemption of Shares.............................................................................    17
Exchange of Shares...............................................................................    18
Retirement Plans.................................................................................    19
Dividends and Distributions......................................................................    19
Net Asset Value..................................................................................    19
Organization.....................................................................................    20
Taxes............................................................................................    20
Additional Information...........................................................................    22


--------------------------------------------------------------------------------

INVESTMENT ADVISER                                   Union Bank of Switzerland,
                                                     New York Branch
                                                     1345 Avenue of the Americas
                                                     New York, NY 10105

ADMINISTRATOR AND DISTRIBUTOR                        Signature Broker-Dealer Services, Inc.
                                                     6 St. James Avenue
                                                     Boston, Massachusetts 02116

CUSTODIAN AND TRANSFER AGENT                         Investors Bank & Trust Company
                                                     89 South Street
                                                     Boston, Massachusetts 02111

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION MAY NOT LAWFULLY BE MADE.

['RECYCLED'LOGO]

                        UBS PRIVATE INVESTOR FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 13, 1997
                                 UBS BOND FUND
                              UBS U.S. EQUITY FUND
                         UBS INTERNATIONAL EQUITY FUND



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MARCH 13, 1997 (EACH A 'PROSPECTUS' AND COLLECTIVELY, THE 'PROSPECTUSES'), FOR THE FUNDS LISTED ABOVE, AS THEY MAY BE SUPPLEMENTED FROM TIME TO TIME. COPIES OF THE PROSPECTUSES MAY BE OBTAINED WITHOUT CHARGE FROM SIGNATURE BROKER-DEALER SERVICES, INC. AT THE ADDRESS AND PHONE NUMBER SET FORTH HEREIN.

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                     ------

GENERAL...........................................................................................    SAI-1
INVESTMENT OBJECTIVES AND POLICIES................................................................    SAI-1
INVESTMENT RESTRICTIONS...........................................................................   SAI-10
DIRECTORS AND TRUSTEES............................................................................   SAI-14
INVESTMENT ADVISER AND FUNDS SERVICES AGENT.......................................................   SAI-16
ADMINISTRATORS....................................................................................   SAI-19
DISTRIBUTOR.......................................................................................   SAI-19
CUSTODIAN.........................................................................................   SAI-20
SHAREHOLDER SERVICES..............................................................................   SAI-20
INDEPENDENT ACCOUNTANTS...........................................................................   SAI-21
EXPENSES..........................................................................................   SAI-21
PURCHASE OF SHARES................................................................................   SAI-21
REDEMPTION OF SHARES..............................................................................   SAI-22
EXCHANGE OF SHARES................................................................................   SAI-22
DIVIDENDS AND DISTRIBUTIONS.......................................................................   SAI-22
NET ASSET VALUE...................................................................................   SAI-23
PERFORMANCE DATA..................................................................................   SAI-24
PORTFOLIO TRANSACTIONS............................................................................   SAI-25
ORGANIZATION......................................................................................   SAI-26
TAXES.............................................................................................   SAI-27
ADDITIONAL INFORMATION............................................................................   SAI-29
FINANCIAL STATEMENTS..............................................................................   SAI-30

GENERAL

     UBS Private Investor Funds, Inc. (the 'Company') is an open-end management investment company organized as a series fund. The Company is currently authorized to issue shares in four series, three of which are described in this Statement of Additional Information ('SAI'). These three series (each a 'Fund' and collectively, the 'Funds') consist of: UBS Bond Fund; UBS International Equity Fund; and UBS U.S. Equity Fund. The Company, a Maryland corporation, was organized on November 16, 1995. The Company's executive offices are located at 6 St. James Avenue, Boston, Massachusetts 02116.


     This SAI describes the investment objective and policies, management and operations of each Fund to enable investors to determine if the Funds suit their investment needs. Each Fund employs a two-tier master-feeder structure. As more fully described herein, each Fund invests substantially all of its assets in a corresponding series of a separate trust having the same investment objective as that Fund. Each Trust series will in turn directly invest in securities consistent with its investment objective. See 'Master-Feeder Structure' in the Prospectus.


     UBS Investor Portfolios Trust, a master trust formed under New York law (the 'Trust'), was organized on February 9, 1996, and is an open-end management investment company. The Declaration of Trust of the Trust permits the Board of Trustees of the Trust (the 'Trustees') to issue interests in one or more subtrusts or 'series' (each a 'Portfolio' and collectively, the 'Portfolios'). To date, the Trust has established three Portfolios: UBS Bond Portfolio; UBS U.S. Equity Portfolio; and UBS International Equity Portfolio. UBS Bond Fund invests in UBS Bond Portfolio; UBS U.S. Equity Fund invests in UBS U.S. Equity Portfolio; and UBS International Equity Fund invests in UBS International Equity Portfolio. Where appropriate, references to a Fund refer to that Fund acting through its corresponding Portfolio.

     This SAI provides additional information with respect to each Fund, and should be read in conjunction with that Fund's current Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES


     UBS BOND FUND (the 'Bond Fund') is designed for investors seeking a higher total return from a portfolio of debt securities issued by foreign and domestic companies than that generally available from a portfolio of short-term obligations in exchange for some risk of capital. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in UBS Bond Portfolio (the 'Bond Portfolio'), a series of the Trust having the same investment objective as the Bond Fund. The Bond Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities described in the Prospectus and this SAI.


     UBS U.S. EQUITY FUND (the 'U.S. Equity Fund') is designed for investors seeking long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. The U.S. Equity Fund attempts to achieve its investment objective by investing all of its investable assets in UBS U.S. Equity Portfolio (the 'U.S. Equity Portfolio'), a series of the Trust having the same investment objective as the U.S. Equity Fund.

     Under normal circumstances, at least 80% of the U.S. Equity Portfolio's assets will be invested in income-producing domestic equity securities, including dividend-paying common stocks and securities that are convertible into common stocks. The U.S. Equity Portfolio's primary investments are the common stocks of established, high-quality U.S. corporations.

                                     SAI-1

     UBS INTERNATIONAL EQUITY FUND (the 'International Equity Fund') is designed for investors who want to participate in the risks and returns associated with investing in equity securities issued by foreign corporations. The International Equity Fund attempts to achieve its investment objective by investing all its investable assets in UBS International Equity Portfolio (the 'International Equity Portfolio'), a series of the Trust having the same investment objective as the International Equity Fund.

     The   International  Equity  Portfolio  seeks  to  achieve  its  investment
objective  by  investing   primarily  in  the   equity  securities  of   foreign
corporations, consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. Under normal circumstances, the International Equity Portfolio expects to invest at least 65% of its total assets in such securities. It does not intend to invest in U.S. securities (other than short-term instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

MONEY MARKET INSTRUMENTS

     As discussed in the Prospectus, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased appears below. See 'Quality and Diversification Requirements'.

     U.S. TREASURY SECURITIES. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury Bills, Notes and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the 'full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and the obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank.

     BANK OBLIGATIONS. Each Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets (the 'Asset Limitation') and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the International Equity Fund. See 'Foreign Investments'. No Fund will invest in obligations for which the Adviser, defined below (or the Sub-Adviser, defined below, in the case of the International Equity Fund), or any of its affiliated persons, is the ultimate obligor or accepting bank. Each Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

                                     SAI-2

     COMMERCIAL PAPER. Each Fund may invest in commercial paper, including Master Demand obligations. Master Demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master Demand obligations are governed by agreements between the issuer and Union Bank of Switzerland (the 'Bank'), New York Branch (the 'Branch' or the 'Adviser'), and in the case of the International Equity Fund, UBS International Investment London Limited ('UBSII' or the 'Sub-Adviser') acting as agent, for no additional fee, in its capacity as investment adviser* to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser*, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser*, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Because these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on Master Demand obligations is subject to change. Repayment of a Master Demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Adviser*. Because Master Demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser* to have a credit quality which satisfies a Portfolio's quality restrictions. See 'Quality and Diversification Requirements'. Although there is no secondary market for Master Demand obligations, such obligations are considered to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in Master Demand obligations.

     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of proceeds upon disposition of the collateral by the Portfolio may be delayed or limited.

------------
     * Unless otherwise noted, references to the Adviser in the context of the International Equity Portfolio refer to the Adviser and/or the Sub-Adviser, as appropriate.

     * Unless otherwise noted, references to the Adviser in the context of the International Equity Portfolio refer to the Adviser and/or the Sub-Adviser, as appropriate.

                                     SAI-3

CORPORATE BONDS AND OTHER DEBT SECURITIES

     Each Portfolio, with the exception of the Bond Portfolio, may invest in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this SAI.

     As discussed in the Prospectus, the Bond Portfolio may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. A description of these investments appears in the Prospectus and below. See 'Quality and Diversification Requirements'. For information on short-term investments in these securities, see 'Money Market Instruments'.

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by or payable from, a stream of payments generated by particular assets such as mortgages, motor vehicles or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. These risks include the prepayment of the debtor's obligation and the creditor's limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

EQUITY INVESTMENTS

     As discussed in the Prospectus, the U.S. Equity and International Equity Portfolios invest primarily in equity securities consisting of common stocks and other securities with equity characteristics. The securities in which these Portfolios invest include those listed on domestic and foreign securities exchanges or traded on over-the-counter markets as well as certain restricted or unlisted securities. A discussion of the various types of equity investments that may be purchased by these Portfolios appears in the Prospectus and below. See 'Quality and Diversification Requirements'.

     EQUITY SECURITIES. The common stocks in which these Portfolios may invest include the common stocks of any class or series of corporations or any similar equity interests such as trust or partnership interests. The Portfolios' equity investments include preferred stocks, warrants, rights and convertible securities. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     The convertible securities in which the Portfolios may invest include debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holders' claims on assets

                                     SAI-4
and earnings are subordinated to the claims of all creditors, but are senior to the claims of common stockholders.

FOREIGN INVESTMENTS


     The   International  Equity  Portfolio  makes  substantial  investments  in companies based in foreign countries. The Bond Portfolio may also invest in certain foreign securities. The Bond Portfolio does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign issuers. Foreign investments may be made directly in the securities of foreign issuers or in the form of American Depositary Receipts ('ADRs'), Global Depositary Receipts ('GDRs') or European Depositary Receipts ('EDRs'). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.


     Because investments in foreign securities may involve foreign currencies, the value of the International Equity and Bond Portfolios' assets as measured in U.S. dollars may be affected, favorably or unfavorably, by changes in currency rates and in exchange control regulations, including currency blockage. The Bond and International Equity Portfolios may enter into foreign currency exchange transactions in connection with the settlement of foreign securities transactions or to manage their currency exposure related to foreign investments. The Portfolios will not enter into such transactions for speculative purposes. For a description of the risks associated with investing in foreign securities, see 'Additional Investment Information and Risk Factors' in the Prospectus.

ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value of such securities each day in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other high-grade, liquid securities, in an amount at least equal to the value of such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of that Portfolio's total assets, less liabilities (excluding the obligations created by when-issued commitments).

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that entity's investment objectives and restrictions and are permitted under the Investment Company Act of 1940, as amended (the '1940 Act'). The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and

                                     SAI-5

(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided, however, that a Fund may invest all of its investable assets in an open-end investment company having the same investment objective as that Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, reverse repurchase agreements are considered borrowings by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Portfolios will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the repurchase agreement. The Portfolios will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the term of the reverse repurchase agreement. The limitations on each Portfolio's use of reverse repurchase agreements are discussed under 'Investment Restrictions' below. Each Portfolio will establish and maintain with the Custodian a separate account with a portfolio of securities in an amount at least equal to its obligations under its reverse repurchase agreements.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Bond Portfolio may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with its Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

     SECURITIES LENDING. Each Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally three business days after notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolios may pay reasonable finder's and custodial fees in connection with a loan. In addition, the Portfolios will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolios will not make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee, or affiliate or placement agent of the Company, the Trust, or to the Adviser, Sub-Adviser, Administrator or Distributor or any affiliate thereof, unless otherwise permitted by applicable law.

     PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

                                     SAI-6

     As to illiquid investments, a Portfolio is subject to a risk that it might not be able to sell such securities at a price that the Portfolio deems respective of their value. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the 'Securities Act'), before it may be resold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time the Portfolio decides to sell and the time the Portfolio is permitted to sell under an effective registration statement. If, during such a period, adverse market conditions develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. When the Portfolios value these securities, they will take into account the illiquid nature of these instruments.

QUALITY AND DIVERSIFICATION REQUIREMENTS

     Each Portfolio intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the Portfolio's assets are subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the 25% of a Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline. See 'Investment Restrictions'.

     BOND PORTFOLIO. The Bond Portfolio invests principally in a diversified portfolio of 'high grade' and 'investment grade' securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ('Moody's'), currently Aaa, Aa, A and Baa, or of Standard & Poor's Corporation ('Standard & Poor's'), currently AAA, AA, A and BBB. High grade debt is rated, on the date of the investment, within the two highest categories of the above ratings. The Bond Portfolio may also invest up to 5% of its total assets in securities which are 'below investment grade'. Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Portfolio may invest in debt securities that are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion.

     U.S. EQUITY AND INTERNATIONAL EQUITY PORTFOLIOS. The U.S. Equity and International Equity Portfolios may invest in convertible debt securities for which there are no specific quality requirements. In addition, at the time the Portfolios invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's* opinion. At the time the Portfolios invest in any other short-term debt securities, they must

------------
     * Unless otherwise noted, references to the Adviser in the context of the International Equity Portfolio refer to the Adviser and/or the Sub-Adviser, as appropriate.

                                     SAI-7
be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining whether a particular unrated security is a suitable investment, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OVER-THE-COUNTER OPTIONS. All options purchased or sold by the Portfolios will be exchange traded or will be purchased or sold by securities dealers ('over-the-counter' or 'OTC options') that meet creditworthiness standards approved by the Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In OTC options, the Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. To the extent that a Portfolio may trade in foreign options, such options may be effected through local clearing organizations.


     The staff of the Securities and Exchange Commission (the 'SEC') has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios are permitted to enter into futures and options transactions and may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to deliver at a future date a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or financial instrument. Currently, futures contracts are available on various types of fixed-income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indices of fixed income and equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of 'variation' margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on futures contracts and on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder. To the extent a Portfolio may trade in futures and options therein involving

                                     SAI-8
foreign securities, such transactions may be effected according to local regulations and business customs.

     COMBINED POSITIONS. The Portfolios may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may write a call option at one strike price and buy a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not exactly match a Portfolio's current or anticipated investments. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. See 'Exchange Traded and Over-the-Counter Options' above for a discussion of the liquidity of options not traded on an exchange.

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with

                                     SAI-9
respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold and will be considered illiquid securities while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

INVESTMENT RESTRICTIONS

     The Funds have adopted the following fundamental and non-fundamental investment restrictions (as defined and distinguished below); to the extent that a fundamental policy and non-fundamental policy apply to a given investment activity or strategy, the more restrictive policy shall govern.

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions below have been adopted by the Company's Board of Directors (the 'Board' or the 'Directors') with respect to each Fund and by the Trustees for each corresponding Portfolio. Except where otherwise noted, these investment restrictions are 'fundamental' policies which, under the 1940 Act, may not be changed without the 'vote of a majority of the outstanding voting securities' of the Fund or the Portfolio, as applicable, to which they relate. The 'vote of a majority of the outstanding voting securities' under the 1940 Act is the lesser of (a) 67% or more of the voting securities present at a shareholders' meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Except as described below, whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Company will hold a meeting of that Fund's shareholders and the Company will cast that Fund's votes in the Portfolio in proportion to the votes cast by that Fund's shareholders. However, subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to its corresponding Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Fund.

     The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include that Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include the corresponding Fund unless the context requires otherwise. As a matter of fundamental policy, each Fund and Portfolio may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of its total assets (including the amount borrowed), less liabilities (not including the amounts borrowed), or mortgage, pledge, or hypothecate any assets, except in connection with any permitted borrowing or reverse repurchase agreements (see Investment Restriction No. 7). It will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its net assets; provided, however, that it may increase its interest in an open-end management investment company with the same investment objective and restrictions while such borrowings are outstanding and provided further that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests and is not

                                     SAI-10
      for investment purposes. Collateral arrangements for premium and margin payments in connection with its hedging activities are not deemed to be a pledge of assets;

2. Purchase the securities of an issuer if, immediately after such purchase, it owns more than 10% of the outstanding voting securities of such issuer; provided, however, that a Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions. This limitation also shall not apply to investments of up to 25% of its total assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations of any one such issuer; provided, however, that a Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to investments of up to 25% of its total assets;

4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of its total assets; provided, however, that a Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or by entering into repurchase agreements or loans of portfolio securities;

6. Purchase or sell real estate, commodities or commodities contracts or options thereon (except for its interest in hedging and certain other activities as described under 'Investment Objective(s) and Policies'), interests in oil, gas, or mineral exploration or development programs (including limited partnerships). In addition, neither the U.S. Equity Portfolio nor the International Equity Portfolio may purchase or sell real estate mortgage loans. The Bond Portfolio, however, may purchase debt obligations secured by interests in real estate or issued by companies that invest in real estate or interests therein including real estate investment trusts ('REITs'); and the International Equity Portfolio and the U.S. Equity Portfolio may purchase the equity securities or commercial paper issued by companies that invest in real estate or interests therein, including REITs;

7. Issue any senior security, except as appropriate to evidence indebtedness that it is permitted to incur pursuant to Investment Restriction No. 1 and except that it may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets (including the amounts borrowed), less liabilities (excluding obligations created by such borrowings and reverse repurchase agreements). Hedging activities as described in 'Investment Objective(s) and Policies' shall not be considered senior securities for purposes hereof; or

8.    Act as an underwriter of securities.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS -- ALL FUNDS. The investment restrictions described below are non-fundamental policies of each Fund and its corresponding Portfolio, and may be changed by their respective Directors and Trustees without shareholder approval. These non-fundamental investment policies provide that neither a Fund nor a Portfolio may:


 1. borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its assets;

                                     SAI-11

 2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

 3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

 4. sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund has no current intention to engage in short selling.);

 5.    invest for the purpose of exercising control or management;

 6. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless (1) the Fund's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with that investment;

 7. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

 8. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

 9. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under Section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized

                                     SAI-12
       statistical   rating  agency  and  the  Fund's  Board  of  Directors  has determined that the commercial paper is of equivalent quality and is liquid;

10. invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons own beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

11. invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

12. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

13. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and (d) such activities are permitted by Regulation
       4.5 under the Commodity Exchange Act; and

14. distribute securities that are not readily marketable to residents of the State of Arizona when effecting redemptions in kind.

     ALL FUNDS. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

                                     SAI-13

DIRECTORS AND TRUSTEES

DIRECTORS


     The Company's Board consists of three directors. The same persons who are the Company's Directors are also the Trust's Trustees. The Company's Board is responsible for the overall management of the Fund, including the general supervision and review of its investment activities. The Company's Board, in turn, elects the officers of the Company. Similarly, the Trustees, as such, are responsible for the overall management of the Trust, including the general supervision and review of its investment activities. The officers of the Company hold similar positions with the Trust with substantially the same responsibilities. The addresses and principal occupations of the Company's Director's and officers and the Trust's Trustees and officers are listed below. As of February 28, 1997 the Directors and officers of the Company owned of record, as a group, less than 1% of the outstanding shares of the Company. None of the Trustees or Directors or officers receives compensation from the Company or the Trust exceeding $60,000 per fiscal year. Every Director who is an 'Interested Person' (within the meaning of the 1940 Act) of the Company is also an 'Interested Person' of the Trust. Similarly, every Director who is not an 'Interested Person' of the Company is not an 'Interested Person' of the Trust.



                                         POSITION
                                         WITH THE
       NAME, ADDRESS AND AGE             COMPANY        PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
------------------------------------   ------------  -------------------------------------------------------
Dr. HansPeter Lochmeier*               Chairman of   UBS  Investor Portfolios  Trust (mutual  fund), Trustee
1345 Avenue of the Americas            the Board     (February  1996-Present);  Union  Bank  of  Switzerland
New York, NY 10105                                   (Investment Services Department), Division Head.
Age: 55
Timothy M. Spicer, CPA                 Director      UBS   Investor  Portfolios   Trust,  Trustee  (February
1345 Avenue of the Americas                          1996-Present); Ensemble  Information Systems  (software
New York, NY 10105                                   and   electronic  information   provider),  Co-Founder,
Age: 47                                              Chairman of  the  Board  and  Chief  Executive  Officer
                                                     (1990-Present);  Amanda Venture Investors  (AVI) (a San
                                                     Francisco based venture capital firm), Managing Partner
                                                     (1995-Present);  CoreLink  Resources  (provides  mutual
                                                     fund related services to small and medium sized banks),
                                                     Director   (1993-1996);   PM   Squared   (health   care
                                                     information service company), Director  (1996-Present);
                                                     Arcxel  Technologies (fibre-channel  company), Director
                                                     (1996-Present); Smith & Hawken (mail order supplier  of
                                                     gardening  tools  and  clothing),  Director  and  Chief
                                                     Financial   Officer   (1990-1992);   Concord    Holding
                                                     Corporation  (provides distribution  and administrative
                                                     services to mutual funds), Director (1989-1995); active
                                                     in civic/charitable organizations in the San  Francisco
                                                     Bay  area, including Pacific Swimming, Big Brothers/Big
                                                     Sisters and United Way.


                                     SAI-14

                                         POSITION
                                         WITH THE
       NAME, ADDRESS AND AGE             COMPANY        PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
------------------------------------   ------------  -------------------------------------------------------
Peter Lawson-Johnston                  Director      UBS  Investor  Portfolios   Trust,  Trustee   (February
1345 Avenue of the Americas                          1996-Present);  Zemex Corporation (mining), Chairman of
New York, NY 10105                                   the Board  and  Director  (1990-Present);  McGraw-Hill,
Age: 70                                              Inc.  (publishing),  Director  (1990-Present); National
                                                     Review,  Inc.  (publishing),  Director  (1990-Present);
                                                     Guggenheim  Brothers  (real estate  --  venture capital
                                                     partnership), Senior  Partner (1990-Present);  Elgerbar
                                                     Corporation  (holding company),  President and Director
                                                     (1990-Present); The  Solomon R.  Guggenheim  Foundation
                                                     (operates  the Guggenheim  Museums in New  York and the
                                                     Peggy  Guggenheim   Collection   in   Venice,   Italy),
                                                     President (1990-1995),  Chairman  and   Trustee  (1995-
                                                     Present);   The   Harry  Frank  Guggenheim   Foundation
                                                     (charitable organization),  Chairman of  the Board  and
                                                     Trustee (1990-Present).
James E. Hoolahan                      President     UBS Investor Portfolios Trust, Vice President (November
437 Madison Avenue                                   1996-Present);   Signature   Financial   Group,  Inc.**
New York, NY 10022                                   (provides distribution and  administrative services  to
Age: 49                                              mutual funds), Senior Vice President (1990-Present).
John R. Elder, CPA                     Treasurer     UBS  Investor  Portfolios  Trust,  Treasurer  (February
6 St. James Avenue                                   1996-Present); Signature Financial Group, Inc.**,  Vice
Boston, MA 02116                                     President  (April  1995-  Present);  Phoenix  Home Life
Age:   48                                            Mutual  Insurance  Company  (mutual  funds   division),
                                                     Treasurer (1983-1995).
Molly S. Mugler, Esq.                  Secretary     UBS  Investor  Portfolios  Trust,  Secretary  (November
6 St. James Avenue                                   1996-Present); Signature Financial Group, Inc.**,  Vice
Boston, MA 02116                                     President and Senior Legal Counsel (1988-Present).
Age: 45


------------------------------------
      * 'Interested Person' within the meaning of the 1940 Act.
     **   Signature  Broker-Dealer  Services,   Inc.,  the  Company's  principal
underwriter and administrator, is a wholly owned subsidiary of Signature Financial Group, Inc.

                                     SAI-15

                               COMPENSATION TABLE



                                                      PENSION OR                            TOTAL COMPENSATION
                                   AGGREGATE      RETIREMENT BENEFITS       ESTIMATED        FROM COMPANY AND
                                  COMPENSATION    ACCRUED AS PART OF     ANNUAL BENEFITS    FUND COMPLEX* PAID
   NAME OF PERSON, POSITION       FROM COMPANY       FUND EXPENSES       UPON RETIREMENT       TO DIRECTORS
-------------------------------   ------------    -------------------    ---------------    ------------------

Dr. Lochmeier                             0                0                    0                       0
Director
Mr. Spicer                           $9,000                0                    0                $ 21,000
Director
Mr. Lawson-Johnston                  $9,000                0                    0                $ 21,000
Director



------------------------------------
     *The  Fund  Complex consists  of the  Company  and UBS  Investor Portfolios
Trust.



     As of February 28, 1997, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:


          UBS U.S. Equity Fund -- Union Bank of Switzerland, 1345 Avenue of the Americas, New York, NY 10105 (61.4%); C.E. Exley and S.Y. Exley Tr., u/a/d 8/2/93 C.E. Exley Trust, 2350 Kettering Tower, Dayton, OH 45423 (13.2%).

          UBS  Bond  Fund  -- Union  Bank  of  Switzerland, 1345  Avenue  of the
     Americas,  New  York,  NY  10105  (88.7%);  Greenco,  213  Market   Street,
     Harrisburg, PA 17101 (6.9%)

         UBS International Equity Fund -- Archstone Foundation, 401 E. Ocean Blvd., Suite 206, Long Beach, CA 90802 (44.7%); Union Bank of Switzerland, 1345 Avenue of the Americas, New York, NY 10105 (40.7%).

     The Company has no knowledge of any other owners of record of 5% or more of the outstanding shares of a Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of other investors in the Fund.

INVESTMENT ADVISER AND FUNDS SERVICES AGENT

     Pursuant to Investment Advisory Agreements between the Trust and Union Bank of Switzerland, New York Branch, the Branch serves as the Portfolios' investment adviser. Pursuant to a Sub-Advisory Agreement between the Branch and UBS International Investment London Limited, UBSII serves as the sub-adviser to the International Equity Portfolio. The Branch, which operates out of offices located at 299 Park Avenue, New York, New York, is licensed by the Superintendent of Banks of the State of New York under the banking laws of the State of New York and is subject to state and federal banking laws and regulations applicable to a foreign bank that operates a state licensed branch in the United States. UBSII is a wholly-owned direct subsidiary of UBS Asset Management London Limited, which is a direct subsidiary of UBS UK Holding Limited, which is in turn a wholly-owned direct subsidiary of the Bank. UBSII was organized under the laws of the United Kingdom on June 19, 1986. (The Adviser and the Sub-Adviser are collectively referred to as the 'Advisers'.) Subject to the supervision of the Trustees, the Adviser, and in the case of the International Equity Portfolio, UBSII, makes the Portfolios' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments and provides certain administrative services.

     The investment advisory services provided by the Advisers to the Portfolios are not exclusive under the terms of the advisory agreements. The Advisers are free to and do render similar investment advisory services to others. The
Advisers serve as investment advisers to personal investors and act as fiduciaries for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisers serve as trustees. The accounts managed or advised by the Advisers have

                                     SAI-16
varying investment objectives and the Advisers invest assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisers (or their affiliates) who may also be acting in similar capacities for the Portfolios. See 'Portfolio Transactions'.


     The Bank has branches, agencies, representative offices and subsidiaries in Switzerland and in more than 40 cities outside Switzerland, including, in the United States, New York City, Houston, Los Angeles and San Francisco. In addition to the receipt of deposits and the making of loans and advances, the Bank, through its offices and subsidiaries (including UBSII) engages in a wide range of banking and financial activities typical of the world's major international banks, including fiduciary, investment advisory and custodial services and foreign exchange in the United States, Swiss, Asian and Euro-capital markets. The Bank is one of the world's leading asset managers and has been active in New York City since 1946. At December 31, 1996, the Bank (including its consolidated subsidiaries) had total assets of $326.7 billion and equity capital and reserves of $17.1 billion.


     BOND FUND. The Adviser's fixed income analysts have extensive experience in selecting bonds and monitoring their performance. These analysts review the creditworthiness of individual issuers as well as the broad economic trends likely to affect the bond markets.

     U.S. EQUITY FUND. While many investment advisers evaluate companies primarily on their earnings and their price/earnings ratio, the Adviser uses a different investment approach. The Adviser believes that dividend yields, rather than earnings, are the best indicators of future performance. Consequently, the Adviser will select attractively priced stocks with high dividends. In addition, the Adviser's analysts often meet with company managers, often contact a company's suppliers, review the business operations and financial statements of companies and try to 'get behind' the numbers to gain a true sense of a company's value.

     INTERNATIONAL EQUITY FUND. The Sub-Adviser's analysts have extensive experience in managing international portfolios. These analysts track the performance of more than 1,600 companies around the world, and pay particular attention to the energy, life sciences, technology and financial industries.

     The Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


     The prospectus for each of the Funds contain a description of fees payable to the Adviser. For the period from April 2, 1996 (commencement of operations)
to December 31, 1996, the Bond Portfolio, U.S. Equity Portfolio and International Equity Portfolio paid investment advisory fees equal to $0, $0 and $13,839, respectively.



         The Branch has voluntarily agreed to waive its fees and reimburse each Fund and its corresponding Portfolio for their respective operating expenses to the extent that the operating expenses (excluding extraordinary items) of the Bond Fund, U.S. Equity Fund and the International Equity Fund exceed, on an annual basis, 0.80%, 0.90% and 0.95%, respectively, of such Fund's average daily net assets. The Branch may modify or discontinue this expense limitation at any time in the future with 30 days' prior notice to the affected Fund. See 'Expenses'. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS reimbursed the Bond Fund, U.S. Equity Fund and
International Equity Fund for expenses totaling $80,050, $93,511 and $52,899, respectively.



     Pursuant   to  the  Sub-Advisory  Agreement,  the  Sub-Adviser,  under  the supervision of the Trustees and the Adviser, makes the day-to-day investment decisions for the International Equity Portfolio. Under the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a fee, calculated daily and payable monthly, equal on an annual basis to 0.75% of the International Equity Portfolio's first $20 million of average net assets, 0.50% of the next $30 million of average net assets, and 0.40% of average net assets in excess of $50 million. The Adviser is solely responsible for paying this fee to the Sub-Adviser. For the


                                     SAI-17
period from April 2, 1996 to December 31, 1996, the Adviser paid $154,659 to the Sub-Adviser on behalf of the International Equity Portfolio.


     The Investment Advisory Agreements and Sub-Advisory Agreement will each continue in effect until February 1998, and thereafter will be subject to annual approval by the Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio, provided that in either case the continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and Sub-Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding shares on 60 days' written notice to the Adviser or Sub-Adviser as applicable. Whenever a Fund, as a shareholder of a Portfolio, is required by the 1940 Act to vote its Portfolio interest, the Company will hold a meeting of that Fund's shareholders and will vote its Portfolio interests proportionately as instructed by that Fund's shareholders. See 'Organization'. Each Investment Advisory Agreement and Sub-Advisory Agreement is also terminable by the Adviser or Sub-Adviser, as applicable, on 60 days' written notice to the Trust. See 'Additional Information'.


     In addition to the above noted investment advisory services, the Adviser (but not the Sub-Adviser) also provides certain administrative services to the Funds and the Portfolios and, subject to the supervision of the Board of Trustees, as applicable, is responsible for: establishing performance standards for the Funds' and Portfolios' third-party service providers and overseeing and evaluating the performance of such entities; providing and presenting quarterly management reports to the Directors and the Trustees; supervising the preparation of reports for Fund and Portfolio shareholders; and establishing voluntary expense limitations for the Fund and providing any resultant expense reimbursement to the Fund.


     These administrative services are provided to the Portfolios by the Adviser pursuant to the above discussed Investment Advisory Agreements. However, these administrative services are provided to the Funds pursuant to a Funds Services Agreement between the Adviser and the Company. The Adviser is not entitled to a fee from the Company or the Funds under the terms of the Funds Services Agreement.

     The Glass-Steagall Act and other applicable laws generally prohibit banks, such as Union Bank of Switzerland, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Company. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment adviser or custodian to such an investment company. The Advisers believe that they may perform the services for the Portfolios and the Funds contemplated by the Investment Advisory, Sub-Advisory and Funds Services Agreements without violating the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent these entities from continuing to perform such services.

     If the Adviser or Sub-Adviser were prohibited from providing these services to the Funds or the Portfolios, it is expected that the Directors and Trustees, as applicable, would

                                     SAI-18
recommend to shareholders that they approve new agreements with other qualified service providers.

ADMINISTRATORS

     Under Administrative Services Agreements with the Company and the Trust, Signature Broker-Dealer Services, Inc. ('Signature') and Signature Financial Group (Grand Cayman) Limited ('Signature-Cayman') serve as the Administrators of the Funds and the Portfolios, respectively (in such capacities, the 'Administrators'). In these capacities, Signature and Signature-Cayman administer all aspects of their day-to-day operations subject to the supervision of the Directors and the Trustees, as applicable, except as set forth under the sections captioned 'Investment Adviser and Funds Services Agent', 'Distributor', 'Custodian' and 'Shareholder Services'. The Administrators (i) furnish general office facilities and ordinary clerical and related services for day-to-day operations, including record-keeping responsibilities; (ii) take responsibility for complying with all applicable federal and state securities and other regulatory requirements including, without limitation, preparing, mailing and filing (but not paying for) registration statements, prospectuses, statements of additional information, proxy statements and all required reports to the Funds' and Portfolios' shareholders, the SEC, and state securities commissions; and
(iii) perform such administrative and managerial oversight of the activities of the Funds' and Portfolios' custodian, transfer agent and other agents or independent contractors as the Directors and Trustees, respectively, may direct from time to time. Signature is also responsible for monitoring the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').


     The prospectus for each Fund contains a description of fees payable to the Administrator pursuant to the Company's Administrative Services Agreements with each Fund. For the period from April 2, 1996 to December 31, 1996, the Bond Fund, U.S. Equity Fund and International Equity Fund paid $1,526, $2,593 and $4,131 in administrative fees, respectively.



     Under the Trust's Administrative Services Agreement, each Portfolio has agreed to pay Signature-Cayman a fee, calculated daily and payable monthly, equal on an annual basis to 0.05% of its average net assets. For the period from April 2, 1996 to December 31, 1996 the Bond Portfolio, U.S. Equity Portfolio and International Equity Portfolio paid to Signature-Cayman $14,594, $7,036 and $11,712 in administrative fees, respectively.


     The Administrative Services Agreements may be renewed or amended by the Directors or Trustees, as applicable, without shareholder vote. The Administrative Services Agreements are terminable at any time without penalty by a vote of a majority of the Directors or Trustees, as applicable, on not less than 60 days' written notice to the other party. The Administrators may subcontract for the performance of their obligations under the Administrative Services Agreements with the prior written consent of the Directors or Trustees, as applicable. If an Administrator subcontracts all or a portion of its duties to another party, that Administrator shall be fully responsible for the acts and omissions of any such subcontractor(s) as it would be for its own acts or omissions.

DISTRIBUTOR

     Signature also serves as the exclusive distributor of the shares of each Fund and holds itself available to receive purchase orders for such shares (in this capacity, the 'Distributor'). The Distributor has been granted the right, as each Fund's agent, to solicit and accept orders for the purchase of Fund shares in accordance with the terms of the Distribution Agreement between the Company, on behalf of each Fund, and the Distributor. The Distribution Agreement shall continue in effect with respect to each Fund until February 1997, and thereafter will be subject to annual approval (i) by a vote of the holders of a majority of each Fund's outstanding voting securities or by the Directors and
(ii) by a vote of a majority of the

                                     SAI-19

Directors who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of the Company cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time, without penalty, by a vote of a majority of the Directors, a vote of a majority of such Directors who are not 'interested persons' of the Company or by a vote of the holders of a majority of the Fund's outstanding shares, in any case on not more than 60 days' written notice to the other party. The Distributor does not receive a fee pursuant to the terms of the Distribution Agreement. The principal offices of the Distributor are located at 6 St. James Avenue, Boston, Massachusetts 02116.

CUSTODIAN

     Investors Bank & Trust Company ('IBT' or the 'Custodian'), whose principal offices are located at 89 South Street, Boston, Massachusetts 02111, serves as the custodian and transfer and dividend disbursing agent for the Funds and the Portfolios. Pursuant to the Custodian Agreements with the Trust, on behalf of each Portfolio, and the Company, on behalf of each Fund, the Custodian is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. As transfer agent and dividend disbursing agent, the Custodian is responsible for maintaining account records detailing the ownership of Portfolio and Fund interests and for crediting income, capital gains and other changes in share ownership to investors' accounts. The Custodian will perform its duties as the Portfolios' transfer agent and dividend disbursing agent from its offices located at 1 First Canadian Place, Suite 2800, Toronto, Ontario M5X1C8, while its duties as the Funds' transfer agent and dividend disbursing agent will be performed at its offices located at 89 South Street, Boston, Massachusetts 02111. Each Fund and Portfolio is responsible for its proportionate share of the Company's and Trust's, as applicable, transfer agency, custodial and dividend disbursement fees.

SHAREHOLDER SERVICES

         The Company has entered into a shareholder servicing agreement with the Branch, and may enter into additional shareholder servicing agreements with one or more financial institutions (together with the Branch, 'Eligible Institutions') such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or broker-dealer. Pursuant to each shareholder servicing agreement, an Eligible Institution, as agent for its customers who are purchasing shares of the Fund, will perform shareholder services for these investors, which include performing shareholder account administrative and servicing functions, such as answering inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be made and certain other matters pertaining to each Fund, assisting customers in designating and changing dividend options, account designations and addresses, providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' Distributor and transfer agent, assisting investors seeking to purchase or redeem Fund shares, arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares, verifying purchase and redemption orders, transfers among and changes in accounts and providing other related services. In return for these services, each Fund has agreed to pay each Eligible Institution a fee equal on an annual basis to 0.25% of the average daily net assets of such Fund represented by shares of the Fund owned during the period for which payment is being made by customers of the Eligible Institution. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the shareholder service fee for the Bond Fund, U.S. Equity Fund and International Equity Fund amounted to $7,632, $12,965 and $20,658, respectively, all of which were waived.

     As discussed under 'Investment Adviser and Shareholder Servicing Agent', the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of the Branch under the Shareholder Servicing Agreement, the

                                     SAI-20

Investment Advisory Agreement and the Funds Services Agreement and UBSII under the Sub-Advisory Agreement, may raise issues under these laws. However, the Branch and UBSII believe that they may properly perform these services and the other activities described herein and in the Prospectuses without violating the Glass-Steagall Act or other applicable banking laws or regulations.

     If the Branch or UBSII were prohibited from providing their respective services under the above noted agreements, the Directors and Trustees, as applicable, would seek an alternative provider of such services. In such an event, changes in the operation of the Funds or the Portfolios might occur and shareholders might not receive the same level of service previously provided by the Branch and UBSII.

INDEPENDENT ACCOUNTANTS

     The Company's and the Trust's independent accounting firm is Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. The U.S. firm of Price Waterhouse is a Registered Limited Liability Partnership (LLP) under the laws of the State of Delaware and, from August 1, 1994, will continue its practice under the name Price Waterhouse LLP. Price Waterhouse LLP will conduct an annual audit of the financial statements of each Fund and Portfolio, assist in the review and filing of the federal and state income tax returns of the Funds and Portfolios and consult with the Funds and Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

     Each  Fund  and  Portfolio  is  responsible  for  the  fees  and   expenses
attributable to it. Each Fund will bear its proportionate share of the expenses in its corresponding Portfolio.


     For additional information regarding waivers or expense subsidies, see 'Management' in the Prospectus. The Branch has voluntarily agreed to limit the total operating expenses of each Fund (including each Fund's proportionate share of the expenses incurred by its corresponding Portfolio), excluding ordinary expenses, as set forth in each Fund's Prospectus under the caption 'Expenses'. The Branch may modify or discontinue this fee waiver and expense limitation at any time in the future with 30 days' prior notice to the affected Fund.


PURCHASE OF SHARES

     Investors may purchase Fund shares as described in each Prospectus under 'Purchase of Shares.' Fund shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of a purchase order.

     The minimum investment requirements for certain retirement plans such as Individual Retirement Accounts ('IRAs'), Self-Employed Retirement Plans ('SERPs'), 401(k) Plans and other tax-deferred plans are $2,000. The minimum investment requirement for all subsequent investments is $500. The minimum investment requirement for accounts established for the benefit of minors under the 'Uniform Gift to Minor's Act' is $5,000. The minimum investment requirement for all subsequent investments is $1,000. The minimum investment requirement for employees of the Bank and its affiliates is $5,000. The minimum subsequent investment is $1,000. These minimum investment requirements may be waived at the Fund's discretion.

     In addition, the minimum investment requirements may be met by aggregating the investments of related shareholders. A 'related shareholder' is limited to an immediate family member, including mother, father, spouse, child, brother, sister and grandparent and includes step and adoptive relationships.

                                     SAI-21

     Each Fund may, at its own option, accept securities in payment for shares. The securities tendered are valued by the methods described in 'Net Asset Value' as of the day the Fund shares are purchased. This is a taxable transaction to the investor. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisers, appropriate investments for the Portfolio corresponding to that Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the relevant Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the corresponding Portfolio); (iii) be liquid securities that are not restricted as to transfer either by law or by market liquidity; and (iv) have a value that is readily ascertainable, as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTION OF SHARES

     Investors may redeem shares of each Fund as described in the Prospectus under 'Redemption of Shares'.

     If the Directors and Trustees determine that it would be detrimental to the best interest of the remaining shareholders of a Fund or Portfolio to effect redemptions wholly or partly in cash, payment of the redemption price may be made in whole or in part by an in-kind distribution of securities from the Portfolio, in lieu of cash, in conformity with the applicable rules of the SEC. If shares are redeemed in-kind, the redeeming shareholder might incur transaction costs in converting the securities into cash. The methods of valuing portfolio securities distributed to a shareholder are described under 'Net Asset Value', and such valuations will be made as of the same time the redemption price is determined.

     FURTHER REDEMPTION INFORMATION. The right of redemption may be suspended or the date of payment postponed, in the case of the Company and the Trust: (i) during periods when the New York Stock Exchange (the 'NYSE') is closed for other than weekends and holidays or when trading on the NYSE is suspended or restricted; (ii) during periods in which an emergency exists, as determined by the SEC, which causes disposal by a Portfolio of, or evaluation of the net asset value of, its securities to be unreasonable or impracticable; or (iii) for such other periods as the 1940 Act or the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange Fund shares for shares of any other series of the Company as described under 'Exchange of Shares' in the prospectuses. Investors considering an exchange of Fund shares for shares of another Company series should read the prospectus of the series into which the transfer is being made prior to such exchange (see the section regarding purchase of shares in the appropriate Prospectus). Requests for exchange are made in the same manner as requests for redemptions (see the section regarding redemption of shares in the appropriate Prospectus). Shares of the acquired series are purchased for settlement when the proceeds from redemption become available. Certain state securities laws may restrict the availability of the exchange privilege. The
Company reserves the right to discontinue, alter or limit this exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund will declare and pay dividends and distributions as described under 'Dividends and Distributions' in its Prospectus.

     Determination of the net income for the Bond Fund is made at the times described in that Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

                                     SAI-22

NET ASSET VALUE

     Each Fund computes its net asset value once daily at the close of business on Monday through Friday as described under 'Net Asset Value' in the Prospectus. The net asset value will not be computed on a day in which no orders to purchase or redeem Fund shares have been received or on any day on which the NYSE is closed, including the following legal holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Funds and the Portfolios would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Funds' business days.

     The net asset value per share of each Fund equals the value of that Fund's pro rata interest in its corresponding Portfolio plus the value of all its other assets not invested in the Portfolio, if any, less its total liabilities, divided by the number of outstanding shares of that Fund. The following is a discussion of the procedures used by the Portfolios in valuing their assets.

     In the case of the Bond Portfolio, securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over-the-counter, are valued by the Portfolio by using bid quotes from at least one dealer or, in all other cases, by taking into account various factors affecting market value, including yields and prices of comparable securities, indications as to values from dealers and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, whereby such securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount to maturity. Because many of the municipal bond issues outstanding do not have large principal obligations and because of the varying risk factors applicable to each issuer, no readily available market quotations exist for most municipal securities.

     In the case of the U.S. Equity and International Equity Portfolios, securities listed on domestic exchanges, other than options on stock indices, are valued using the last sales price on the most representative exchange at 4:00 p.m. New York time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or, in the absence of such prices, at the readily available closing bid price on such exchange. Securities listed on foreign exchanges are valued at the last quoted sale price available before the time when net assets are valued or, in the absence of such recorded sales, at the average of readily available closing bid and asked prices on such exchange or, in the absence of such prices, at the readily available closing bid price on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 p.m., New York time. Stock index futures and related options traded on commodities exchanges are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Trustees. Such procedures include the use of independent pricing services, indications as to values from dealers and general market conditions. Short-term investments that mature in 60 days or less are valued at amortized cost method (as discussed above) if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior

                                     SAI-23
to maturity, if their original maturity when acquired by a Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

     If market quotations for the securities of any Portfolio are not readily available, such securities will be valued at 'fair value' as determined in good faith by the Trustees.

PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling your Eligible Institution. See 'Additional Information' in the Prospectus.

     YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Bond Fund is computed by dividing the Fund's net investment income per share (which may differ from the net income per share used for accounting purposes) earned during a 30-day period by its net asset value on the last day of the period. The average daily number of Fund shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under 'Additional Information' in the Prospectus.

     TOTAL RETURN QUOTATIONS. As required by SEC regulations, the average annual total return of the Bond, U.S. Equity and International Equity Funds for a period is computed by assuming a hypothetical initial investment of $1,000. It is then assumed that all of the dividends and distributions by that Fund over the relevant period are reinvested. It is then assumed that at the end of the period the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial investment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

     GENERAL. A Fund's performance will vary from time-to-time depending upon market conditions, the composition of its corresponding Portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., Lehman Government/Corporate Intermediate Bond Index, Micropal, Inc., Ibbotson Associates, Morningstar Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Frank Russell Indices, The EAFE Index and other industry publications.

                                     SAI-24

PORTFOLIO TRANSACTIONS

     The Advisers place orders for all purchases and sales of securities on behalf of the Portfolios. The Advisers enter into repurchase agreements and reverse repurchase agreements and effect loans of portfolio securities on behalf of the Portfolios. See 'Investment Objectives and Policies'.

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Occasionally, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Bond Portfolio will be undertaken principally to accomplish its objective in relation to expected movements in the general level of interest rates. The Bond Portfolio may engage in short-term trading consistent with its objectives.


     In connection with portfolio transactions for the Bond Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities. Portfolio turnover may vary from year to year, as well as within a year. The annual portfolio turnover rate for the Bond Portfolio is expected to be under 100%. For the period from April 2, 1996 to December 31, 1996 the portfolio turnover rate for the Bond Portfolio was 100%.



     In connection with portfolio transactions for the U.S. Equity and International Equity Portfolios, the overriding objective is to obtain the best possible execution of purchase and sale orders. Portfolio turnover may vary from year to year, as well as within a year. The annual portfolio turnover rate for the U.S. Equity and International Equity Portfolios is expected to be under 100%. For the period from April 2, 1996 to December 31, 1996 the portfolio turnover rate for the U.S. Equity Portfolio and International Equity Portfolio was 19% and 42%, respectively.



     In selecting a broker, the Adviser or Sub-Adviser, as applicable, considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission greater than that another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser or Sub-Adviser decides that the broker chosen will provide the best possible execution. The Advisers monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees regularly review the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of the facts and circumstances deemed relevant, and, in that connection, will review reports and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisers have allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of the Portfolios. The Adviser believes that the value of research services received is not determinable and does not significantly increase expenses. The Portfolios do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services. For the period from April 2, 1996 to December 31, 1996, the Trust paid brokerage commissions on behalf of U.S. Equity Portfolio and International Equity Portfolio of $32,019 and $139,846, respectively.


                                     SAI-25

     Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of a Portfolio's brokerage transactions to their affiliates. In order for their affiliates to effect any portfolio transactions for the Portfolios, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees, including a majority of the Trustees who are not 'interested persons', have adopted procedures that are reasonably designed to ensure that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

     Portfolio securities will not be purchased from or through or sold to or through the Portfolio's Adviser, Sub-Adviser, Distributor or any 'affiliated person' (as defined in the 1940 Act) or any affiliated person of such a person when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Adviser, Sub-Adviser or affiliate thereof is a member, except to the extent permitted by law.

     On those occasions when the Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisers to the extent permitted by applicable laws and regulations may, but are not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such an event, the securities so purchased or sold as well as any expenses incurred in the transaction will be allocated by the Advisers in a manner that is equitable and consistent with their fiduciary obligations to their clients. In some instances, this procedure might adversely affect a Portfolio.

     If a Portfolio writes an option and effects a closing purchase transaction with respect to an option written by it, such transaction will normally be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Portfolio may write may be affected by options written by the Advisers for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

ORGANIZATION

UBS PRIVATE INVESTOR FUNDS, INC.

     UBS Private Investor Funds, Inc. is a Maryland corporation and is currently issuing shares of common stock, par value $0.001 per share, in four series: The UBS Bond Fund Series; The UBS Tax Exempt Bond Fund Series; The UBS U.S. Equity Fund Series; and The UBS International Equity Fund Series.

     Each share of a series issued by the Company will have a pro rata interest in the assets of that series. The Company is currently authorized to issue 500,000,000 shares of common stock, including 10,000,000 shares of each of the four current series. Under Maryland law, the Board has the authority to increase the number of shares of stock that the Company has the authority to issue. Each share has one vote (and fractional shares have a corresponding fractional vote) with respect to matters upon which shareholder vote is required; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted upon affects only a particular series then

                                     SAI-26
it will be voted on only by that series. If a matter affects a particular series differently from other series, that series will vote separately on such matter. Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to the relevant series, and in the net distributable assets of such series on liquidation.

     Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. It is the Company's policy not to hold an annual meeting of stockholders unless so required. All shares of the Company (regardless of series) have noncumulative voting rights for the election of Directors. Under Maryland law, the Company's Directors may be removed by vote of stockholders. The Board currently consists of three directors.


UBS INVESTOR PORTFOLIOS TRUST


     UBS Investor Portfolios Trust, a master trust fund formed under New York law, was organized on February 9, 1996. The Declaration of Trust permits the Trustees to issue interests in one or more subtrusts or series. To date, three series have been authorized. Each series (i.e., a Portfolio) of the Trust corresponds to a Fund of the Company.


     A copy of the Trust's Declaration of Trust is on file in the office of its Administrator.


     Holders of interest in the Trust, such as the Funds, may redeem all or any part of their interest in the Trust at any time, upon the submission of a redemption request in proper form. See 'Redemption of Shares'.

TAXES

     Each Fund has qualified and intends to remain qualified as a regulated investment company (a 'RIC') under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

     For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Gains or losses on sales of securities by a Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Portfolio acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on

                                     SAI-27
the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

     Under the Code, gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Forward currency contracts, options and futures contracts entered into by a Portfolio may create 'straddles' for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. 'Straddles' may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

     Certain options, futures and foreign currency contracts held by a Portfolio at the end of each fiscal year will be required to be 'marked to market' for federal income tax purposes -- i.e., treated as having been sold at market value. For such options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income.

     FOREIGN SHAREHOLDERS. Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a 'foreign shareholder') will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See 'Taxes' in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

     FOREIGN TAXES. It is expected that the International Equity Portfolio may be subject to foreign withholding taxes with respect to income received from sources within foreign

                                     SAI-28
countries. In the case of the International Equity Portfolio, so long as more than 50% in value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interest of its shareholders. The Portfolio will notify its shareholders in writing each year if they make the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Portfolio makes the election, each shareholder of the International Equity Fund will be required to include in his or her income their proportionate share of the amount of foreign income taxes paid by the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below), or, if he or she itemizes deductions, a deduction for his or her share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the International Equity Fund from its foreign source net investment income will be treated as foreign source income. This Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source 'passive income', such as the portion of dividends received from the Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Equity Portfolio.

     STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

ADDITIONAL INFORMATION


     With respect to the securities offered by the prospectuses, this SAI and the prospectuses do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act and the 1940 Act with respect to the securities offered hereby. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549.



     Statements contained in this SAI relating to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.


                                     SAI-29

FINANCIAL STATEMENTS


     The Annual Report(s) of the Funds dated December 31, 1996 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby included herein.


                                     SAI-30

UBS Bond Fund
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS Bond
  Portfolio, at value................................................................     $7,554,365
Receivable from Adviser..............................................................          6,387
Deferred organization expenses and other assets......................................         63,262
                                                                                          ----------
          Total Assets...............................................................      7,624,014
                                                                                          ----------

LIABILITIES:
Administrative services fees payable.................................................            294
Directors' fees payable..............................................................          2,490
Dividends payable....................................................................         33,772
Organization expenses payable........................................................         32,742
Other accrued expenses...............................................................         54,426
                                                                                          ----------
          Total Liabilities..........................................................        123,724
                                                                                          ----------

NET ASSETS...........................................................................     $7,500,290
                                                                                          ----------
                                                                                          ----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized)..................         74,906
                                                                                          ----------
                                                                                          ----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.......................        $100.13
                                                                                          ----------
                                                                                          ----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par.......................................................     $       75
Additional paid-in capital...........................................................      7,495,002
Net unrealized appreciation of investments, foreign currency contracts and foreign
  currency translations..............................................................            621
Accumulated net investment loss......................................................         (4,086)
Accumulated undistributed net realized gains on securities and foreign currency
  transactions.......................................................................          8,678
                                                                                          ----------
          Net Assets.................................................................     $7,500,290
                                                                                          ----------
                                                                                          ----------

------------------------
See notes to financial statements.

UBS Bond Fund
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS Bond Portfolio
     Interest.............................................................                  $195,583
     Total expenses.......................................................    $ 28,341
     Less: Fee waiver.....................................................     (13,889)
                                                                              --------
     Net expenses.........................................................                    14,452
                                                                                            --------
Net Investment Income from UBS Investor Portfolios Trust -- UBS Bond
  Portfolio...............................................................                   181,131

EXPENSES
Shareholder service fees..................................................       7,632
Administrative services fees..............................................       1,526
Reports to shareholders expense...........................................      22,333
Transfer agent fees.......................................................      15,763
Audit fees................................................................      11,259
Amortization of organization expenses.....................................      10,886
Fund accounting fees......................................................       8,006
Legal fees................................................................       7,508
Directors' fees...........................................................       6,006
Registration fees.........................................................       3,065
Miscellaneous expenses....................................................       3,669
                                                                              --------
     Total expenses.......................................................      97,653
     Less: Fee waiver and expense reimbursements..........................     (87,682)
                                                                              --------
     Net expenses.........................................................                     9,971
                                                                                            --------
Net investment income.....................................................                   171,160
                                                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS BOND PORTFOLIO
Net realized gain on securities transactions..............................                     9,932
Net realized loss on foreign currency transactions........................                    (6,025)
Net change in unrealized depreciation of investments......................                   (13,586)
Net change in unrealized appreciation of foreign currency contracts and
  translations............................................................                    14,207
                                                                                            --------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS Bond Portfolio..................................                     4,528
                                                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                  $175,688
                                                                                            --------
                                                                                            --------

------------------------
See notes to financial statements.

UBS Bond Fund
Statement of Changes in Net Assets
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income..................................................................    $  171,160
Net realized gain on securities and foreign currency transactions......................         3,907
Net change in unrealized appreciation of investments, foreign currency contracts and
  foreign currency translations........................................................           621
                                                                                           ----------
Net increase in net assets resulting from operations...................................       175,688
                                                                                           ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................................      (170,408)
Net realized gains on investments......................................................        (1,273)
                                                                                           ----------
Total dividends and distributions to shareholders......................................      (171,681)
                                                                                           ----------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares.......................................................    10,846,978
Net asset value of shares issued to shareholders in reinvestment of dividends and
  distributions........................................................................       127,366
Cost of shares redeemed................................................................    (3,503,061)
                                                                                           ----------
Net increase in net assets from transactions in shares of common stock.................     7,471,283
                                                                                           ----------

NET INCREASE IN NET ASSETS.............................................................     7,475,290
NET ASSETS:
Beginning of period....................................................................        25,000
                                                                                           ----------
End of period (including net investment loss of $4,086)................................    $7,500,290
                                                                                           ----------
                                                                                           ----------

------------------------
See notes to financial statements.

UBS Bond Fund
Financial Highlights
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period............................................           $100.00
                                                                                           -------
Income from investment operations:
     Net investment income......................................................              4.12
     Net realized and unrealized gain on investments, foreign currency contracts
       and foreign currency translations........................................              0.14
                                                                                           -------
     Total income from investment operations....................................              4.26
                                                                                           -------

Less Dividends and Distributions to Shareholders:
     Dividends from net investment income.......................................             (4.11)
     Distributions from net realized gains......................................             (0.02)
                                                                                           -------
     Total dividends and distributions..........................................             (4.13)
                                                                                           -------

Net asset value, end of period..................................................           $100.13
                                                                                           -------
                                                                                           -------
Total Return....................................................................              4.36%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)...................................           $ 7,500
     Ratio of expenses to average net assets(2).................................              0.80%(3)
     Ratio of net investment income to average net assets(2)....................              5.61%(3)

------------------------
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolio Trust -- UBS Bond Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 3.33% (annualized).
(3) Annualized.

See notes to financial statements.

UBS Bond Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS Bond Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is a series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1996, the Company included two other funds, UBS U.S. Equity Fund and UBS International Equity Fund. These financial statements relate only to the Fund.

The Fund had no operations prior to April 2, 1996 other than the sale to Signature Financial Group, Inc. of 250 shares of common stock for $25,000.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS Bond Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund.

Signature Broker-Dealer Services, Inc. ('Signature'), a wholly-owned subsidiary of Signature Financial Group, Inc., serves as the Fund's administrator and distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the fund services agent to the Fund.

The  financial  statements   of  the  Portfolio,   including  its  Schedule   of
Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio
(14.3% at December 31, 1996). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared daily and paid monthly. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS Bond Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the fiscal year ended December 31, 1996, the Fund increased accumulated undistributed net realized gains by $6,044, reduced accumulated undistributed net investment income by $4,838 and decreased paid-in capital by $1,206. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of $72,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by Signature and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Company, Signature provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay Signature a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee on average daily net assets in excess of $200 million. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $1,526.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement, Signature serves as the distributor of Fund shares. Signature does not receive any additional fees for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICES AGREEMENT -- The Fund has entered into a Shareholder Services Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the shareholder service fee amounted to $7,632, all of which was waived.

D. FUND SERVICES AGREEMENT -- Under the terms of a Fund Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENTS -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 0.80% of the Fund's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS reimbursed the Fund for expenses totaling $80,050 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

UBS Bond Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1996 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996 were as follows:

Shares subscribed............................   108,567
Shares issued in reinvestment of dividends
  and distributions..........................     1,278
Shares redeemed..............................   (35,189)
                                                -------
Net increase in shares outstanding...........    74,656
                                                -------
                                                -------

UBS Bond Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and
Shareholders of UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Bond Fund (the 'Fund') (one of the funds constituting the UBS Private Investor Funds, Inc.) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 21, 1997

UBS Bond Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             U.S. TREASURY & U.S. GOVERNMENT AGENCY OBLIGATIONS -- 60.7%
             U.S. TREASURY OBLIGATIONS -- 56.3%
$  150,000   U.S. Treasury Note................................................    6.25 %     1/31/97     $   150,070
    25,000   U.S. Treasury Note................................................   6.125 %     5/31/97          25,070
    50,000   U.S. Treasury Note................................................   6.375 %     6/30/97          50,258
 1,000,000   U.S. Treasury Note................................................    6.00 %     8/31/97       1,002,810
 1,170,000   U.S. Treasury Note................................................   5.125 %     6/30/98       1,159,400
 1,290,000   U.S. Treasury Note................................................    5.25 %     7/31/98       1,279,319
   100,000   U.S. Treasury Note................................................    7.00 %     4/15/99         102,234
   150,000   U.S. Treasury Note................................................    6.75 %     5/31/99         152,555
 5,200,000   U.S. Treasury Note................................................   6.375 %     7/15/99       5,247,112
   155,000   U.S. Treasury Note................................................   6.875 %     8/31/99         158,246
   145,000   U.S. Treasury Note................................................   7.125 %     9/30/99         149,010
 1,500,000   U.S. Treasury Bond................................................   5.875 %     11/15/99      1,494,135
 1,203,000   U.S. Treasury Bond................................................    7.75 %     1/31/00       1,258,831
 2,600,000   U.S. Treasury Note................................................   7.125 %     2/29/00       2,676,778
   505,000   U.S. Treasury Note................................................    6.75 %     4/30/00         514,550
 1,344,000   U.S. Treasury Note................................................    6.25 %     5/31/00       1,349,457
 1,700,000   U.S. Treasury Note................................................   6.125 %     7/31/00       1,700,000
   650,000   U.S. Treasury Note................................................   6.125 %     9/30/00         649,590
 2,250,000   U.S. Treasury Note................................................    5.75 %     10/31/00      2,220,120
 1,000,000   U.S. Treasury Note................................................    5.50 %     12/31/00        976,870
   775,000   U.S. Treasury Bond................................................    6.25 %     4/30/01         776,697
 1,500,000   U.S. Treasury Note................................................   6.625 %     7/31/01       1,523,910
 1,200,000   U.S. Treasury Note................................................    6.25 %     10/31/01      1,201,128
   500,000   U.S. Treasury Note................................................    7.50 %     11/15/01        526,330
   170,000   U.S. Treasury Note................................................    7.50 %     5/15/02         179,748
   800,000   U.S. Treasury Note................................................   6.375 %     8/15/02         805,248
    70,000   U.S. Treasury Note................................................    6.25 %     2/15/03          69,913
   450,000   U.S. Treasury Note................................................    5.75 %     8/15/03         436,500
   419,000   U.S. Treasury Note................................................    7.25 %     5/15/04         440,868
   100,000   U.S. Treasury Note................................................    7.25 %     8/15/04         105,250
 1,450,000   U.S. Treasury Note................................................    6.50 %     10/15/06      1,457,932
                                                                                                          -----------
                                                                                                           29,839,939
                                                                                                          -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
 1,400,000   Federal Home Loan Mortgage Corp...................................    5.96 %     10/20/00      1,385,342
   995,400   Federal National Mortgage Assc., Pool #250576.....................    7.00 %     6/01/26         973,680
                                                                                                          -----------
                                                                                                            2,359,022
                                                                                                          -----------
             TOTAL U.S. TREASURY & U.S. GOVERNMENT AGENCY
               OBLIGATIONS (COST $32,115,403)..................................                            32,198,961
                                                                                                          -----------
             CORPORATE OBLIGATIONS -- 27.5%

             CORPORATE OBLIGATIONS -- DOMESTIC -- 24.5%
             AEROSPACE/DEFENSE -- 1.0%
   500,000   Lockheed Martin...................................................    6.55 %     5/15/99         502,226
                                                                                                          -----------
             BANKING -- 3.9%
   500,000   BanPonce Corp.....................................................    6.75 %     4/26/00         502,195
   500,000   Capital One Bank..................................................    6.87 %     8/16/99         502,605
   250,000   Capital One Bank..................................................    6.95 %     6/14/00         251,078
   720,000   J.P. Morgan & Co..................................................    8.50 %     8/15/03         785,124
                                                                                                          -----------
                                                                                                            2,041,002
                                                                                                          -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             BROKERAGE -- 3.2%
$  500,000   Goldman Sachs.....................................................    6.25 %     2/01/03     $   486,795
   600,000   Lehman Brothers Inc...............................................    7.14 %     9/24/99         606,666
   200,000   Lehman Brothers Inc...............................................    7.25 %     4/15/03         201,266
   400,000   Salomon Inc.......................................................    7.25 %     5/01/01         403,549
                                                                                                          -----------
                                                                                                            1,698,276
                                                                                                          -----------
             CHEMICALS -- 0.5%
   250,000   Praxair...........................................................    6.70 %     4/15/01         250,785
                                                                                                          -----------
             ENERGY -- 0.8%
   400,000   Oryx Energy Co....................................................   10.00 %     4/01/01         439,076
                                                                                                          -----------
             FINANCING & LEASING -- 4.8%
   950,000   Associates Corp N.A...............................................    8.50 %     1/10/00       1,005,347
   500,000   CIT Group Holdings................................................    6.50 %     7/13/98         504,220
   750,000   Countrywide Home Loan.............................................    7.45 %     9/16/03         764,663
   265,000   General Electric Capital Corp.....................................   6.875 %     4/15/00         270,239
                                                                                                          -----------
                                                                                                            2,544,469
                                                                                                          -----------
             INDUSTRIAL -- CAPTIVE FINANCE -- 3.2%
   600,000   Caterpillar Financial.............................................    6.77 %     12/29/00        605,274
   500,000   Pitney Bowes Credit...............................................    6.54 %     7/15/99         503,590
   600,000   Sears Roebuck Acceptance Corp.....................................    5.59 %     2/16/01         578,790
                                                                                                          -----------
                                                                                                            1,687,654
                                                                                                          -----------
             MEDIA/CABLE -- 2.8%
   600,000   News America Holdings.............................................    7.50 %     3/01/00         613,716
   200,000   Paramount Communications..........................................    7.50 %     1/15/02         199,834
   650,000   Tele-Communications Inc...........................................   7.375 %     2/15/00         646,503
                                                                                                          -----------
                                                                                                            1,460,053
                                                                                                          -----------
             NATURAL GAS -- 1.1%
   600,000   Kern River Funding (a)............................................    6.72 %     9/30/01         599,172
                                                                                                          -----------
             REAL ESTATE -- 1.4%
   650,000   Franchise Finance.................................................    7.02 %     2/20/03         638,950
   125,000   Susa Partnership LP...............................................   7.125 %     11/01/03        123,581
                                                                                                          -----------
                                                                                                              762,531
                                                                                                          -----------
             TECHNOLOGY -- 0.9%
   500,000   CSC Enterprises (a)...............................................    6.50 %     11/15/01        496,355
                                                                                                          -----------
             UTILITIES -- 0.9%
   464,000   BVPS II Funding Corp..............................................    7.38 %     12/01/99        466,320
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- DOMESTIC (COST $12,864,655)........                            12,947,919
                                                                                                          -----------
             CORPORATE OBLIGATIONS -- FOREIGN -- 2.7%
             BANKING -- 1.7%
   500,000   Banco Central Hispano.............................................    7.50 %     6/15/05         509,585
   400,000   Spintab (a).......................................................    7.50 %     8/14/49         403,120
                                                                                                          -----------
                                                                                                              912,705
                                                                                                          -----------
             PAPER & FOREST PRODUCTS -- 1.0%
   500,000   Canadian Pacific Forest...........................................   10.25 %     1/15/03         528,550
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- FOREIGN (COST $1,473,146)..........                             1,441,255
                                                                                                          -----------
             CORPORATE OBLIGATIONS -- EURODOLLAR -- 0.3%
             ENERGY -- 0.1%
    50,000   BP America Inc....................................................    9.75 %     3/01/99          53,531
                                                                                                          -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             INDUSTRIAL -- CAPTIVE FINANCE -- 0.2%
$   40,000   Ford Capital BV...................................................    9.75 %     6/05/97     $    40,625
    80,000   Unilever Capital..................................................    9.25 %     3/29/00          87,000
                                                                                                          -----------
                                                                                                              127,625
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- EURODOLLAR (COST $180,661).........                               181,156
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS (COST $14,518,462)....................                            14,570,330
                                                                                                          -----------
             FOREIGN GOVERNMENT OBLIGATIONS -- 5.5%
             CANADA -- 4.2%
 1,750,000*  Canada Government.................................................    7.50 %     9/01/00       1,376,538
 1,000,000*  Canada Government.................................................    7.00 %     9/01/01         775,493
    50,000   Province of Ontario...............................................   7.375 %     1/27/03          52,107
    50,000   Province of Quebec................................................   9.125 %     8/22/01          54,875
                                                                                                          -----------
                                                                                                            2,259,013
                                                                                                          -----------
             ITALY -- 0.1%
    20,000   Italy (Euro Bond).................................................   9.375 %     4/03/97          20,200
                                                                                                          -----------
             JAPAN -- 1.2%
   355,000   Japan Finance Corp................................................   9.125 %     10/11/00        382,587
   250,000   Japan Finance Corp. for Municipal Enterprises.....................    6.85 %     4/15/06         252,145
                                                                                                          -----------
                                                                                                              634,732
                                                                                                          -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST $2,922,758)............                             2,913,945
                                                                                                          -----------
             ASSET BACKED SECURITIES -- 1.8%
             CREDIT CARD RECEIVABLES -- 1.8%
   440,000   First Omni Bank Credit Card Trust, Series 96-A....................    6.65 %     9/15/03         443,709
   500,000   Sears Credit Account Master Trust Series 96-3.....................    7.00 %     7/16/08         510,000
                                                                                                          -----------
             TOTAL ASSET BACKED SECURITIES (COST $937,838).....................                               953,709
                                                                                                          -----------
TOTAL INVESTMENTS AT MARKET VALUE -- 95.5%
  (COST $50,494,461)...........................................................                            50,636,945
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.5%..................................                             2,363,907
                                                                                                          -----------
NET ASSETS -- 100.0%...........................................................                           $53,000,852
                                                                                                          -----------
                                                                                                          -----------

------------------------

*  Securities denominated in Canadian dollars.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the total value of such securities amounted to $1,498,647 or 2.8% of net assets.

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                          U.S. DOLLAR
                                                       FOREIGN                         U.S. DOLLAR       NET UNREALIZED
                                                    CURRENCY UNITS   U.S. DOLLAR         VALUE AT        APPRECIATION/
           CURRENCY AND SETTLEMENT DATE             PURCHASED/SOLD  COST/PROCEEDS   DECEMBER 31, 1996    (DEPRECIATION)
--------------------------------------------------- --------------  -------------   ------------------   --------------
PURCHASE CONTRACT
German Deutsche Mark, 1/14/97......................    1,342,000     $   863,578        $  873,102          $  9,524
SALE CONTRACTS
Canadian Dollar, 1/13/97...........................    2,145,000       1,617,464         1,567,696            49,768
Canadian Dollar, 1/13/97...........................      874,767         646,539           639,333             7,206
German Deutsche Mark, 1/14/97......................    1,342,000         892,198           873,102            19,096
                                                                                                             -------
                                                                                                            $ 85,594
                                                                                                             -------
                                                                                                             -------

Note: Based on the cost of investments of $50,516,946 for Federal Income Tax purposes at December 31, 1996, the aggregate gross unrealized appreciation and depreciation was $246,232 and $126,233, respectively, resulting in net unrealized appreciation of $119,999.

See notes to financial statements.

UBS Bond Portfolio
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment, at value (cost $50,494,461)..........................................     $50,636,945
Cash.............................................................................       1,443,320
Interest receivable..............................................................         905,546
Unrealized appreciation on open forward foreign currency contracts...............          85,594
Deferred organization expenses and other assets..................................          44,038
                                                                                      -----------
     Total Assets................................................................      53,115,443
                                                                                      -----------
LIABILITIES:
Administrative services fees payable.............................................           2,061
Trustees' fees payable...........................................................             877
Organization expenses payable....................................................          42,733
Other accrued expenses...........................................................          68,920
                                                                                      -----------
     Total Liabilities...........................................................         114,591
                                                                                      -----------

NET ASSETS.......................................................................     $53,000,852
                                                                                      -----------
                                                                                      -----------

COMPOSITION OF NET ASSETS:
Paid-in capital for beneficial interests.........................................     $53,000,852
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................                    $ 1,848,040

EXPENSES:
Investment advisory fees............................................     $ 131,348
Administrative services fees........................................        14,594
Audit fees..........................................................        39,357
Custodian fees and expenses.........................................        27,616
Fund accounting fees................................................        19,348
Legal fees..........................................................        18,766
Amortization of organization expenses...............................         7,508
Trustees' fees......................................................         7,508
Insurance expense...................................................         4,151
Miscellaneous expenses..............................................         6,110
                                                                         ---------
     Total expenses.................................................       276,306
     Less: Fee waiver...............................................      (131,348)
                                                                         ---------
     Net expenses...................................................                        144,958
                                                                                        -----------
Net investment income...............................................                      1,703,082
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions........................                        113,360
Net realized loss on foreign currency transactions..................                        (68,736)
Net change in unrealized appreciation of investments................                        142,484
Net change in unrealized appreciation of foreign currency contracts
  and translations..................................................                         84,921
                                                                                        -----------
Net realized and unrealized gain on investments.....................                        272,029
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................                    $ 1,975,111
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Statement of Changes in Net Assets
For the period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income...............................................................   $ 1,703,082
Net realized gain on securities and foreign currency transactions...................        44,624
Net change in unrealized appreciation of investments, foreign currency contracts and
  foreign currency translations.....................................................       227,405
                                                                                       -----------
Net increase in net assets resulting from operations................................     1,975,111
                                                                                       -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions.........................................................    59,142,218
Value of withdrawals................................................................    (8,116,477)
                                                                                       -----------
Net increase in net assets from capital transactions................................    51,025,741
                                                                                       -----------

NET INCREASE IN NET ASSETS..........................................................    53,000,852

NET ASSETS:
Beginning of period.................................................................       --
                                                                                       -----------
End of period.......................................................................   $53,000,852
                                                                                       -----------
                                                                                       -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Financial Highlights
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)......................................      $53,001
     Ratio of expenses to average net assets(1).....................................         0.50%(2)
     Ratio of net investment income to average net assets(1)........................         5.83%(2)
     Portfolio turnover.............................................................          100%

------------------------
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.45% (annualized).
(2) Annualized.

See notes to financial statements.

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS Bond Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'). Signature Financial Group (Grand Cayman), Ltd. ('SFG'), a wholly-owned subsidiary of Signature Financial Group, Inc., acts as the Portfolio's administrator and placement agent.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Debt securities with a remaining maturity of more than 60 days are normally valued by a pricing service approved by the Board of Trustees (the 'Trustees'). Such pricing service will consider various factors when arriving at a valuation for a security. Such factors include yields and prices of comparable securities, indications as to values from dealers in such securities and general market conditions. In the event a pricing service is unable to price a security, the security will be valued by taking the average of the bid and ask prices as provided by a dealer in such security.

Debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at year end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities held at year-end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to-market daily using the daily exchange rate of the underlying currency and any

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------
resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U. S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of $50,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS and SFG. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to the net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser. UBS makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. As compensation for overall investment management services the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.45% of the Portfolio's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS voluntarily agreed to waive the entire investment advisory fee. Such waiver amounted to $131,348.

B. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Trust, SFG provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay SFG an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period from April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $14,594.

C. EXCLUSIVE PLACEMENT AGENT AGREEMENT -- Under the terms of an Exclusive Placement Agent Agreement with the Trust, SFG has agreed to act as the Trust's placement agent. SFG does not receive any additional fees for services provided pursuant to this agreement.

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF INVESTMENTS
For the period April 2, 1996 (commencement of operations) through December 31, 1996, purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                             PURCHASES        SALES
                                                                            -----------    -----------

U.S. Government Securities...............................................   $60,905,077    $30,940,595
Corporate obligations....................................................    28,583,638      7,953,111
                                                                            -----------    -----------
          Total..........................................................   $89,488,715    $38,893,706
                                                                            -----------    -----------
                                                                            -----------    -----------

UBS Bond Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and
Investors of UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Bond Portfolio (the 'Portfolio') (one of the portfolios constituting the UBS Investor Portfolios Trust) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996
(commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 21, 1997

UBS International Equity Fund
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS International Equity Portfolio,
  at value..........................................................................     $26,610,544
Receivable from Adviser.............................................................           7,091
Tax reclaim receivable..............................................................          29,290
Deferred organization expenses and other assets.....................................          63,600
                                                                                         -----------
          Total Assets..............................................................      26,710,525
                                                                                         -----------
LIABILITIES:
Administrative services fees payable................................................             568
Directors' fees payable.............................................................             341
Organization expenses payable.......................................................          32,509
Other accrued expenses..............................................................          53,378
                                                                                         -----------
          Total Liabilities.........................................................          86,796
                                                                                         -----------
NET ASSETS..........................................................................     $26,623,729
                                                                                         -----------
                                                                                         -----------
SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         258,877
                                                                                         -----------
                                                                                         -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................         $102.84
                                                                                         -----------
                                                                                         -----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       259
Additional paid-in capital..........................................................      26,227,022
Net unrealized appreciation of investments, foreign currency contracts and foreign
  currency translations.............................................................         340,608
Accumulated undistributed net investment income.....................................          18,022
Accumulated undistributed net realized gains on securities and foreign currency
  translations......................................................................          37,818
                                                                                         -----------
          Net Assets................................................................     $26,623,729
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS International Equity Portfolio
     Dividends (net of foreign withholding tax of $14,285)...............                  $194,621
     Interest............................................................                    66,737
                                                                                           --------
     Investment income...................................................                   261,358
     Total expenses......................................................    $137,406
     Less: Fee waiver....................................................     (63,711)
                                                                             --------
     Net expenses........................................................                    73,695
                                                                                           --------
Net Investment Income from UBS Investor Portfolios Trust -- UBS
  International Equity Portfolio.........................................                   187,663

EXPENSES
     Shareholder service fees............................................      20,658
     Administrative services fees........................................       4,131
     Reports to shareholders expense.....................................      22,333
     Transfer agent fees.................................................      15,763
     Audit fees..........................................................      11,259
     Amortization of organization expenses...............................      10,886
     Fund accounting fees................................................       8,006
     Legal fees..........................................................     . 7,508
     Directors' fees.....................................................       6,006
     Registration fees...................................................       2,944
     Miscellaneous expenses..............................................       4,849
                                                                             --------
          Total expenses.................................................     114,343
          Less: Fee waiver and expense reimbursements....................     (73,557)
                                                                             --------
          Net expenses...................................................                    40,786
                                                                                           --------
Net investment income....................................................                   146,877
                                                                                           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS INTERNATIONAL EQUITY PORTFOLIO
Net realized gain on securities transactions.............................                   132,573
Net realized gain on foreign currency transactions.......................                     2,984
Net change in unrealized appreciation of investments.....................                   342,866
Net change in unrealized depreciation of foreign currency contracts and
  translations...........................................................                    (2,258)
                                                                                           --------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS International Equity Portfolio.................                   476,165
                                                                                           --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                  $623,042
                                                                                           --------
                                                                                           --------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Changes in Net Assets
For the period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income..................................................................   $   146,877
Net realized gain on securities and foreign currency transactions......................       135,557
Net change in unrealized appreciation of investments, foreign currency contracts and
  foreign currency translations........................................................       340,608
                                                                                          -----------
Net increase in net assets resulting from operations...................................       623,042
                                                                                          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................................      (136,578)
Net realized gains on investments......................................................       (94,755)
                                                                                          -----------
Total dividends and distributions to shareholders......................................      (231,333)
                                                                                          -----------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares.......................................................    30,851,057
Net asset value of shares issued to shareholders in reinvestment of dividends and
  distributions........................................................................       229,580
Cost of shares redeemed................................................................    (4,873,617)
                                                                                          -----------
Net increase in net assets from transactions in shares of common stock.................    26,207,020
                                                                                          -----------

NET INCREASE IN NET ASSETS.............................................................    26,598,729

NET ASSETS:
Beginning of period....................................................................        25,000
                                                                                          -----------
End of period (including undistributed net investment income of $18,022)...............   $26,623,729
                                                                                          -----------
                                                                                          -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Financial Highlights
For the period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period..........................................           $100.00
                                                                                         -------
Income from Investment Operations:
     Net investment income....................................................              1.08
     Net realized and unrealized gain on investments, foreign currency
       contracts and foreign currency translations............................              3.54
                                                                                         -------
     Total income from investment operations..................................              4.62
                                                                                         -------

Less Dividends and Distributions to Shareholders:
     Dividends from net investment income.....................................            (1.05)
     Distributions from net realized gains....................................            (0.73)
                                                                                         -------
     Total dividends and distributions........................................            (1.78)
                                                                                         -------
Net asset value, end of period................................................           $102.84
                                                                                         -------
                                                                                         -------
Total Return..................................................................              4.65%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).................................           $26,624
     Ratio of expenses to average net assets(2)...............................              1.39%(3)
     Ratio of net investment income to average net assets(2)..................              1.78%(3)

------------------------
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolio Trust -- UBS International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.66% (annualized).
(3) Annualized.

See notes to financial statements.

UBS International Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS International Equity Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is a series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1996, the Company included two other funds, UBS Bond Fund and UBS U.S. Equity Fund. These financial statements relate only to the Fund.

The Fund had no operations prior to April 2, 1996 other than the sale to Signature Financial Group, Inc. of 250 shares of common stock for $25,000.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS International Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund.

Signature Broker-Dealer Services, Inc. ('Signature'), a wholly-owned subsidiary of Signature Financial Group, Inc., serves as the Fund's administrator and distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the fund services agent to the Fund.

The  financial  statements   of  the  Portfolio,   including  its  Schedule   of
Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio
(64.0% at December 31, 1996). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The amount of foreign withholding taxes deducted from the dividend income allocated to the Fund from the Portfolio is net of amounts the Fund expects to recover from foreign tax authorities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS International Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the fiscal year ended December 31, 1996, the Fund increased accumulated undistributed net investment income by $7,723, decreased accumulated undistributed net realized gains by $2,984 and decreased paid-in capital by $4,739. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of $72,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by Signature and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Company, Signature provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay Signature a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee on average daily net assets in excess of $200 million. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $4,131.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement with the Company, Signature serves as the distributor of Fund shares. Signature does not receive any additional fees for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICES AGREEMENT -- The Fund has entered into a Shareholder Services Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the shareholder service fee amounted to $20,658, all of which was waived.

D. FUND SERVICES AGREEMENT -- Under the terms of a Fund Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENTS -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses. For the period April 2, 1996 (commencement of operations) through December 26, 1996, the Fund's total operating expenses were limited to an annual rate of 1.40%. Effective December 27, 1996, this expense limitation was reduced to an annual rate of 0.95% of the Fund's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS reimbursed the Fund for expenses totaling $52,899 in connection with this voluntary limitation. The Adviser may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

UBS International Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1996 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996 were as follows:

Shares subscribed...........................................   304,954
Shares issued to shareholders in reinvestment
  of dividends and distributions............................     2,281
Shares redeemed.............................................   (48,608)
                                                               -------
Net increase in shares outstanding..........................   258,627
                                                               -------
                                                               -------

UBS International Equity Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS PRIVATE INVESTOR FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY
February 21, 1997

UBS International Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             COMMON STOCK -- 83.1%
             AUSTRALIA -- 6.2%
     32,000  Australia & New Zealand Bank Group (Banking & Finance)................................   $   201,701
     15,800  Australian National Industries (Metals & Mining)......................................        15,698
    249,171  Burns Philp & Co. (Food)..............................................................       443,640
     62,500  Coles Myer Ltd. (Retail)..............................................................       257,333
    159,400  Fosters Brewing Group (Beverages).....................................................       323,083
    189,100  Goodman Fielder Limited (Food)........................................................       234,478
    565,638  MIM Holdings (Metals & Mining)........................................................       791,291
     89,000  Pacific Dunlop Ltd. (Diversified).....................................................       226,373
     50,000  Pasminco Limited (Metals & Mining)....................................................        78,690
                                                                                                      -----------
                                                                                                        2,572,287
                                                                                                      -----------
             DENMARK -- 1.7%
      2,700  BG Bank A/S (Banking & Finance).......................................................       126,541
     10,500  Tele Danmark -- B shares (Telecommunications).........................................       579,470
                                                                                                      -----------
                                                                                                          706,011
                                                                                                      -----------
             FRANCE -- 14.2%
      8,800  Alcatel Alsthom SA (Electrical & Electronics).........................................       708,009
      3,060  AXA Company (Banking & Finance).......................................................       194,923
      5,358  Banque Nationale de Paris (Banking & Finance).........................................       207,680
      4,500  Casino-Guichard-PE (Etabl Econ) (Food)................................................       209,864
      4,200  Compagnie Financiere de Suez (Banking & Finance)......................................       178,848
      6,130  Groupe Danone (Food)..................................................................       855,514
     22,600  Moulinex (Household Appliances)*......................................................       521,320
      5,100  Pechiney SA -- A Shares (Metals & Mining).............................................       214,022
      4,300  Pernod-Ricard SA (Beverages)..........................................................       238,220
      2,050  Peugeot SA (Automotive)...............................................................       231,097
      1,460  Sefimeg (Societe Francaise d'Investissements Immobiliers et de Gestion) (Real
               Estate).............................................................................       105,967
     10,000  Societe Nationale Elf-Aquitaine (Energy Sources)......................................       911,688
     18,300  Thomson CSF (Defense Electronics).....................................................       594,516
      9,070  Total Cie Francaise des Petroles -- B shares (Energy Sources).........................       738,836
                                                                                                      -----------
                                                                                                        5,910,504
                                                                                                      -----------
             GERMANY -- 8.1%
     26,000  Bayer AG (Chemicals)..................................................................     1,061,294
     13,500  Deutsche Bank AG (Banking & Finance)..................................................       630,907
        770  Schmalbach-Lubeca AG (Packaging)*.....................................................       189,184
     11,500  Veba AG (Diversified).................................................................       665,258
      2,000  Volkswagen AG (Automotive)............................................................       831,979
                                                                                                      -----------
                                                                                                        3,378,622
                                                                                                      -----------
             GREAT BRITAIN -- 13.9%
     86,320  Allied Domecq PLC (Food & Beverages)..................................................       675,630
     81,900  B.A.T. Industries (Tobacco)...........................................................       680,310
    115,700  BTR Limited (Diversified).............................................................       562,773
     15,840  Bass PLC (Beverages)..................................................................       222,731
    247,200  British Gas Corp. (Energy Sources)....................................................       952,604
     16,800  British Petroleum Co. PLC (Energy Sources)............................................       201,557
     53,000  MEPC British Registered (Real Estate).................................................       393,955
    178,000  Marley PLC (Building Materials).......................................................       385,649
    123,550  Northern Foods PLC (Food).............................................................       427,440
     43,950  Peninsular & Orient Steam (Transportation)............................................       444,112
     17,700  South West Water PLC (Utilities)......................................................       182,798
    209,750  Tarmac PLC (Building Materials).......................................................       352,054
     30,040  Thames Water PLC (Utilities)..........................................................       316,415
                                                                                                      -----------
                                                                                                        5,798,028
                                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             HONG KONG -- 0.3%
    548,000  Yizheng Chemical Fibre Co. (Chemicals)................................................   $   133,201
                                                                                                      -----------
             INDONESIA -- 0.3%
     47,000  PT Astra International (Automotive)...................................................       129,340
                                                                                                      -----------
             JAPAN -- 21.1%
     11,000  Dai Nippon Printing Co. (Printing)....................................................       192,816
     13,000  Fuji Photo Film Co. (Photographic Equipment & Supplies)...............................       428,806
     80,000  Hitachi Ltd. (Hit. Seisakusho) (Electrical & Electronics).............................       746,050
     96,000  Ishikawajima Harima Heavy Industries (Machinery)......................................       426,906
     20,000  JGC Engineering & Construction Corp. (Engineering)....................................       150,073
         68  Japan Tobacco Inc. (Tobacco)..........................................................       460,927
     41,000  Japan Wool Textile Co. (Apparel & Textiles)...........................................       338,451
     49,000  Kansai Paint Co. (Chemicals)..........................................................       220,016
     14,000  Kao Corp. (Household Products)........................................................       163,198
     33,000  Koito Manufacturing Co., Ltd. (Automotive -- Parts & Equipment).......................       220,836
     36,000  Marudai Food Co., Ltd. (Food).........................................................       192,419
     22,000  Matsushita Electric Industries (Electrical & Electronics).............................       359,036
    105,000  Mitsubishi Chemical Corp. (Chemicals)*................................................       339,997
     38,000  Mitsubishi Estate Co. (Real Estate)...................................................       390,467
     27,000  Mitsubishi Heavy Industries (Aerospace/Defense Equipment).............................       214,489
     38,000  Nihon Cement Co. (Building Materials).................................................       193,921
     77,000  Nippon Yusen Kabushiki Kaish (Shipping)...............................................       348,398
     36,000  Nissan Fire & Marine Insurance (Insurance)............................................       198,947
     47,000  Nisshinbo Industries Inc. (Apparel & Textiles)........................................       366,065
      3,900  Sony Corp. (Electrical & Electronics).................................................       255,600
     53,000  Sumitomo Marine & Fire (Insurance)....................................................       329,505
      1,000  Takashimaya Co. (Retail)..............................................................        12,002
     69,000  Toray Industries Inc. (Chemicals).....................................................       425,999
     13,000  Uny Co. (Retail)......................................................................       237,976
        115  West Japan Railway (Transportation)...................................................       372,377
     35,000  Yamaha Motor Co. (Automotive).........................................................       314,308
     42,000  Yamanouchi Pharmaceutical (Pharmaceuticals)...........................................       863,138
                                                                                                      -----------
                                                                                                        8,762,723
                                                                                                      -----------
             NETHERLANDS -- 2.3%
     12,400  Internationale Nederlanden Groep NV (Banking & Finance)...............................       446,730
     14,500  Koninklijke Papierfabrieken BT NV (Paper & Forest Product)............................       316,623
      5,040  Royal PTT Nederland (Telecommunications)..............................................       192,375
                                                                                                      -----------
                                                                                                          955,728
                                                                                                      -----------
             NEW ZEALAND -- 0.8%
     10,300  Ceramco Corp. Ltd. (Diversified)......................................................         9,830
    116,000  Fletcher Challenge Paper Shares (Paper & Forest Products).............................       238,638
     39,200  Fletcher Challenge Forestry Shares (Forest Products)..................................        65,679
                                                                                                      -----------
                                                                                                          314,147
                                                                                                      -----------
             NORWAY -- 0.5%
      8,100  Bergesen D.Y. ASA (Transportation)....................................................       196,117
                                                                                                      -----------
             SINGAPORE -- 1.9%
    280,579  Dairy Farm International Holdings (Food)..............................................       225,866
    121,898  Hong Kong Land Holdings (Real Estate).................................................       338,876
     34,965  Jardine Matheson Holdings (Diversified)...............................................       230,769
                                                                                                      -----------
                                                                                                          795,511
                                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             SOUTH KOREA -- 0.3%
     18,000  Hyundai Motor Co. GDR (Automotive)*...................................................   $   134,100
                                                                                                      -----------
             SPAIN -- 0.9%
     46,530  Uralita (Building Materials)..........................................................       363,782
                                                                                                      -----------
             SWEDEN -- 3.9%
     11,050  Electrolux (Household Appliances).....................................................       642,588
     13,020  SKF AB -- B shares (Manufacturing)....................................................       308,787
     47,300  Stora Kopparbergs -- A Shares (Paper & Forest Products)...............................       652,926
                                                                                                      -----------
                                                                                                        1,604,301
                                                                                                      -----------
             SWITZERLAND -- 6.3%
        600  Forbo Holding (Building Materials)....................................................       242,062
      1,100  Nestle SA (Food & Beverages)..........................................................     1,180,949
        729  Novartis (Pharmaceuticals)*...........................................................       834,932
        600  Winterthur Schweiz Vers-R (Insurance).................................................       346,956
                                                                                                      -----------
                                                                                                        2,604,899
                                                                                                      -----------
             THAILAND -- 0.4%
     12,300  Shinawatra Computer Company (Technology)..............................................       148,678
                                                                                                      -----------

             TOTAL COMMON STOCK (COST $34,119,162).................................................    34,507,979
                                                                                                      -----------

             CONVERTIBLE PREFERRED STOCK -- 0.6%
             JAPAN -- 0.6%
 30,000,000  Sakura Finance, Series II, 0.75%, due 10/01/01** (Banking & Finance)
               (Cost $282,056).....................................................................       267,140
                                                                                                      -----------

             CONTINGENT VALUE RIGHTS -- 0.0%
             FRANCE -- 0.0%
      3,060  AXA Company (Banking & Finance) (Cost $0)***..........................................             0
                                                                                                      -----------
TOTAL INVESTMENTS AT MARKET VALUE -- 83.7%
  (COST $34,401,218)...............................................................................    34,775,119
OTHER ASSETS IN EXCESS OF LIABILITIES -- 16.3%.....................................................     6,771,460
                                                                                                      -----------
NET ASSETS -- 100.0%...............................................................................   $41,546,579
                                                                                                      -----------
                                                                                                      -----------

------------------------

GDR -- Global Depository Receipts.
*   Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of this security amounted to $267,140 or 0.6% of net assets.
*** This  security did not commence trading  until January 14, 1997. At December
    31, 1996 there was no market for this security.
Note: Based on the cost of investments of $34,401,218 for Federal Income Tax purposes at December 31, 1996, the aggregate gross unrealized appreciation and depreciation was $1,866,903 and $1,493,002, respectively, resulting in net unrealized appreciation of $373,901.

See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

SUMMARY OF INDUSTRY DIVERSIFICATION

                                                                                                        PERCENT OF
                                INDUSTRY DIVERSIFICATION (UNAUDITED)                                    NET ASSETS
-----------------------------------------------------------------------------------------------------   -----------

Energy Sources.......................................................................................        6.8%
Food.................................................................................................        6.2%
Banking & Finance....................................................................................        5.4%
Chemicals............................................................................................        5.2%
Electrical & Electronics.............................................................................        5.0%
Food & Beverages.....................................................................................        4.5%
Pharmaceuticals......................................................................................        4.1%
Diversified..........................................................................................        4.1%
Automotive...........................................................................................        4.0%
Building Materials...................................................................................        3.7%
Real Estate..........................................................................................        3.0%
Paper & Forest Products..............................................................................        2.9%
Household Appliances.................................................................................        2.8%
Tobacco..............................................................................................        2.7%
Metals & Mining......................................................................................        2.6%
Transportation.......................................................................................        2.4%
Insurance............................................................................................        2.1%
Beverages............................................................................................        1.9%
Telecommunications...................................................................................        1.9%
Apparel & Textiles...................................................................................        1.7%
Defense Electronics..................................................................................        1.4%
Retail...............................................................................................        1.2%
Utilities............................................................................................        1.2%
Photographic Equipment & Supplies....................................................................        1.0%
Machinery............................................................................................        1.0%
Shipping.............................................................................................        0.8%
Manufacturing........................................................................................        0.7%
Automotive -- Parts & Equipment......................................................................        0.5%
Aerospace / Defense Equipment........................................................................        0.5%
Packaging............................................................................................        0.5%
Printing.............................................................................................        0.5%
Household Products...................................................................................        0.4%
Engineering..........................................................................................        0.4%
Technology...........................................................................................        0.4%
Forest Products......................................................................................        0.2%
                                                                                                        -----------
Total Portfolio Holdings.............................................................................       83.7%
Other assets in excess of liabilities................................................................       16.3%
                                                                                                        -----------
Total Net Assets.....................................................................................      100.0%
                                                                                                        -----------
                                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           U.S. DOLLAR
                                                        FOREIGN                          U.S. DOLLAR      NET UNREALIZED
                                                     CURRENCY UNITS    U.S. DOLLAR        VALUE AT        APPRECIATION/
           CURRENCY AND SETTLEMENT DATE              PURCHASED/SOLD   COST/PROCEEDS   DECEMBER 31, 1996   (DEPRECIATION)
---------------------------------------------------  --------------   -------------   -----------------   --------------

PURCHASE CONTRACTS
Australian Dollar, 1/07/97.........................        562,647     $   448,711       $   447,175         ($ 1,536)
Australian Dollar, 1/08/97.........................        111,016          88,480            88,231             (249)
Swiss Franc, 1/06/97...............................      1,219,183         903,098           911,436            8,338
German Deutsche Mark, 1/06/97......................      1,692,482       1,088,973         1,100,531           11,558
Danish Krone, 1/06/97..............................      1,399,769         235,810           237,770            1,960
Spanish Peseta, 1/09/97............................     15,642,120         119,615           120,457              842
French Franc, 1/31/97..............................      9,045,738       1,728,711         1,749,415           20,704
British Pound, 1/07/97.............................        866,020       1,468,935         1,483,015           14,080
Hong Kong Dollar, 1/03/97..........................        275,087          35,564            35,567                3
Japanese Yen, 1/08/97..............................    362,927,155       3,129,155         3,137,482            8,327
Dutch Guilder, 1/06/97.............................        534,289         306,587           309,590            3,003
Norwegian Krone, 1/06/97...........................        419,630          65,252            65,148             (104)
New Zealand Dollar, 1/08/97........................         89,738          63,534            63,407             (127)
Swedish Krona, 1/07/97.............................      3,675,096         534,249           539,855            5,606
Thai Baht, 1/06/97.................................        938,788          36,628            36,606              (22)

SALE CONTRACTS
Japanese Yen, 1/07/97..............................         60,000             517               519               (2)
                                                                                                          --------------
                                                                                                             $ 72,381
                                                                                                          --------------
                                                                                                          --------------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $34,401,218)..........................................    $34,775,119
Cash..............................................................................     17,165,268
Foreign currency (cost $1,237)....................................................          1,247
Dividends receivable..............................................................         73,763
Interest receivable...............................................................         25,636
Unrealized appreciation on open forward foreign currency contracts................         72,381
Deferred organization expenses and other assets...................................         44,063
                                                                                      -----------
     Total Assets.................................................................     52,157,477
                                                                                      -----------

LIABILITIES:
Advisory fees payable.............................................................         13,839
Administrative services fees payable..............................................          1,151
Trustees' fees payable............................................................            582
Payable for investment securities purchased.......................................     10,476,488
Organization expenses payable.....................................................         32,933
Other accrued expenses............................................................         85,905
                                                                                      -----------
     Total Liabilities............................................................     10,610,898
                                                                                      -----------

NET ASSETS........................................................................    $41,546,579
                                                                                      -----------
                                                                                      -----------

COMPOSITION OF NET ASSETS:
Paid-in capital for beneficial interests..........................................    $41,546,579
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $141,935)....................   $500,868
Interest..................................................................    189,623
                                                                             --------
     Investment income....................................................                $  690,491

EXPENSES:
Investment advisory fees..................................................    199,112
Administrative services fees..............................................     11,712
Custodian fees and expenses...............................................     60,563
Audit fees................................................................     39,357
Fund accounting fees......................................................     35,843
Legal fees................................................................     18,766
Amortization of organization expenses.....................................      7,508
Trustees' fees............................................................      7,508
Insurance expense.........................................................      4,053
Miscellaneous expenses....................................................      7,508
                                                                             --------
     Total expenses.......................................................    391,930
     Less: Fee waiver.....................................................   (185,273)
                                                                             --------
     Net expenses.........................................................                   206,657
                                                                                          ----------
Net investment income.....................................................                   483,834
                                                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on securities transactions..............................                   361,151
Net realized gain on foreign currency transactions........................                    11,064
Net change in unrealized appreciation of investments......................                   373,901
Net change in unrealized depreciation of foreign currency contracts and
  translations............................................................                    (6,329)
                                                                                          ----------
Net realized and unrealized gain on investments...........................                   739,787
                                                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                $1,223,621
                                                                                          ----------
                                                                                          ----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Changes in Net Assets
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income................................................................   $   483,834
Net realized gain on securities and foreign currency transactions....................       372,215
Net change in unrealized appreciation of investments, foreign currency contracts and
  foreign currency translations......................................................       367,572
                                                                                        -----------
Net increase in net assets resulting from operations.................................     1,223,621
                                                                                        -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions..........................................................    60,373,286
Value of withdrawals.................................................................   (20,050,328)
                                                                                        -----------
Net increase in net assets from capital transactions.................................    40,322,958
                                                                                        -----------

NET INCREASE IN NET ASSETS...........................................................    41,546,579

NET ASSETS:
Beginning of period..................................................................       --
                                                                                        -----------
End of period........................................................................   $41,546,579
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Financial Highlights
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period (000's omitted)......................................        $41,547
     Average commission rate per share(1)...........................................        $  0.02
     Ratio of expenses to average net assets(2).....................................           0.88%(3)
     Ratio of net investment income to average net assets(2)........................           2.07%(3)
     Portfolio turnover.............................................................             42%

------------------------
(1) Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction. As a result, the above rate is not indicative of the commission arrangements currently in effect.
(2) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.79% (annualized).
(3) Annualized.

See notes to financial statements.

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS International Equity Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS International Investment London Limited ('UBSII') is the sub-adviser of the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ('SFG'), a wholly-owned subsidiary of Signature Financial Group, Inc., acts as the Portfolio's administrator and placement agent.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Options on stock indices traded on national securities exchanges are valued at their last sale price as of the close of options trading on such exchanges. Stock index futures and related options traded on commodities exchanges are valued at their last sales price as of the close of trading on such exchanges.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

Debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the pricing of the Portfolio, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at year end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at year end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to-market daily using the daily exchange rate of the underlying currency and any resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Recoveries of foreign taxes withheld from the Portfolio's income are generally recorded, where applicable, by the funds investing in the Portfolio. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U. S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of $50,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS and SFG. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser and UBSII as investment sub-adviser. UBSII makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.85% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSII a fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's first $20 million average daily net assets, 0.50% of the next $30 million average daily net assets and 0.40% of the Portfolio's average daily net assets in excess of $50 million. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------
investment advisory fee amounted to $199,112. UBS voluntarily agreed to waive $185,273 of this amount.

B. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Trust, SFG provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay SFG an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $11,712.

C. EXCLUSIVE PLACEMENT AGENT AGREEMENT -- Under the terms of an Exclusive Placement Agent Agreement with the Trust, SFG has agreed to act as the Trust's placement agent. SFG does not receive any additional fees for services provided pursuant to this agreement.

4. PURCHASES AND SALES OF INVESTMENTS
For the period April 2, 1996 (commencement of operations) through December 31, 1996, purchases and sales of investment securities, excluding short-term investments, aggregated $45,726,468 and $11,686,401, respectively.

UBS International Equity Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS INVESTOR PORTFOLIOS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Portfolio (the 'Portfolio') (one of the portfolios constituting the UBS Investor Portfolios Trust) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants
Toronto, Ontario
February 21, 1997

UBS U.S. Equity Fund
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS U.S. Equity Portfolio, at value...     $9,486,697
Receivable from Adviser..............................................................          6,340
Deferred organization expenses and other assets......................................         63,344
                                                                                          ----------
          Total Assets...............................................................      9,556,381
                                                                                          ----------
LIABILITIES:
Administrative services fees payable.................................................            341
Directors' fees payable..............................................................          1,688
Organization expenses payable........................................................         32,538
Other accrued expenses...............................................................         56,118
                                                                                          ----------
          Total Liabilities..........................................................         90,685
                                                                                          ----------
NET ASSETS...........................................................................     $9,465,696
                                                                                          ----------
                                                                                          ----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized)..................         88,712
                                                                                          ----------
                                                                                          ----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.......................        $106.70
                                                                                          ----------
                                                                                          ----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par.......................................................     $       89
Additional paid-in capital...........................................................      8,765,869
Net unrealized appreciation of investments...........................................        684,896
Accumulated undistributed net investment income......................................          1,157
Accumulated undistributed net realized gains on investments..........................         13,685
                                                                                          ----------
          Net Assets.................................................................     $9,465,696
                                                                                          ----------
                                                                                          ----------

------------------------
See notes to financial statements.

UBS U.S. Equity Fund
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Investment Income and Expenses from UBS Investor Portfolios Trust -- UBS
  U.S. Equity Portfolio
     Dividends..........................................................                   $191,173
     Interest...........................................................                     13,296
                                                                                           --------
     Investment income..................................................                    204,469
     Total expenses.....................................................    $  77,806
     Less: Fee waiver...................................................      (31,133)
                                                                            ---------
     Net expenses.......................................................                     46,673
                                                                                           --------
Net Investment Income from UBS Investor Portfolios Trust -- UBS U.S.
  Equity Portfolio......................................................                    157,796
EXPENSES
Shareholder service fees................................................       12,965
Administrative services fees............................................        2,593
Reports to shareholders expense.........................................       22,333
Transfer agent fees.....................................................       15,763
Audit fees..............................................................       11,259
Amortization of organization expenses...................................       10,886
Fund accounting fees....................................................        8,006
Legal fees..............................................................        7,508
Directors' fees.........................................................        6,006
Registration fees.......................................................        4,939
Miscellaneous expenses..................................................        4,218
                                                                            ---------
     Total expenses.....................................................      106,476
     Less: Fee waiver and expense reimbursements........................     (106,476)
                                                                            ---------
     Net expenses.......................................................                      --
                                                                                           --------
Net investment income...................................................                    157,796
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS U.S. EQUITY PORTFOLIO
Net realized gain on securities transactions............................                     13,685
Net change in unrealized appreciation of investments....................                    684,896
                                                                                           --------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS U.S. Equity Portfolio.........................                    698,581
                                                                                           --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................                   $856,377
                                                                                           --------
                                                                                           --------

------------------------
See notes to financial statements.

UBS U.S. Equity Fund
Statement of Changes in Net Assets
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income..................................................................   $   157,796
Net realized gain on securities transactions...........................................        13,685
Net change in unrealized appreciation of investments...................................       684,896
                                                                                          -----------
Net increase in net assets resulting from operations...................................       856,377
                                                                                          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income..................................................................      (156,639)
                                                                                          -----------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares.......................................................    13,752,890
Net asset value of shares issued to shareholders in reinvestment of dividends..........       156,639
Cost of shares redeemed................................................................    (5,168,571)
                                                                                          -----------
Net increase in net assets from transactions in shares of common stock.................     8,740,958
                                                                                          -----------

NET INCREASE IN NET ASSETS.............................................................     9,440,696

NET ASSETS:
Beginning of period....................................................................        25,000
                                                                                          -----------
End of period (including undistributed net investment income of $1,157)................   $ 9,465,696
                                                                                          -----------
                                                                                          -----------

------------------------
See notes to financial statements.

UBS U.S. Equity Fund
Financial Highlights
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period...........................................           $100.00
                                                                                          -------
Income from investment operations:
     Net investment income.....................................................              2.05
     Net realized and unrealized gain on investments...........................              6.69
                                                                                          -------
     Total income from investment operations...................................              8.74
                                                                                          -------

Less dividends to shareholders:
     Dividends from net investment income......................................             (2.04)
                                                                                          -------

Net asset value, end of period.................................................           $106.70
                                                                                          -------
                                                                                          -------
Total return...................................................................              8.74%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted).................................           $ 9,466
     Ratio of expenses to average net assets(2)................................              0.90%(3)
     Ratio of net investment income to average net assets(2)...................              3.04%(3)

------------------------
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolio Trust -- UBS U.S. Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.65% (annualized).
(3) Annualized.

See notes to financial statements.

UBS U.S. Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS U.S. Equity Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is a series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1996, the Company included two other funds, UBS Bond Fund and UBS International Equity Fund. These financial statements relate only to the Fund.

The Fund had no operations prior to April 2, 1996 other than the sale to Signature Financial Group, Inc. of 250 shares of common stock for $25,000.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS U.S. Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund.

Signature Broker-Dealer Services, Inc. ('Signature'), a wholly-owned subsidiary of Signature Financial Group, Inc., serves as the Fund's administrator and distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the fund services agent to the Fund.

The   financial  statements  of   the  Portfolio,  including   its  Schedule  of
Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (37.3% at December 31, 1996). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS U.S. Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of $72,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all cost of its operations other than expenses specifically assumed by UBS and Signature. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Company, Signature provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay Signature a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature does not receive a fee on average net assets in excess of $200 million. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $2,593.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement with the Company, Signature serves as the distributor of Fund shares. Signature does not receive any additional fees for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICES AGREEMENT -- The Fund has entered into a Shareholder Services Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the shareholder service fee amounted to $12,965, all of which was waived.

D. FUND SERVICES AGREEMENT -- Under the terms of a Fund Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENTS -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 0.90% of the Fund's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS reimbursed the Fund for expenses totaling $93,511 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

UBS U.S. Equity Fund
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1996 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund for the period April 2, 1996 (commencement of operations) through December 31, 1996 were as follows:

Shares subscribed.................................   137,339
Shares issued to shareholders in reinvestment of
  dividends.......................................     1,465
Shares redeemed...................................   (50,342)
                                                     -------
Net increase in shares outstanding................    88,462
                                                     -------
                                                     -------

UBS U.S. Equity Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and
Shareholders of UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS U.S. Equity Fund (the 'Fund') (one of the funds constituting the UBS Private Investor Funds, Inc.) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 21, 1997

UBS U.S. Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                         MARKET
SHARES                                      SECURITY DESCRIPTION                                          VALUE
------   -------------------------------------------------------------------------------------------   -----------
         COMMON STOCK -- 97.6%
         BANKING & FINANCIAL INSTITUTIONS -- 14.4%
 1,100   BankAmerica Corp...........................................................................   $   109,725
 9,200   Corestates Financial Corp..................................................................       477,250
13,100   Great Western Financial....................................................................       379,900
10,050   J. P. Morgan & Co. Inc.....................................................................       981,131
14,000   Mellon Bank Corp...........................................................................       994,000
10,700   U.S. Bancorp...............................................................................       480,831
 4,300   Wachovia Corp..............................................................................       242,950
                                                                                                       -----------
                                                                                                         3,665,787
                                                                                                       -----------
         CHEMICALS -- 4.2%
 5,690   Dow Chemical Company.......................................................................       445,954
20,800   Witco Corp.................................................................................       634,400
                                                                                                       -----------
                                                                                                         1,080,354
                                                                                                       -----------
         CONSUMER FOODS -- 7.4%
17,870   General Mills Co...........................................................................     1,132,511
21,075   H. J. Heinz Co.............................................................................       753,431
                                                                                                       -----------
                                                                                                         1,885,942
                                                                                                       -----------
         CONSUMER GOODS & SERVICES -- 4.8%
23,750   H&R Block Inc..............................................................................       688,750
13,500   Readers Digest Association Inc.............................................................       543,375
                                                                                                       -----------
                                                                                                         1,232,125
                                                                                                       -----------
         COSMETICS -- 2.5%
14,010   International Flavors & Fragrances.........................................................       630,450
                                                                                                       -----------
         DRUGS & PHARMACEUTICALS -- 10.9%
12,960   American Home Products Corp................................................................       759,780
 8,500   Baxter International.......................................................................       348,500
 8,300   Bristol-Myers Squibb Co....................................................................       902,625
18,977   Pharmacia & Upjohn Inc.....................................................................       751,964
                                                                                                       -----------
                                                                                                         2,762,869
                                                                                                       -----------
         INSURANCE -- 5.4%
12,600   American General Corp......................................................................       515,025
 4,250   Marsh & McLennan Cos. Inc..................................................................       442,000
10,700   Safeco Corp................................................................................       421,981
                                                                                                       -----------
                                                                                                         1,379,006
                                                                                                       -----------
         LUMBER, PAPER & BUILDING SUPPLIES -- 7.6%
10,550   Potlatch Corp..............................................................................       453,650
 6,200   Union Camp Corp............................................................................       296,050
24,800   Weyerhauser Co.............................................................................     1,174,900
                                                                                                       -----------
                                                                                                         1,924,600
                                                                                                       -----------
         MANUFACTURING -- 3.7%
11,510   Minnesota Mining & Manufacturing...........................................................       953,891
                                                                                                       -----------
         NATURAL GAS -- 0.8%
 6,000   NICOR Inc..................................................................................       214,500
                                                                                                       -----------

------------------------
See notes to financial statements.

UBS U.S. Equity Portfolio
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                         MARKET
SHARES                                      SECURITY DESCRIPTION                                          VALUE
------   -------------------------------------------------------------------------------------------   -----------
         OFFICE EQUIPMENT AND SUPPLIES -- 1.6%
 7,250   Pitney Bowes, Inc..........................................................................   $   395,125
                                                                                                       -----------
         PETROLEUM PRODUCTION & SALES -- 7.7%
 4,700   Amoco Corporation..........................................................................       378,350
 5,650   Atlantic Richfield Co......................................................................       748,625
 7,800   Chevron Corporation........................................................................       507,000
 2,300   Exxon Corporation..........................................................................       225,400
 1,120   Texaco Inc.................................................................................       109,900
                                                                                                       -----------
                                                                                                         1,969,275
                                                                                                       -----------
         PRINTING & PUBLISHING -- 0.9%
 9,200   Dun & Bradstreet Corporation...............................................................       218,500
                                                                                                       -----------
         RETAIL -- 4.1%
21,220   J. C. Penney Company, Inc..................................................................     1,034,475
                                                                                                       -----------
         TELECOMMUNICATIONS -- 11.0%
15,200   Bell Atlantic Corp.........................................................................       984,200
22,350   GTE Corporation............................................................................     1,016,925
 4,700   SBC Communications.........................................................................       243,225
16,800   US West Inc................................................................................       541,800
                                                                                                       -----------
                                                                                                         2,786,150
                                                                                                       -----------
         TOBACCO -- 8.0%
 9,600   American Brands, Inc.......................................................................       476,400
10,150   Philip Morris Companies, Inc...............................................................     1,143,144
12,600   UST, Inc...................................................................................       407,925
                                                                                                       -----------
                                                                                                         2,027,469
                                                                                                       -----------
         UTILITIES -- 2.6%
10,750   Baltimore Gas and Electric.................................................................       287,563
 5,860   Central & South West Corp..................................................................       150,163
 8,200   Wisconsin Energy Corp......................................................................       220,375
                                                                                                       -----------
                                                                                                           658,101
                                                                                                       -----------
TOTAL INVESTMENTS AT MARKET VALUE -- 97.6%
  (COST $23,144,284)................................................................................    24,818,619
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%.......................................................       607,114
                                                                                                       -----------
NET ASSETS -- 100.0%................................................................................   $25,425,733
                                                                                                       -----------
                                                                                                       -----------

------------------------

Note: Based upon the cost of investments of $23,146,237 for Federal Income Tax purposes at December 31, 1996, the aggregate gross unrealized appreciation and depreciation was $2,047,624 and $375,242, respectively, resulting in net unrealized appreciation of $1,672,382.

See notes to financial statements.

UBS U.S. Equity Portfolio
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment, at value (cost $23,144,284)...........................................     $24,818,619
Cash..............................................................................       2,980,844
Dividends and interest receivable.................................................          81,913
Deferred organization expenses and other assets...................................          43,094
                                                                                       -----------
     Total Assets.................................................................      27,924,470
                                                                                       -----------

LIABILITIES:
Administrative services fees payable..............................................             964
Trustees' fees payable............................................................           1,929
Payable for investment securities purchased.......................................       2,382,507
Organization expenses payable.....................................................          42,733
Other accrued expenses............................................................          70,604
                                                                                       -----------
     Total Liabilities............................................................       2,498,737
                                                                                       -----------
NET ASSETS........................................................................     $25,425,733
                                                                                       -----------
                                                                                       -----------

NET ASSETS CONSIST OF:
Paid-in capital for beneficial interests..........................................     $25,425,733
                                                                                       -----------
                                                                                       -----------

------------------------

See notes to financial statements.

UBS U.S. Equity Portfolio
Statement of Operations
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends................................................................   $524,846
Interest.................................................................     35,449
                                                                            --------
     Investment income...................................................                 $  560,295

EXPENSES
Investment advisory fees.................................................     84,435
Administrative services fees.............................................      7,036
Audit fees...............................................................     39,357
Custodian fees and expenses..............................................     24,387
Fund accounting fees.....................................................     19,348
Legal fees...............................................................     15,273
Amortization of organization expenses....................................      7,508
Trustees' fees...........................................................      7,508
Insurance expense........................................................      1,647
Miscellaneous expenses...................................................      6,110
                                                                            --------
     Total expenses......................................................    212,609
     Less: Fee waiver....................................................    (84,435)
                                                                            --------
     Net expenses........................................................                    128,174
                                                                                          ----------
Net investment income....................................................                    432,121
                                                                                          ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities transactions.............................                      1,679
Net change in unrealized appreciation of investments.....................                  1,674,335
                                                                                          ----------
Net realized and unrealized gain on investments..........................                  1,676,014
                                                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                 $2,108,135
                                                                                          ----------
                                                                                          ----------

------------------------

See notes to financial statements.

UBS U.S. Equity Portfolio
Statement of Changes in Net Assets
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income..................................................................   $   432,121
Net realized gain on securities transactions...........................................         1,679
Net change in unrealized appreciation of investments...................................     1,674,335
                                                                                          -----------
Net increase in net assets resulting from operations...................................     2,108,135
                                                                                          -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions............................................................    30,786,561
Value of withdrawals...................................................................    (7,468,963)
                                                                                          -----------
Net increase in net assets from capital transactions...................................    23,317,598
                                                                                          -----------

NET INCREASE IN NET ASSETS.............................................................    25,425,733

NET ASSETS:
Beginning of period....................................................................       --
                                                                                          -----------
End of period..........................................................................   $25,425,733
                                                                                          -----------
                                                                                          -----------

------------------------

See notes to financial statements.

UBS U.S. Equity Portfolio
Financial Highlights
For the Period April 2, 1996 (Commencement of Operations) through December 31, 1996
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period (000's omitted)......................................      $25,426
     Average commission per share...................................................      $  0.06
     Ratio of expenses to average net assets(1).....................................         0.91%(2)
     Ratio of net investment income to average net assets(1)........................         3.07%(2)
     Portfolio turnover.............................................................           19%

------------------------
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.60% (annualized).
(2) Annualized.

------------------------

See notes to financial statements.

UBS U.S. Equity Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

1. GENERAL
UBS U.S. Equity Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'). Signature Financial Group (Grand Cayman), Ltd. ('SFG'), a wholly-owned subsidiary of Signature Financial Group, Inc., acts as the Portfolio's administrator and placement agent.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at their last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Options on stock indices traded on national securities exchanges are valued at their last sale price as of the close of options trading on such exchanges. Stock index futures and related options traded on commodities exchanges are valued at their last sales price as of the close of such exchanges.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

Debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

C. U. S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U. S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

D. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of $50,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

UBS U.S. Equity Portfolio
Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

E. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS and SFG. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to the net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser. UBS makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. As compensation for overall investment management services the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.60% of the Portfolio's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, UBS voluntarily agreed to waive the entire investment advisory fee. Such waiver amounted to $84,435.

B. ADMINISTRATIVE SERVICES AGREEMENT -- Under the terms of an Administrative Services Agreement with the Trust, SFG provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay SFG an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period April 2, 1996 (commencement of operations) through December 31, 1996, the administrative services fee amounted to $7,036.

C. EXCLUSIVE PLACEMENT AGENT AGREEMENT -- Under the terms of an Exclusive Placement Agent Agreement with the Trust, SFG has agreed to act as the Trust's placement agent. SFG does not receive any additional fees for services provided pursuant to this agreement.

4. PURCHASES AND SALES OF INVESTMENTS
For the period April 2, 1996 (commencement of operations) through December 31, 1996, purchases and sales of investment securities, excluding short-term investments, aggregated $26,712,324 and $3,569,719, respectively.

UBS U.S. Equity Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and
Investors of UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position, of the UBS U.S. Equity Portfolio (the 'Portfolio') (one of the portfolios constituting the UBS Investor Portfolio Trust) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 21, 1997

PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:


The following financial statements are included in Part A:

Financial Highlights: UBS Bond Fund, UBS U.S. Equity Fund and UBS International Equity Fund.

The following financial statements are included in Part B:




UBS BOND FUND
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 2, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

UBS BOND PORTFOLIO
Schedule of Investments, December 31, 1996
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 1, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 (commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

UBS U.S. EQUITY FUND
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 2, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

UBS U.S. EQUITY PORTFOLIO
Schedule of Investments, December 31, 1996
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 1, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 (commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

UBS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 2, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

UBS INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, December 31, 1996
Statement of Assets and Liabilities, December 31, 1996
Statement of Operations for the period April 1, 1996 (commencement of operations) through December 31, 1996
Statement of Changes in Net Assets for the period April 2, 1996 (commencement of operations) through December 31, 1996
Financial Highlights for the period April 2, 1996 (commencement of operations) through December 31, 1996
Notes to Financial Statements, December 31, 1996
Report of Independent Accountants

(b) EXHIBITS.

(1) Articles of Incorporation of the Company.1

(2) Bylaws of the Company.1

(4)(A) Specimen certificate evidencing shares of Common Stock, $.001 par value, of the Company.1

(4)(B) Articles FIFTH, SIXTH, NINTH and TWELFTH of the Company's Articles of Incorporation, relating to the rights of stockholders.1

(4)(C) Selected portions of the Company's Bylaws, relating to the rights of stockholders.1

(5) Investment Advisory Agreement between the Company and Union Bank of Switzerland (the 'Bank'), New York Branch (the 'Adviser') on behalf of UBS Tax Exempt Bond Fund.1

(6) Distribution Agreement between the Company and Signature Broker-Dealer Services, Inc.1

(8) Custodian Agreement between the Company and Investors Bank & Trust Company.1

(9)(A) Administrative Services Agreement between the Company and Signature Broker-Dealer Services, Inc. on behalf of the Funds.1

(9)(B) Transfer Agency and Service Agreement between the Company and Investors Bank & Trust Company on behalf of the Funds.1

(10) Opinion and consent of counsel.2

(11) Consents of independent auditors.4

(13) Subscription Agreement between the Company and Signature Broker-Dealer Services, Inc. with respect to the Company's initial capitalization.2

(16) Power of Attorney.4

(17) Financial Data Schedules.4

-----------------------
1 Incorporated herein by reference from pre-effective amendment no. 1 to the Registrant's registration statement (the "Registration Statement") on Form N-1A (File nos. 33-64401, 811-07431) as filed with the U.S. Securities and Exchange Commission (the "SEC") on February 9, 1996.

2 Incorporated herein by reference from pre-effective amendment no. 2 to the Registration Statement as filed with the SEC on February 26, 1995.

3. Incorporated herein by reference from post-effective amendment no. 1 to the Registration Statement as filed with the SEC on August 27, 1996

4. Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     Not Applicable.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


Common Stock (par value $0.0001)
Title of Class:  Number of record holders as of February 28, 1997:

UBS Tax Exempt Bond Fund:  1
UBS Bond Fund:  34
UBS U.S. Equity Fund:  67
UBS International Equity Fund:  86

UBS Bond Fund, Ltd.:  47
UBS U.S. Equity Fund, Ltd.: 38
UBS International Equity Fund, Ltd.:  29

ITEM 27. INDEMNIFICATION.

     STATE LAW, ARTICLES OF INCORPORATION AND BYLAWS. It is the Company's policy to indemnify its officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Articles SEVENTH and EIGHTH of the Company's Articles of Incorporation and
Article IV of the Company's Bylaws (each set forth below).

     SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS FOLLOWS:

        '2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

          (a) In this section the following words have the meaning indicated.

          (1) 'Director' means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (2) 'Corporation' includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (3) 'Expenses' include attorney's fees.

          (4) 'Official capacity' means the following:

             (i) When used with respect to a director, the office of director in the corporation; and

             (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

             (iii) 'Official capacity' does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (5) 'Party' includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (6) 'Proceeding' means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

             (i) the act or omission of the director was material to the matter giving rise to the proceeding; and

             1. Was committed in bad faith; or

             2. Was the result of active and deliberate dishonesty; or

             (ii) The director actually received an improper personal benefit in money, property, or services; or

             (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

          (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

          (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

          (3)(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

          (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

          (c) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Unless limited by the charter:

             (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

             (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

             (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

             (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

             (2) Such determination shall be made:

                (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director [SIC] who are parties may participate; or

                (iii) By the shareholders.

             (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

             (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

             (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

                (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

             (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

             (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

             (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

             (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

             (i) For purposes of this section:

                (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

                (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

             (j) Unless limited by the charter:

                (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

             (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

             (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

             (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

             (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the shareholders with the notice of the next stockholders' meeting or prior to the meeting.'

     Article SEVENTH of the Company's Articles of Incorporation provides:

          'To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No amendment of the Corporation's charter or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.'

     Article EIGHTH of the Company's Articles of Incorporation provides:

          'The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by Maryland statutory and decisional law, now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director, officer, employee or agent of the Corporation against any liability to the Corporation or its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Corporation's charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.'

     Article FOURTH of the Company's Bylaws provides:

          Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer, whether or not the Corporation would have power to indemnify such person.

                            ------------------------

     Reference is made to Article 4 of the Company's Distribution Agreement.

     The Company, its Directors and officers are insured against certain expenses in connection with the defense of claims, demands, action's suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to Directors, officers and controlling persons of the Company and the principal underwriter pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a Director, officer, or controlling person of the Company and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Company by such Director, officer or controlling person or principal underwriter in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See 'Investment Adviser and Funds Services Agent' in the Statement of Additional Information. Information as to the directors and officers of the Sub-Adviser is included in its forms ADV as filed with the Securities and Exchange Commission (the 'SEC') and is hereby incorporated herein by reference. Information as to the directors and officers of the Adviser is as follows:

     Name                          Title
     ----                          -----


Dr. HansPeter A. Lochmeier         Senior Managing Director
J. Michael Gaffney                 Managing Director
Lawrence E. Gore                   Managing Director
Peter E. Guernsey                  Managing Director
Alfredo F. Roth                    Managing Director
Steven A. Babus                    Vice President


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Signature Broker-Dealer Services, Inc. ("Signature") is the principal underwriter of the shares of UBS Bond Fund, UBS Tax Exempt Bond Fund, UBS U.S. Equity Fund and UBS International Equity Fund. Signature also acts as a principal underwriter and distributor for numerous other registered investment companies.

     (b) The following are the directors and officers of Signature. The principal business address of these individuals is 6 St. James Avenue, Suite 900, Boston, Massachusetts 02216 unless otherwise noted. Their respective position and offices with the Company, if any, are also indicated.

Philip W. Coolidge: President, Chief Executive Officer and Director of
Signature.

John R. Elder: Assistant Treasurer of Signature. Treasurer of the Company.



Linwood C. Downs: Treasurer of Signature.


Molly S. Mugler: Assistant Secretary of Signature. Secretary of the Company

Linda T. Gibson: Assistant Secretary of Signature. Assistant Secretary of the Company.


Susan Jakuboski: Assistant Treasurer of Signature.

Julie J. Wyetzner: Product Management Officer of Signature.

Robert G. Davidoff: Director of Signature; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

Leeds Hackett: Director of Signature; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020.

Laurence B. Levine: Director of Signature; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

Donald S. Chadwick: Director of Signature; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

     (c) Signature has received no commissions or other compensation from the Company to date.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Company required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111 and at 1 First Canadian Place, Suite 2800, Toronto, Ontario, M5X1C8, and at the offices of Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.


     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to file a post-effective amendment, using financials which need not be certified, within four to six months following the effective date of this registration statement. The financial statements included in such amendment will be as of and for the time period ended on a date reasonably close or as soon as practicable to the date of the filing of the amendment.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this post-effective amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 6th day of March, 1997.


UBS PRIVATE INVESTOR FUNDS, INC.

By /s/ JAMES E. HOOLAHAN
   --------------------------
   James E. Hoolahan
   President


        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on March 6, 1997.


/s/ JAMES E. HOOLAHAN
--------------------------
James E. Hoolahan
President

/s/ JOHN R. ELDER
--------------------------
John R. Elder
Treasurer and Principal Accounting and Financial Officer

HANS-PETER LOCHMEIER*
--------------------------
Hans-Peter Lochmeier
Director

TIMOTHY MCDERMOTT SPICER*
--------------------------
Timothy McDermott Spicer
Director

PETER LAWSON-JOHNSTON*
--------------------------
Peter Lawson-Johnston
Director



*By /s/ JOHN R. ELDER
    --------------------------
    John R. Elder,
    as attorney-in-fact pursuant to a power of attorney filed previously.

SIGNATURES



     UBS Investor Portfolios Trust (the "Portfolios Trust") has duly caused this post-effective amendment to the registration statement (the "Registration Statement") on Form N-1A (File nos. 33-64401, 811-07431) of UBS Private Investor Funds, Inc. to be signed on its behalf by the undersigned, thereto duly authorized in Paget, Bermuda on the 6th day of March, 1997.


UBS INVESTOR PORTFOLIOS TRUST

By JAMES E. HOOLAHAN*
   --------------------------
   James E. Hoolahan
   President of the Portfolios Trust


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement on Form N-1A of UBS Private Investor Funds, Inc. has been signed below by the following persons in the capacities indicated on March 6, 1997.


JAMES E. HOOLAHAN*
--------------------------
James E. Hoolahan
President of the Portfolios Trust


JOHN R. ELDER*
--------------------------
John R. Elder
Treasurer and Principal Accounting and Financial Officer of the Portfolios Trust

HANS-PETER LOCHMEIER*
--------------------------
Hans-Peter Lochmeier
Trustee of the Portfolios Trust

TIMOTHY MCDERMOTT SPICER*
--------------------------
Timothy McDermott Spicer
Trustee of the Portfolios Trust

PETER LAWSON-JOHNSTON*
--------------------------
Peter Lawson-Johnston
Trustee of the Portfolios Trust


*By /s/ SUSAN JAKUBOSKI
    --------------------------
    Susan Jakuboski,
    as attorney-in-fact pursuant to a power of attorney filed previously.